                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:


[_] Preliminary Proxy Statement                [_] Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e) (2))

[X]   Definitive Proxy Statement


[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant (S)240.14a-12

                    INTERNATIONAL ASSETS HOLDING CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

________________________________________________________________________________
      (Name of Person (s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      (5)   Total fee paid:



[_]   Fee paid previously with preliminary materials.

            --------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            --------------------------------------------------------------------

      (2)   Form, Schedule or Registration No.:

            --------------------------------------------------------------------

      (3)   Filing Party.

            --------------------------------------------------------------------

      (4)   Date Filed:

            --------------------------------------------------------------------

                    INTERNATIONAL ASSETS HOLDING CORPORATION
                                CENTER POINTE TWO
                         220 CENTRAL PARKWAY, SUITE 2060
                        ALTAMONTE SPRINGS, FLORIDA 32701

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                February 28, 2003

                                ----------------

TO THE STOCKHOLDERS OF
INTERNATIONAL ASSETS HOLDING CORPORATION


The annual meeting of the stockholders of International Assets Holding Corporation, a Delaware corporation, will be held on Friday, February 28, 2003, at 10:00 a.m. local time, at the Company's corporate offices, Center Pointe Two, 220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida, 32701 for the following purposes:


          1. To elect a Board of six Directors to serve until the next annual meeting and until their successors shall have been elected and qualified.


          2. To approve the action of the Board of Directors in selecting KPMG LLP as auditors to audit the consolidated financial statements of International Assets Holding Company and subsidiaries for the period commencing October 1, 2002 and ending September 30, 2003.

          3. To consider and approve the specific provision within Section 8 of the three Share Subscription Agreements for Sean O'Connor, Scott Branch and John Radziwill that requires the conversion of Series A Preferred stock to common stock. Upon conversion of the Series A Preferred stock and issuance of common shares, the three investors in total will own 48% of the assumed post conversion outstanding shares of 4,563,075. The assumptions are that there will be no additional shares issued, no stock options exercised, and that the number of preferred shares converted into common shares is 2,187,500.

          4. To consider and approve an amendment of the Company's Certificate of Incorporation to require at least a 75% vote of stockholders to remove or change the Chairman of the Board.


          5. To approve the proposed International Assets Holding Corporation 2003 Stock Option Plan.

          6. The transaction of such other business as may properly be brought before the meeting.

Stockholders of record at the close of business on December 26, 2002 will be entitled to vote at the meeting. We hope that you will attend the meeting, but if you cannot do so, please fill in and sign the enclosed proxy, and return it in the accompanying envelope as promptly as possible. Any stockholder attending the meeting can vote in person even though a proxy has already been returned.

                                              By Order of the Board of Directors

                                              DIEGO J. VEITIA
                                              Chairman

P.S. In order to save your Company the additional expense of further solicitation, please be kind enough to complete and return your proxy card today.

Altamonte Springs, Florida

January 14, 2003

                    INTERNATIONAL ASSETS HOLDING CORPORATION

                                Center Pointe Two

                             220 E. Central Parkway

                                   Suite 2060
                        Altamonte Springs, Florida 32701

                                 PROXY STATEMENT


          This proxy statement is furnished in connection with the solicitation by or on behalf of the Board of Directors of International Assets Holding Corporation (the "Company?") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held in the Company's corporate offices at Center Pointe Two, 220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida, on Friday, February 28, 2003 at 10:00 a.m. local time.


Proxy Solicitation

          All proxies in the enclosed form which are properly executed and returned to the Company will be voted as provided for therein at the Annual Meeting or at any adjournments thereof. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Annual Meeting and vote your shares in person.


          The Board of Directors intends to bring before the Annual Meeting the matters set forth in items 1, 2, 3, 4, and 5 in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to items 1, 2, 3, 4, and 5 in accordance with the directions of the stockholder as specified on the proxy card. If no choice is specified, the shares will be voted IN FAVOR of the election of the six directors named under item 1; IN FAVOR of ratification of KPMG LLP as auditors; IN FAVOR of the conversion of the Series A Preferred shares into common shares as described in Item 3; IN FAVOR of the proposed amendments to the Company's Certificate of Incorporation to require a super majority vote of at least 75% of the stockholders to remove the Chairman of the Board from office as described in Item 4; and, IN FAVOR of the International Assets Holding Corporation 2003 Stock Option Plan as described in
Item 5. If any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed Proxy and acting thereunder will vote in accordance with the views of management thereon. This Proxy Statement and Form of Proxy are being first sent to stockholders on or about January 10, 2003.

          With respect to the election of Directors (Item 1), the six nominees receiving the greatest number of votes will be elected. The affirmative vote of a majority of the votes cast at the meeting is required for the ratification of the selection of independent public accountants (Item 2). The affirmative vote of a majority of the votes cast at the meeting is required for approval of the conversion of shares of Series A Preferred shares into common shares (Item 3). The affirmative vote of a majority of the outstanding shares as of the record date is required for approval of the proposed amendment to the Company's Certificate of Incorporation (Item 4). The affirmative vote of a majority of the votes cast at the meeting is required for approval of the International Assets Holding Corporation 2003 Stock Option Plan. (Item 5).


          Abstentions and broker non-votes will be treated as shares present and entitled to vote on the subject matter at the Annual Meeting. Thus, an abstention or broker non-vote will not be counted for or against the proposals in Items 1, 2, 3 and

5. An abstention or broker non-vote will have the effect of a vote against the proposed amendments to the Company's Certificate of Incorporation in Item 4.

          The Company will bear the entire cost of preparing, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished to stockholders. Solicitation may be undertaken by mail, telephone, telegraph and personal contact. The cost to solicit proxies will be borne by the Company. The Annual Report of the Company for its fiscal year ending September 30, 2002 has been mailed to stockholders with this proxy statement.

Voting Securities and Principal Holders Thereof

          Holders of common stock of the Company of record at the close of business December 26, 2002, will be entitled to vote at the Annual Meeting or any adjournment thereof. As of December 26, 2002, the Company had outstanding 2,375,575 shares of common stock. The stockholders are entitled to one vote per share of common stock on all business to come before the meeting. The Company knows of three entities which own, control, or share dispositive powers over shares in excess of 5%. As of December 23, 2002, the Diego J. Veitia Family Trust owns 22.65% of the outstanding common stock. Diego J. Veitia, as sole beneficiary of the trust and through additional holdings, owns 28.42% of the outstanding common stock. Stephen A. Saker owns 5.08% of the outstanding common stock. As of December 23, 2002, the executive officers and directors of the Company as a group beneficially own in the aggregate 31.0% of the outstanding common stock of the Company.

                         ITEM 1 - ELECTION OF DIRECTORS

          At the Annual Meeting six directors, constituting the entire Board of Directors of the Company, are to be elected to hold office until the next annual meeting or until their successors are elected and shall have qualified. Each nominee has consented to serve if elected. Officers are elected annually by the Board of Directors. The age, principal position of each nominee, and the year they first became a director and officer of the Company are as follows:

                                                                         First           First
                                                                         Became          Became
    Name              Age ( ) and Position                               Director        Officer
    ----              --------------------                               --------        -------
Diego J. Veitia       (59) Director and Executive Chairman of            1987            1987
                      the Board; Director and Chairman of the
                      Board of INTL Trading, Inc. ("INTL")

Sean M. O'Connor      (40) Director and CEO of the Company;
                      CEO and President of INTL; Director and            2002            2002
                      CEO of OffshoreTrader.Com. ("OTCL")


Scott J. Branch       (40) Director and  President of the                2002            2002
                      Company; Director and President of OTCL
                      and Director, Chairman and President of
                      International Asset Management
                      Corporation ("IAMC").

                                                                              First                First
                                                                              Became               Became
         Name                     Age ( ) and Position                       Director              Officer
         ----                     --------------------                       --------              -------
Edward R. Cofrancesco    (40) Director, Executive Vice President                2002                  2002
                         and COO of the Company; Director, COO
                         and Executive Vice President of INTL;
                         and Director of OTCL

Robert A. Miller, PhD    (60) Director of the Company                           1998                   --

John Radziwill           (55) Director of the Company                           2002                   --

     Diego J. Veitia founded the Company in 1987 to serve as a holding company for its subsidiaries. He has served as Chairman of the Board and director since its inception He served as Chief Executive Officer of the Company from its inception until December, 2002. He has also served as President of the Company for the following periods: from 1987 until 1991, from November 1999 through August 2000 and again from September 2001 to December, 2002. Mr. Veitia is also currently serving as Chairman of INTL. Until December, 2002, Mr. Veitia served as Chairman, Chief Executive Officer and President of IAMC, INTL and OTCL. Mr. Veitia also serves as Chairman of Veitia and Associates, Inc., an inactive registered investment advisor. During the last five years, Mr. Veitia has served as director of America's All Seasons Income Fund, Inc., an inactive management investment company until December, 1998. Until November 1, 2001, Mr. Veitia served as Chairman of the Board and President of International Assets Advisory Corp. ("IAAC") and Global Assets Advisors, Inc.(GAA"). From November 1, 2001 until December 13, 2001, Mr. Veitia served as Chairman of the Board and President of International Assets Advisory, LLC ("IAAL") and Global Assets Advisors, LLC ("GAAL").

     Sean M. O'Connor joined the Company in October, 2002 as Chief Executive Officer designate. In December, 2002 Mr. O'Connor was elected to the Board of Directors to assume the position vacated by Stephen A. Saker and currently serves as CEO. In November, 2002, Mr. O'Connor was also elected as President of INTL. In December, 2002 Mr. O'Connor was elected to the board of directors and as an officer of OTCL where he currently serves as CEO. Prior to joining the Company and its subsidiaries, from 1994 until 2002 Mr. O'Connor was CEO and director of Standard New York Securities, a division of Standard Bank. From 1999 until 2002 Mr. O'Connor served as Executive Director on the Board of Standard Bank London, Ltd., a U. K. registered bank and wholly owned subsidiary of the Standard Bank Group.


     Scott J. Branch joined the Company in October, 2002 as President designate. In December, 2002 Mr. Branch was elected to the Board of Directors to assume the position vacated by Jerome F. Miceli and currently serves as President. In December, 2002 Mr. Branch was also elected to the board of directors and an officer of OTCL and IAMC. Prior to joining the Company and its subsidiaries Mr. Branch was General Manager of Standard Bank London, Ltd. From 1995 until 2002 Mr. Branch was affiliated with Standard Bank and its subsidiaries and at various times was responsible for the Eastern Mediterranean Region and the Forfaiting and Syndications Group. Mr. Branch also served as a director of Standard Yatirim Menkul Kivmetler AS, a Turkish broker/dealer and Standard Aval, a Czech finance company.

     Edward R. Cofrancesco, Jr. was elected as a director of the Company in March, 2002 and elected Executive Vice President of the Company effective January 1, 2002. Mr. Cofrancesco served as Senior Vice President of Capital Markets for International Assets Advisory Corporation, the Company's former subsidiary, from December, 2000 until November, 2001 when he assumed the same position with INTL. In January, 2002 Mr. Cofrancesco became Managing Director and Chief Operating Officer of INTL. During the past five years Mr. Cofrancesco has also served as a vice president of institutional sales for Lehman Brothers and as Vice President and Manager of the international trading division of Raymond James.

     Robert A. Miller, Ph.D. became a director of the Company in February, 1998. Dr. Miller has served as President of Nazareth College in Rochester, New York since 1998. In November 2000 Dr. Miller became a director of Bergmann Associates, LLC, a privately owned architectural and engineering firm with headquarters in Rochester, N.Y. Dr. Miller previously served as the Academic Vice President of Queens College in Charlotte, North Carolina from 1994 to 1998. Dr. Miller previously served as a director of America's All Seasons Income Fund, Inc. until December, 1998.

     John Radziwill was elected as a director in December, 2002 to assume the position vacated by Jeffrey Rush. Mr. Radziwill is currently a director of Lionheart Group, Inc., USA Micro Cap Value Co Ltd, Goldcrown Group Limited (and subsidiaries), New York Holdings Limited, Acquisitor Plc and Acquisitor Holdings (Bermuda) Ltd. In the past five years he has also served on the boards of Air Express International, Corp., Interequity Capital Corporation, GP and Radix Organization Inc. Until 1997 he was a registered representative associated with Cohmad Securities Corporation. Mr Radziwill is a member of the Bar of England and Wales.

     Director Remuneration

               Members of the Board of Directors who are not officers or employees of the Company were paid an annual fee of $12,000 for the fiscal year ended September 30, 2002. For fiscal year 2001 these directors were paid an annual fee of $21,000 comprised of (i) $15,000 which was deposited in installments into a Company brokerage account and paid to each director for the purchase of common stock of the Company in the open market, and
     (ii) $6,000 payable in cash in quarterly installments of $1,500 each. In addition to the 2001 annual fee, outside directors also received $500 for each board meeting attended. The fee portion for stock purchases for one director was redirected for cash payment for the period June 2000 through June 2001. Such directors were also reimbursed for expenses relating to their attendance at meetings during the fiscal year. Director's fees for fiscal year 2003 will continue at $12,000 annually.

Meetings of the Board and Committees

     There were three regularly scheduled meetings of the Board of Directors during fiscal year 2002 and five extraordinary telephonic meetings. No incumbent director attended fewer than 75% of the aggregate of (1) the total number of meetings of the board of directors held during fiscal year 2002 and (2) the total number of meetings held by all committees of the board on which he served during fiscal year 2002. The Board has established Audit, Compensation and Personnel/Nominating committees which are shown in the table below. The Compensation and Personnel/Nominating Committees met twice during the fiscal year. The Audit Committee, which is discussed in more detail later in this proxy statement, also met twice during the fiscal year.

                         Committees for Fiscal Year 2002

         Committee                  Chairman                 Members
         ---------                  --------                 -------

         Audit                      Robert A. Miller         Jerome F. Miceli
                                                             Jeffrey L. Rush

         Compensation               Jeffrey L. Rush          Robert A. Miller
                                                             Jerome F. Miceli

         Personnel/Nominating       Robert A. Miller         Jerome F. Miceli
                                                             Jeffrey L. Rush

                         Committees for Fiscal Year 2003

         Committee                  Chairman                 Member
         ---------                  --------                 ------

         Audit                      John Radziwill           Robert A. Miller

         Compensation               Robert A. Miller         John Radziwill
                                    (These two members act as co-chairmen.)

         Personnel/Nominating       Robert A. Miller         John Radziwill


     The three Share Subscription Agreements, attached as Exhibits I, III, and V, required that Sean O'Connor, Scott Branch and John Radziwill be elected as directors of the Board. The circumstances under which Stephen A. Saker, Jerome
F. Miceli, and Jeffrey L. Rush resigned as member of the board were occasioned by this condition. Prior to their resignations the nominating committee, of which all three resigning directors were members, nominated the slate of six directors for election at the annual meeting of shareholders. Included with the nominations was the unanimous recommendation from these members that the shareholders elect the slate of nominees.

    Other Executive Officers

                                                                 First Became
    Name                       Age ( ) and Position                Officer
    ----                       --------------------                -------

    Jonathan C. Hinz           (40) Chief Financial Officer         1995
                               and Treasurer

Jonathan C. Hinz joined the Company in October 1995 and currently serves as Chief Financial Officer and Treasurer for the Company, INTL, IAMC and OTCL. Mr. Hinz is a certified public accountant. Prior to November, 1999 Mr. Hinz served as Controller for the Company.


            ITEM 2 - TO CONSIDER AND APPROVE APPOINTMENT OF AUDITORS

     The Audit Committees of the Board for fiscal year 2002 and as comprised for fiscal year 2003 have selected KPMG LLP as independent public accountants to audit the consolidated financial statements of the Company and certain of its subsidiaries for the fiscal year 2003. The Board has endorsed this appointment and it is being presented to the stockholders for approval.

     KPMG LLP has audited the consolidated financial statements of the Company since 1990. Services that have been provided by KPMG LLP include: (1) regular audits of the Company's consolidated financial statements, assistance in SEC filings, and consultation on accounting and financial reporting matters; (2) audits of the financial statements of certain subsidiary companies to meet regulatory requirements; and (3) timely quarterly reviews and income tax preparation and consulting.

     Representatives of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make statements if they desire, and will be available to respond to appropriate questions.

     If the stockholders do not approve the appointment of KPMG LLP, the Audit Committee will select another firm of auditors for fiscal year 2003.

Audit Committee

     The Audit Committee established by the Board of Directors includes two members who are independent as defined in NASD Rule 4200. The Audit Committee makes recommendations concerning the engagement of independent auditors, reviews with the independent auditors the plans and results of the audit engagement, approves professional services provided by the independent auditors, reviews the independence of the independent auditors, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. As of September 30, 2002, the Company does not have an internal audit function. The Board of Directors has adopted the Charter of the Audit Committee which is attached as Exhibit 1 to this proxy statement. The Audit Committee met two times in 2002. Robert A. Miller, Jerome F. Miceli and Jeffrey L. Rush were members of the Audit Committee.

Audit Committee Report

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principals generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. The Committee has reviewed the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No.1. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held two meetings during fiscal year 2002.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-KSB for the year ended September 30, 2002 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

MEMBERS OF THE AUDIT COMMITTEE


Audit Fees, All Other Fees And Auditor Independence

     For the year ended September 30, 2002 the Company paid its independent auditors, KPMG LLP, approximately $48,850 for audit services and $41,050 for other non-audit services. These non-audit services consisted primarily of corporate tax fees, review of corporate accounting matters, tax consultancy related to the sale of the Company's retail broker-dealer subsidiary, tax consultancy regarding the transaction relating to the three Share Subscription Agreements and due diligence. The Audit Committee has concluded that the providing of these non-audit services did not adversely impact the independence of KPMG LLP.

YOUR DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE FOR THE APPOINTMENT OF KPMG LLP
                AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

ITEM 3 - TO CONSIDER AND APPROVE THE PROPOSAL IN SECTION 8 IN THE THREE SHARE SUBSCRIPTION AGREEMENTS FOR SEAN O'CONNOR, SCOTT BRANCH AND JOHN RADZIWILL THAT PROVIDES FOR THE CONVERSION OF SERIES A PREFERRED SHARES INTO SHARES OF COMMON STOCK

     On October 22, 2002 the Board of Directors of the Company approved the three Share Subscription Agreements (the "Agreements") between the Company and each of Sean O'Connor, Scott Branch, and John Radziwill (the "three Investors") whereby the Company agreed to sell Series A Preferred stock to Messers O'Connor, Branch and Radziwill for aggregate consideration to the Company of $3.7 million. Copies of the Agreements are attached as Exhibits I, III and V, respectively. On December 6, 2002 an amendment to each of the Agreements was further approved by the respective parties.

     The Agreements provide for the purchase of Series A Preferred shares at a price of $1.70 per share. The Series A Preferred shares are non-voting and non-convertible. Within the Agreements is a provision in Section 8 which requires the Company to seek the approval of stockholders to allow conversion of the Series A Preferred shares into common shares.

     Under Rule 4350(i)(1)(B) and 4350(i)(1)(D) of The Nasdaq Stock Market Inc.'s Marketplace Rules, an issuer whose securities are listed on The Nasdaq Stock Market (Nasdaq) must seek shareholder approval:

     . when the issuance or potential issuance will result in a change of control of the issuer (the "Change of Control Rule"); or

     . in connection with a transaction other than a public offering involving:

     (a) the sale, issuance or potential issuance by the issuer of common stock at a price less than the greater of book or market value which, together with sales by officers, directors or substantial shareholders of the issuer, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance; or

     (b) the sale, issuance or potential issuance by the issuer of common stock equal to 20% or more of the common stock (or of the voting power) outstanding before the issuance for less than the greater of book or market value of the stock (the "20% Rule").

     The approval of Item No. 3, and the subsequent automatic conversion of the Preferred shares into common shares of the Company' will cause the issuance of greater than 20% of the Company's common stock. The approval sought under this Item No. 3 will be effective to satisfy Nasdaq's required shareholder approval rules. A failure to obtain shareholder approval under such circumstances would violate Nasdaq's corporate governance rules, if the Company converted the Preferred shares to common shares without shareholder approval. Such a violation of Nasdaq rules might, in turn, result in the delisting of the Company's common stock from Nasdaq.

     If conversion of the Preferred shares is approved by the Company's stockholders at the Annual meeting, the Series A Preferred Shares will automatically be converted into common shares. Following the conversion, the Three Investors - Sean O'Connor, Scott Branch and John Radziwill will own or control, either directly or through related entities, as a group, approximately 48% of the post conversion outstanding shares of common stock. The initial share purchase agreements were subsequently amended to permit the Three Investors to assign all or a portion of their shares to trusts or other entities affiliated with them for tax or other purposes. The initial individual ownership interests for the three Investors or their controlled entities will be 19.3% for Mr. O'Connor, 16.1% by Mr. Branch, and 12.5% by Mr. Radziwill. Due to the non-voting status of the Series A Preferred, none of the three Investors will have the ability to vote for the approval of this provision, unless they acquire the Company's common shares in the open market before the Record Date, in which event they would be entitled to vote those common shares.

     As described in Section 9 (a) of the Share Subscription Agreements, should the shareholders of the Company not approve the conversion of the Preferred shares to common shares at the Annual meeting, the Investors at their option have the right to redeem the preferred shares at the original cost of $1.70 per share beginning 15 days after the Annual meeting and extending to a date that is six months after closing (June 6, 2003). The investors' redemption rights are applicable to each investor, and they need not act as a group with respect to their rights. The Company also has the right to repurchase the shares at its option at a cost of $1.70 per share beginning 15 days after the Annual meeting and extending to a date that is six months after closing (June 6, 2003).

     In the event that any or all of the Investors exercises his redemption rights, or the Company exercises its repurchase right, the Company will be forced to utilize cash up to the full $3.7 million which was previously invested by the investors. Further, in the event Mr. Radziwill exercises his redemption right, or if the Company exercises it's repurchase right as to Mr. Radziwill's shares, the Company is obligated to pay John Radziwill a fee of 6% per annum of the amount paid by Mr. Radziwill for his 569,853 shares of Series A Preferred shares ($968,750), for the period of time from closing which was December 6, 2002, until the date of exercise. This 6% fee provision does not apply to either Mr. O'Connor or Mr. Branch.

Considerations Regarding Approval of this Item

     In addition to the redemption of the purchase price which totaled approximately $3.7 million there are other potential adverse effects should this provision not be approved.

Potential to Cause a Drop in the Price of the Company's Common Stock.

At the time of the public announcement of this transaction the Company's common stock had been trading at approximately $.60 per share. The price has risen following the announcements concerning this transaction and the price of the Company's common stock is now approximately $2.00 per share. A reversal of this transaction would likely cause the price of the stock to drop.

Significant Dilutive Effects

     The Agreements provide that upon approval by the shareholders of the conversion of the Series A Preferred stock, the Company will issue shares of common stock, representing approximately 48% of the outstanding shares of common stock after giving effect to such issuances. This does not include any shares purchased in the open market by any of the Three Investors personally, or shares purchased in the open market by affiliates of the Three Investors.

The issuance of shares of common stock to the Three Investors upon conversion will substantially dilute the ownership interests and voting rights of existing shareholders.

Diminished Ability to Carry Out the Company's Expansion Plans.

     The Company through its subsidiary INTL Trading, Inc. has received approval from the NASD to open a branch office in New York City, and employ additional associated persons to carry out its expansion plans for an international fixed income trading business and enhance its existing equity trading and market making business. The Company has recently signed a lease for office space in New York City, and plans to be operational in that office by mid- January 2003. However, if the shareholders do not approve the conversion of the Series A Preferred shares, and any or all of the Three Investors seek redemption of their shares, the Company may have diminished ability to follow through on it's expansion plans.

Controlling Interest in the Company.

     Should the provision be approved and the common shares issued, the Investors will control a significant percentage, approximately 48%, of the outstanding shares. If each Investor casts his vote in agreement with the other two they will possess the ability to impact and control shareholder approval or opposition to matters placed before shareholders for a vote. Should Mr. Veitia, who would continue to own approximately 15.2% of the post conversion outstanding shares, vote in agreement with the Investors, a majority of the vote on any issue would be certain.

No Dissenters' Rights

     Under Delaware law, shareholders are not entitled to dissenters' rights of appraisal with respect to this proposal.

Vote Required

     Under the Nasdaq Rules, the minimum vote which will constitute shareholder approval of Proposal No.1 for purposes of the Change of Control Rule and 20% Rule is a majority of the total votes present in person or represented by proxy at the special meeting, upon the establishment of a quorum. The Company's executive officers and members of the Board of Directors have indicated their non-binding intention to vote shares of common stock for which they have voting power FOR the proposal

Recommendation Of The Board of Directors

     The Board of Directors comprised of the six directors elected at the 2002 Annual Meeting has considered this transaction and unanimously approved it upon the belief that it is in the best interests of the shareholders. After the resignation of three members of the Board and their replacements by Messers O'Connor, Brand and Radziwill, the new board (with the Three Investors abstaining because they are "interested" in this regard), again recommended approval of Item No. 3 by the stockholders.



YOUR DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE TO APPROVE THE CONVERSION OF THE SERIES A PREFERRED SHARES INTO COMMON SHARES.

ITEM 4. TO CONSIDER, APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO REQUIRE AT LEAST A 75% VOTE OF THE STOCKHOLDERS TO REMOVE OR CHANGE THE CHAIRMAN OF THE BOARD.

     The Share Subscription Agreements contain a provision in Section 8 to require the Company to seek shareholder approval to amend the Company's Certificate of Incorporation to require at least a 75% vote of the stockholders to remove or change the Chairman of the Board. The current Chairman of the Board of the Company is Diego J. Veitia, who has served as Chairman since the Company's formation in 1987.

     The Share Subscription Agreements provide for changes to the requirements for removal or change to the Chairman of the Board in both the Bylaws and Certificate of Incorporation of the Company. Pursuant to the requirements of
Section 6 of the Share Subscription Agreements, the Board of Directors of the Company approved an amendment to the Bylaws of the Company on October 16, 2002 whereby the vote of the greater of at least (A) five directors or (B) seventy-five percent (75%) of the directors is required to remove or change the Chairman of the Board. Prior to this amendment, the Bylaws required only the affirmative vote of a majority of the directors to remove or change the Chairman.

     The amendment is offered with the intent to require a supermajority vote of the outstanding shares, in addition to a supermajority of the directors, to remove or change the Chairman of the Board. The Board of Directors believes it is desirable that Mr. Veitia's experience and expertise, together with his unique knowledge of the history of the Company, remain available to the Company and its stockholders. If the proposed amendment is adopted by the stockholders, a supermajority vote of both the directors and the stockholders will be required to remove or change the Chairman.

Proposed Amendment to Certificate of Incorporation

     If the amendment is approved, a new Article 12 will be added to the Company's Certificate of Incorporation to read in its entirety as follows:

     12. A vote of no less than seventy-five percent of the outstanding shares shall be required to remove or change the Chairman of the Board of the Corporation.

Certain Effects of Proposed Amendment

     At the present time, the Company is not aware of any pending or threatened efforts by any party to change the Chairman of the Company, and the amendment is not being proposed in response to any such efforts. However, the requirement for a supermajority vote of the outstanding shares to remove or change the Chairman of the Board would impede the Board of Directors in any future attempt to make such a change.

     Approval of the amendment may adversely impact stockholders who desire a change in management and/or the Chairman of the Board of Directors or to participate in a change in control of the Company by requiring a vote of seventy-five percent (75%) of the outstanding shares before the Chairman may be removed or changed. While it may be deemed to negatively effect any future effort to change or remove the Chairman, the proposed amendment is not prompted by any specific effort or threat perceived by the Company's Board of Directors.

          As described in Section 9 (a) of the Share Subscription Agreements, should the shareholders of the Company not approve this amendment at the annual meeting, the Investors, at their option, have the right to redeem the preferred shares at the original cost of $1.70 per share beginning 15 days after the meeting and extending to a date that is six months after closing (June 6, 2003). The Company also has the right to repurchase the shares at its option at a cost of $1.70 per share beginning 15 days after the meeting and extending to a date that is six months after closing (June 6, 2003).

          In the event any of the Investors exercises his redemption right or the Company exercises its repurchase right pursuant to the failure of the stockholders to approve the amendment to the Certificate of Incorporation to require a seventy-five (75%) vote of the outstanding shares to remove or change the Chairman of the Board, the Subscription Agreement between the Company and John Radziwill provides that Company will pay Mr. Radziwill a fee equal to 6% per annum of his purchase price for the period of time from closing which was December 6, 2002, until the date of exercise. This provision does not extend to either Mr. O'Connor or Mr. Branch.

     Effective Date of Proposed Amendment

          The proposed amendment to the Certificate of Incorporation of the Company, if adopted by the required vote of the stockholders, will become effective on the date on which the Articles of Amendment to the Company's Certificate of Incorporation are filed with the Secretary of State of the State of Delaware.

     Vote Required and Board Recommendation

          The affirmative vote of holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is required to approve the proposed amendment. If the amendment is not approved by the stockholders, the Company's Certificate of Incorporation, which currently has no specific requirements for the removal or change of the Chairman of the Board will continue in effect.

          Although the three investors party to the Share Subscription Agreements cannot vote at the Annual Meeting, they have expressed their support of this Amendment and join the Board of Directors in its recommendation for approval.

     YOUR DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE INTERNATIONAL ASSETS HOLDING CORPORATION CERTIFICATE OF INCORPORATION TO REQUIRE AT LEAST A 75% VOTE OF THE STOCKHOLDERS TO REMOVE OR CHANGE THE CHAIRMAN OF THE BOARD.

     ITEM 5 - TO CONSIDER, APPROVE AND ADOPT THE INTERNATIONAL ASSETS HOLDING CORPORATION 2003 STOCK OPTION PLAN

     General

          The Share Subscription Agreements also contain a provision in Section 8 to require the Company to adopt a new stock option plan and submit such plan to the Company's stockholders for approval and adoption. The Company's existing stock option plan terminates on January 13, 2003 and in order to fulfill the terms of the Share Subscription Agreements and its employment contracts with Sean O'Connor and Scott Branch, which are included as

   Exhibits VIII and IX to this Proxy Statement, the Company is required to adopt a new plan and submit it to the stockholders for approval. The new plan which is to be known as The International Assets Holding Corporation 2003 Stock Option Plan, and which is attached to this Proxy Statement as Exhibit X, ("The Plan") was adopted by the Board by unanimous consent on December 19, 2002.

          As described in Section 9 (a) of the Share Subscription Agreements, should the shareholders of the Company not approve this Plan at the annual meeting, the Investors at their option have the right to redeem the preferred shares at the original cost of $1.70 per share beginning 15 days after the meeting and extending to a date that is six months after closing (June 6, 2003). The Company has the right to repurchase the shares at its option at a cost of $1.70 per share beginning 15 days after the meeting and extending to a date that is six months after closing (June 6, 2003).

          In the event either the Investor exercises his redemption right or the Company exercises its repurchase right, the Company will pay John Radziwill a fee of 6% per annum of his purchase price for the period of time from closing which was December 6, 2002, until the date of exercise. This provision does not extend to either Mr. O'Connor or Mr. Branch.

     Plan Description

          The following summary describes briefly the principal features of the Plan. This summary does not purport to be complete and is subject to and qualified in its entirety by the provisions of the Plan.

     Purpose

          The purpose of the Plan is to advance the growth and development of the Company by affording an opportunity to executives, consultants and key employees of the Company as well as directors of the Company and its affiliates to purchase shares of the Company's common stock and to provide incentives for them to put forth maximum efforts for the success of the Company's business.

     Eligibility

          The Plan provides that award may be granted to directors, consultants, officers and executive, managerial and other key employees of the Corporation or any parent or subsidiary of the Corporation. Non-employee directors or consultants of the Corporation are eligible to receive award only of Nonqualified Options (as defined below). Approximately 15 employees of the Corporation and its subsidiaries are eligible to participate in the Plan.

   Stock Subject to the Plan

          The total number of shares of stock which may be issued by the Corporation to all optionees under the Plan is 750,000 shares upon shareholder approval of the Plan. If and to the extent an option granted under the Plan expires or terminates for any reason whatsoever, in whole or in part, the shares (or remaining shares) of stock subject to that particular option shall again be available for grant under the Plan.

   Administration

          The Plan is to be administered by the Board of Directors of the Corporation (the "Board"); provided, however, that the Board may from time to time appoint a Compensation Committee consisting of not less than two directors and delegate to such Committee full power and authority to take any action required or permitted to be taken by the Board under the Plan. The Board may issue incentive stock options ("Incentive Options") within the meaning as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not qualify as Incentive Options ("Nonqualified Options"). In addition, the Board shall have the discretion to determine the employees, directors and consultants to whom options are to be granted and the number of shares subject to the options.

   General Conditions

          The Plan sets forth certain general conditions relating to the options that may be granted thereunder: (a) the maximum term of any Incentive Option shall be 10 years; (b) an option shall be exercisable only as long as optionee is in "continuous employment" with the Corporation as such term is defined in the Plan or is continually on the Board of Directors of the Corporation, or any parent subsidiary or successor thereof except as expressly permitted by the Plan; and (c) an option granted under the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution.

   Stock Options

          The option price of stock options granted under the Plan shall not be less than 100% of the fair market value of the stock on the date the option is granted. The option price of stock options granted under the Plan to any individual who possesses more than 10% of the combined voting power of all classes of common stock of the Corporation shall not be less than 110% of the fair market value of the stock on the date the option is granted.

          Options shall become exercisable as provided by the Board in the Option Agreement. An option shall terminate upon the occurrence of the following conditions: (a) the expiration of one year after termination of employment by death or disability; (b) immediately upon termination for cause; (c) the expiration of 90 days after termination of employment for a reason other than death, disability or cause; or (d) the expiration of 90 days after the removal or resignation of the optionee from the Board.

          The Plan contains certain additional conditions applicable to options designated as Incentive Options. Incentive Options may be granted only to employees. No employee may be granted Incentive Options exercisable for the first time in any calendar year in which Incentive Options have an aggregate fair market value of stock (determined for each Incentive Option at its date of grant) in excess of $100,000. An Incentive Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation shall have a per-share exercise price of not less than 110% of the fair market value of the stock on the date the option is granted.

          Payment of the exercise price may be made in cash, by certified bank check, in shares of the Corporation's common stock or any combination of the foregoing. At the discretion of the Board, the Corporation may also accept a promissory note, secured or unsecured, in the amount of the option price.

   Plan Termination and Amendment

          Under its terms, the Plan will terminate ten years following approval by the stockholders. Furthermore, the Plan may be amended or terminated at any time by the Board. Any termination shall not affect any award then outstanding. Amendments to the Plan may be made without shareholder approval, except as such shareholder approval may be required by law or the rules of a national securities exchange, or if the amendment would increase the number of shares that may be issued under the Plan, or modify the requirements as to eligibility for participation in the Plan.

   Federal Tax Treatment of Options

          If an option is granted to an employee in accordance with the terms of the Plan, no income will be recognized by such employee at the time the option is granted.

          Generally, on exercise of a Nonqualified Option, the amount by which the fair market value of the shares of the stock on the date of exercise exceeds the purchase price of such shares will be taxable to the optionee as ordinary income, and will be deductible for tax purposes by the Corporation in the year in which the optionee recognizes the ordinary income. The disposition of shares acquired upon exercise of a Nonqualified Option under the Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the Nonqualified Option.

          Section 16(b) of the Exchange Act generally subjects executive officers, directors and 10% shareholders of the Corporation to potential liability if they both buy and sell shares of the Corporation's stock within a six-month period. In the case of employees who are subject to these rules, generally, unless the employee elects otherwise, the relevant date for measuring the amount of ordinary income to be recognized upon the exercise of a Nonqualified Option will be the later of (i) the date the six-month period following the date of grant lapses and (ii) the date of exercise of the Nonqualified Option.

          Generally, upon exercise of an Incentive Option, an employee will not recognize any income and the Corporation will not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares of stock received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the employee to the alternative minimum tax. The disposition of shares acquired upon exercise of an Incentive Option under the Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period). Generally, however, if the employee disposes of shares of stock acquired upon exercise of an Incentive Option within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the employee will recognize ordinary income, and the Corporation will be entitled to a deduction for tax purposes, in the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or, in certain circumstances, the gain on sale, if less). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the Incentive Option will ordinarily constitute capital gain. In the case of an employee subject to the
   Section 16(b) restrictions discussed above, the relevant date in measuring the employee's ordinary income and the Corporation's tax deduction in connection with any such disqualifying disposition will normally be the later of (i) the date the six-month period after the date of grant lapses or (ii) the date of exercise of the Incentive Option.

          If an option is exercised through the use of stock previously owned by the employee, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such shares upon such exercise. However, if the previously owned shares were acquired through the exercise of an Incentive Option or other tax-qualified stock option and the holding period requirement for those shares was not satisfied at the time they were used to exercise an Incentive Option, such use would constitute a disqualifying disposition of such previously owned shares resulting in the recognition of ordinary income (but, under proposed Treasury Regulations, not any additional capital gain) in the amount described above. If any otherwise qualifying Incentive Option becomes first exercisable in any one year for shares having a value in excess of $100,000 (grant date value), the portion of the option in respect of such excess shares will be treated as a Nonqualified Option.

   The chart below shows those officers of the Company who are known to be employees and/or directors who will receive a grant of options upon approval of the new option plan.

                                New Plan Benefits
       The International Assets Holding Corporation 2003 Stock Option Plan

--------------------------------------------------------------------------------
    Name and Position                Dollar Value$          Number of Units
--------------------------------------------------------------------------------
 Sean O'Connor, CEO                   331,250 (1)               132,500
--------------------------------------------------------------------------------
 Scott Branch, President              331,250 (1)               132,500
--------------------------------------------------------------------------------
 Edward Cofrancesco, COO           Undeterminable(2)             90,000
--------------------------------------------------------------------------------

 (1) The strike price of the options for Mr. O'Connor and Mr. Branch are specified within the Employment Agreements as $2.50.

 (2) The options are due to Mr. Cofrancesco under the terms of his current employment contract. As no exercise price is specified within the contract, the exercise price will be determined upon date of grant and the value is, therefore, undeterminable at this time.

     Vote Required and Board Recommendation

          The affirmative vote of holders of a majority of the shares of common stock entitled to vote at the Annual Meeting is required to approve the proposed amendment.

     YOUR DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE INTERNATIONAL ASSETS HOLDING CORPORATION 2003 STOCK OPTION PLAN

     ITEM 6. ANY OTHER BUSINESS

          The Board of Directors does not know of any other business which will be presented for consideration at the Annual Meeting. If any other business does properly come before the Annual Meeting or any adjournment thereof, the proxy holders will vote in regard thereto according to the discretion of management insofar as such proxies are not limited to the contrary.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

          The following table is a three-year summary of the compensation awarded or paid to, earned by, the Company's Chief Executive Officer and its most highly compensated executive officers whose total cash compensation exceeded $100,000 during the Company's last completed fiscal year.

                                                                  Long Term Compensation
                                                                  ----------------------
                                         Annual Compensation      Awards                     Payouts
                                  ---------------------------    -----------------------------------
                                                      Other-      Rest-        Secur
   Name                                               Annual      ricted       ities                      All other
   and                                                Compen-     Stock        Underlying    LTIP         Compensa-
   Principal                        Salary    Bonus   sation      Award(s)     Options/      Payouts      tion
   Position              Year         $         $        $           $         SARs (#)(1)     $          $
   --------              ----         -         -        -           -         -----------     -          ------
   Diego J. Veitia,      2002     $115,985  $  35,000  $15,841       $  -        25,000        $   -       $     -
   Director, Chairman    2001     $148,349  $       -  $19,845       $  -        25,000        $   -       $     -
   of the Board and      2000     $147,092  $ 201,690  $     -       $  -             -        $   -       $16,188
   Chief Executive
   Officer (2) (3) (4)

   Edward R.             2002     $150,000  $  55,000  $     -       $  -        20,000        $   -       $14,235
   Cofrancesco           2001     $115,962  $ 110,000  $     -       $  -        20,000        $   -       $19,719
   Director, Executive
   Vice President and Chief
   Operating Officer (5) (6)

   Jonathan C. Hinz,     2002     $ 97,136  $  30,000  $     -       $  -        20,000        $   -       $     -
   Chief Financial       2001     $ 88,544  $  18,000  $     -       $  -        20,000        $   -       $     -
   Officer and           2000     $ 87,658  $  20,000  $     -       $  -         7,200        $   -       $     -
   Treasurer

(1) Option shares presented for year 2000 have been restated for the 10% stock dividend declared by the Corporation on February 25, 2000 for shareholders of record as of March 10, 2000.

(2) Mr. Veitia received $15,841, or approximately 10.5% of 2002 total salary and bonus in other annual compensation consisting of $9,845 paid for tax preparation fees, $3,567 related to auto lease reimbursement and $2,429 related to memberships. Mr. Veitia received $19,845, or approximately 13% of 2001 total salary and bonus in other annual compensation consisting of $9,095 paid for tax preparation fees and $10,750 related to auto lease reimbursement.

(3) All other compensation for Mr. Veitia for year 2000 is comprised of Company contributions to the Company's 401(k) Profit Sharing Plan (formerly known as the Employee Stock Ownership Plan), Retirement Savings Plan, automobile related benefits paid directly by the Company and payments for personal income tax preparation fees.

(4) Salary for 2002 does not include a $33,502 voluntary 25% salary waiver related to the months of October 2001 through August 2002. Salary for 2001 does not include a $3,156 voluntary 25% salary waiver related to the month of September 2001.

(5) Mr. Cofrancesco joined the Company on December 22, 2000. Salary stated above for 2001 includes base salary earned during the portion of the fiscal year from December 22, 2000 through September 2001.

(6) All other compensation for Mr. Cofrancesco for year 2002 and 2001 is comprised of payments and reimbursements related to relocation and an automobile allowance.

     Stock Options and Stock Appreciation Rights (SAR)

          The International Assets Holding Corporation Stock Option Plan (the "Existing Plan") was adopted by the Board of Directors of the Corporation in January, 1993 and approved by the stockholders in November, 1993. On February 15, 1996 the shareholders approved an amendment to the Existing Plan to increase the number of shares available for issuance under the Existing Plan from 250,000 to 500,000 shares effective December 28, 1995. On February 16, 1999 the shareholders approved an amendment to the Existing Plan to increase the number of shares available for issuance under the Existing Plan from 500,000 to 700,000 shares.

          In accordance with the terms of the Company's stock option Existing Plan the Company's Board of Directors has authorized a 10% share and price adjustment for outstanding stock options issued prior to March 5, 1999. This adjustment is related to the Company's 10% stock dividend declared on February 12, 1999 and paid on March 26, 1999. Previously issued option shares have been proportionately increased by 10% and the corresponding option exercise price per share has also been reduced by 10%. In conjunction with the stock dividend for record date March 5, 1999 the total options authorized under this Existing Plan were proportionally increased from 700,000 options to 770,000 options as a result of this stock dividend.

          In addition, the Company's Board of Directors has authorized a 9% share and price adjustment for outstanding stock options issued prior to March 10, 2000. This adjustment is related to the Company's 10% stock dividend declared on February 25, 2000 and paid on March 24, 2000. Previously issued option shares have been proportionately increased by 9% and the corresponding option exercise price per share has also been reduced by 9%. In conjunction with the stock dividend for record date March 10, 2000 the total options authorized under this Existing Plan were proportionally increased from 770,000 options to 839,300 options as a result of this stock dividend. On February 15, 2001 the shareholders approved an amendment to the Existing Plan to increase the number of shares available for issuance under the Existing Plan from 839,300 to 1,339,300 shares

          The Existing Plan permits the granting of awards to employees of the Company and its subsidiaries in the form of stock options of the Company's common stock. Stock options granted under the Existing Plan may be "incentive stock options" meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which do not meet the requirements of Section 422.

          The Existing Plan is administered by the Board of Directors or a committee thereof. The Existing Plan gives broad powers to the Board of Directors to administer and interpret the Existing Plan, including the authority to select the individuals to be granted options and rights and to prescribe the particular form and conditions of each option or right granted. All options are granted at an exercise price equal to the fair market value or 110 percent of the fair market value of the Company's common stock on the date of the grant. Awards may be granted pursuant to the Existing Plan through January, 2003. The Existing Plan may be terminated earlier by the Board of Directors at its sole discretion.

No Stock Appreciation Rights (SAR) have been granted by the Company.

Option/SAR Grants in Last Fiscal Year

The following table reports total options granted to named executive officers during the 2002 fiscal year. Individual grants are as follows.

                                      Number of
                                      Securities             % of Total
                                      Underlying           Options/SAR's              Exercise
                                    Options/SAR's            Granted to               or Base
                                       Granted              Employees in               Price             Expiration
     ExecutiveOfficer                 (#/Shares)             Fiscal Year             ($/Share)              Date
     ----------------                 ----------             -----------             ---------              ----
     Diego J. Veitia       (1)         25,000                   19.08%                  0.99              10/05/11
     Edward R. Cofrancesco (2)         20,000                   15.27%                  0.60              12/22/11
     Jonathan C. Hinz      (1)         20,000                   15.27%                  0.90              10/05/11

          (1) Option granted on 10/5/2001 and exercisable at 33.3% after year one, 33.3% after year two and 33.4% after year three.
          (2) Option granted on 12/22/2001 and exercisable at 33.3% after year one, 33.3% after year two and 33.4% after year three.

     Aggregated Options/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

          The following table sets forth for each of the Named Executive Officers certain information concerning options exercised during the fiscal year ended September 30, 2002 and the number of shares subject to both exercisable and unexercisable stock options as of that date. The table also shows values for "in-the-money" options. These values represent the positive spread between the respective exercise prices of outstanding options and the fair market value of the Company's common stock as of September 30, 2002.

                                                        Number of Securities
                             Shares                    Underlying Unexercised           Value of Unexercised
                            Acquired                      Options /SARs at           In-the-Money Options/SARs
                               On           Value          September 30, 2002           At September 30, 2002
                            Exercise     Realized    Exercisable/Unexercisable        Exercisable/Unexercisable
     Executive Officer        (#)         ($) (1)               (#) (2)                         ($)(3)
     -----------------      --------     --------    -------------------------       --------------------------
     Diego J. Veitia            -        $     -       118,633  /  41,675                 $  -   / $  -
     Edward R. Cofrancesco      -        $     -         6,660  /  33,340                 $  -   / $200
     Jonathan C. Hinz           -        $     -        10,957  /  43,437                 $  -   / $  -

     (1) Based on the fair market value of the Company's common stock on the exercise date (the closing price) minus the exercise price and multiplied by the number of shares acquired.

     (2) Includes both "in-the-money" and "out-of-the-money" options. "In the-money" options are options with exercise prices below the market price of the Company's common stock on September 30, 2002.

     (3) Based on the closing price of the Company's common stock on September 30, 2002 ($0.61) minus the exercise price.

Long-Term Incentive Plans-Awards in Last Fiscal Year

None.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

     The Company had entered into an employment agreement with Diego J. Veitia, its then chief executive officer, that would have expired March 24, 2003. As described below, the arrangement has been modified effective September 1, 2002. Under the terms of the original agreement, the officer would have received specified annual compensation, a bonus, a monthly automobile allowance and reimbursement for personal income tax preparation fees. The bonus was to be calculated by applying the consolidated return-on-equity percentage for that year to the consolidated pre-tax earnings adjusted before the deduction for officer bonus expense and as adjusted for certain financial transactions. The executive bonus percentage is subject to a minimum of 5% and a maximum of 15% of adjusted consolidated pre-tax earning of the Company. The Company may award additional bonuses to the executive from time to time as determined by the Board of Directors. In the event of termination of the agreements by the Company other than for cause, as defined, or if the executive resigns as a result of a breach by the Company, the agreement provides for payments to such individual in an amount equal to 100% of his total compensation for 24 months following the date of termination.

     The Board of Directors of the Company has modified the compensation payable directly to Mr. Veitia under the employment agreement and has modified the services to be provided under that agreement. The Company also agreed to enter into a consulting agreement with Veitia and Associates ("V&A") for the additional services required from the Executive Chairman (formerly chief executive officer until October 22, 2002). V&A is a company solely owned by Diego J. Veitia, the Executive Chairman of the Company. The agreement has an original term from September 1, 2002 through September 30, 2003. Under the terms of the agreements, the Executive Chairman will receive specified comprehensive annual compensation, certain general employee benefits (such as medical insurance), a monthly automobile allowance, three monthly club memberships and reimbursement for personal income tax preparation fees. V&A will assume certain other business expenses incurred by the executive that previously had been reimbursed by the Company. The Company may award bonuses to the executive from time to time as determined by the Board of Directors. In the event of termination of the agreements by the Company other than for cause, as defined, or if the executive resigns as a result of a breach by the Company, the agreement provides for payments to such individual in an amount equal to 100% of his total compensation for 24 months following the date of termination.

     The Company also entered into an employment agreement with Edward R. Cofrancesco, its chief operating officer which expires on December 31, 2002. Under the terms of the agreement, the officer will receive specified annual compensation, a bonus and a monthly automobile allowance. The bonus is determined by the Board of Directors. In the event of termination of the agreements by the Company other than for cause, as defined, or if the executive resigns as a result of a breach by the Company, the agreement provides for payments to such individual in an amount equal to 100% of his total compensation for the remaining term of the agreement or 6 months if longer, following the date of termination.

     On October 22, 2002, the existing employment agreements for the Company's Executive Chairman and Chief Operating Officer, and the consulting agreement with V&A which was originally effective September 1, 2002, were each modified and extended for a three-year term commencing on October 22, 2002. The extension of the term of the agreements and provisions to limit the arbitrary removal of the Executive Chairman are intended to provide a continuity of executive direction for the Company after shareholders approve the matters being presented at the next meeting of the shareholders. In the event of termination of the compensation or consulting agreements by the Company other than for cause, as defined, or if the executive resigns as a result of a breach by the Company, the agreement provides for payment to such individual and to V&A in an amount equal to 100% of the total compensation payable under the agreements for the remaining term of the agreements or 6 months if longer, following the date of termination.

     Also, On October 22, 2002 the Company executed three year employment agreements with both Sean O' Connor, as Chief Executive Officer and Scott Branch as President. In the event of termination of the employment agreements by the Company other than for cause, as defined, or if the executive resigns as a result of a breach by the Company, each agreement provides for payment to such individual an amount equal to 100% of the total compensation payable under the agreement for the remaining term of the agreement or 6 months if longer, following the date of termination.

     As of September 30, 2002 the Company had 162,500 options granted for common stock subject to terms where the options become immediately fully vested and non-forfeitable if a change in control in the Company occurs. In addition, on December 6, 2002 the Board of Directors of the Company granted an additional 305,000 options subject to these same provisions.

Employee Investment/Retirement Plans

     Effective May 1, 1999, the Company implemented a defined contribution 401(k) Profit Sharing Plan (401(k) Plan). The 401(k) Plan amended and restated the Company's employee stock ownership plan (ESOP), which was effective December 30, 1992. This plan retained the 401(k) profit sharing features of the December 30, 1992 plan, and effective May 1, 1999, deleted the employee stock ownership plan provisions. Those participants who had account balances in the ESOP portion of the plan, as of May 1, 1999 retained certain ESOP rights, such as the right to receive distributions in the form of employer common stock. Also, the Company implemented a defined contribution Retirement Savings Plan (RSP) effective January 1, 1995.

     On November 1, 2001, International Assets Advisory Corp. (a former 100% owned subsidiary) terminated the International Assets Advisory Corporation 401K Profit Sharing Plan (401K) and the International Assets Advisory Corporation Retirement Savings Plan (RSP). All participants under the 401K and RSP vested 100% in their respective account balances and the employer sponsor and its related employees made no further contributions to the plans. Also, on November 1, 2001, International Assets Holding Corporation became the primary sponsoring employer of both plans. The plans became known as the International Assets Holding Corporation 401K Profit Sharing Plan and the International Assets Holding Corporation Retirement Savings Plan. International Assets Holding Corporation will effectuate the necessary actions to terminate the plans.

The Company did not make any contributions to either the 401K and RSP benefit plans for the years ended September 30, 2002 and 2001. During the years ended September 30, 2002 and 2001, no common shares of the Company were purchased from terminated 401(K) or RSP plan participants.

As of September 30, 2002 and 2001, 146,982 and 158,928 common shares of the Company were allocated to the 401(K) plan participants, respectively. As of September 30, 2002 and 2001, 58,005 and 69,694 common shares of the Company were allocated to RSP participants, respectively.

The Company has received written notification from the IRS dated Sep 17, 2002, which acknowledges that the termination of the two plans does not adversely affect the plans qualification for Federal tax purposes. The Company has begun the liquidation and distribution process for both plans. This distribution process is expected to be completed by December 31, 2002.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock and Series A Preferred Stock as of December 23, 2002, by (i) each person known by the Company to own more than 5% of the Common Stock, (ii) each director of the Company, (iii) each of the most highly compensated executive officers whose total cash compensation exceeded $100,000 during the Company's last completed fiscal year and (iv) all executive officers and directors of the Company as a group. All shares are directly owned by the individual unless otherwise indicated.

Title of       Name and Address of                      Number of    Percent of
Class          Beneficial Owner                        Shares(1)(2)    Class
-----          ----------------                        ------------    -----

Common         The Diego J. Veitia Family Trust (3)       538,006      22.65%

Common         Stephen A. Saker (3)(4)                    140,948       5.08%

Common         Diego J. Veitia (3)(5)(6)(7)               711,323      28.42%

Common         Robert A. Miller (3)(8)                     43,845       1.83%

Common         Edward R. Cofrancesco (3)(9)                19,980       0.83%

Common         Jonathan C. Hinz (3)(10)                    21,516       0.90%

Common         All directors and executive officers       796,664      31.00%
               as a group (11)(Four persons)

Preferred      Sean M. O'Connor (3)(12)                   882,353      40.34%

Preferred      Scott J. Branch (3)(13)                    735,294      33.61%

Preferred      John Radziwill (3)(14)                     569,853      26.05%

(1) Except as otherwise stated, all stockholders have sole voting and investment power with respect to the shares of Common Stock set forth opposite their respective names.
(2) Includes common shares that can be acquired within 60 days from the date hereof upon the exercise of warrants or options or conversion of convertible securities. Shares subject to issuance upon the exercise of options or warrants or other rights to acquire shares are deemed outstanding for purposes of computing the percentage owned by each person but are not deemed to be outstanding for the purpose of computing the outstanding percentage of any other persons.
(3) 220 Central Parkway, Suite 2060, Altamonte Springs, Florida 32701.
(4) Includes 56,074 shares subject to five exercisable options from the Company.
(5) Includes 538,006 shares held by The Diego J. Veitia Family Trust
(the "Trust"). Mr. Veitia is Chairman of the Board of the Company and the settlor, sole trustee and primary beneficiary of the Trust and, as such, may be deemed the beneficial owner of the shares held by the Trust under rules and regulations promulgated by the SEC.
(6) Includes 126,958 shares subject to four exercisable options from the Company.
(7) Does not include 58,025 shares held by The Diego J. Veitia Foundation.
(8) Includes 26,677 shares subject to four exercisable options from the Company.
(9) Includes 19,980 shares subject to two exercisable options from the Company.
(10) Includes 20,506 shares subject to five exercisable options from the Company.
(11) Includes 194,121 shares subject to fifteen exercisable options in the favor of Messrs. D. Veitia, Miller, Cofrancesco and Hinz from the Company.
(12) Includes 750,000 Series A Preferred shares owned by The St. James Trust. Mr. O'Connor is an investment advisor and one of the beneficiaries of The St. James Trust.
(13) Includes 367,647 Series A Preferred shares owned by Mr. Branch's spouse.
(14) Includes 569,853 Series A Preferred shares owned by Goldcrown Asset Management Limited. Mr. Radziwill owns approximately 24% of Goldcrown Asset Management Limited.

                Compliance with Section 16(a) of the Exchange Act

     Pursuant to Section 16(a) of the Exchange Act and the rules issued thereunder, the Company's executive officers, directors and owners of in excess of 10% of the issued and outstanding common stock are required to file with the SEC reports of ownership and changes in ownership of the common stock of the Company. Copies of such reports are required to be furnished to the Company.

Based solely on the review of such reports, the Company is aware of five directors and two executive officer that had late filings under Section 16(a) during fiscal year 2002.

Jerome F. Miceli, a director of the Company, did not report in a timely manner under Section 16(a) a stock option awarded on October 5, 2001 for 15,000 shares of common stock, with a strike price of $0.90 per share. Mr. Miceli subsequently reported this transaction on a Form 5 filed on January 9, 2002. Diego J. Veitia, a director of the Company, did not report in a timely manner under Section 16(a) a stock option awarded on October 5, 2001 for 25,000 shares of common stock, with a strike price of $0.99 per share. Mr. Veitia subsequently reported this transaction on a Form 5 filed on August 28, 2002. Steven A. Saker, a former director of the Company, did not report in a timely manner under Section 16(a) a stock option awarded on October 5, 2001 for 20,000 shares of common stock, with a strike price of $0.90 per share. Mr. Saker subsequently reported this transaction on a Form 5 filed on August 28, 2002. Jeffrey Rush, a former director of the Company, did not report in a timely manner under Section 16(a) a stock option awarded on October 5, 2001 for 15,000 shares of common stock, with a strike price of $0.90 per share. Mr. Rush subsequently reported this transaction on a Form 5 filed on December 17, 2002. Robert A. Miller, a director of the Company, did not report in a timely manner under
Section 16(a) a stock option awarded on October 5, 2001 for 15,000 shares of common stock, with a strike price of $0.90 per share. Mr. Miller subsequently reported this transaction on a Form 5 filed on December 17, 2002. Jonathan C. Hinz, an executive officer of the Company, did not report in a timely manner under Section 16(a) a stock option awarded on October 5, 2001 for 20,000 shares of common stock, with a strike price of $0.90 per share. Mr. Hinz subsequently reported this transaction on a Form 5 filed on August 28, 2002. Tresa N. Veitia-Williamson, a former executive officer of the Company, did not report in a timely manner under Section 16(a) a stock option awarded on January 3, 2002, 2001 for 9,000 shares of common stock, with a strike price of $0.65 per share. Ms. Veitia-Williamson subsequently reported this transaction on a Form 5 filed on August 28, 2002.

The Company believes that during fiscal year 2002, all other executive officers and directors complied with the Section 16(a) requirements.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On June 5, 2001, the Company purchased, by issuance of 57,625 common shares of the Company, a $150,000 promissory note, due by the then President of the Company to his former employer. The promissory note included $13,657 of accrued interest at 5.75% per annum. On July 11, 2001 the Company executed an unconditional and irrevocable agreement to forgive the $150,000 promissory note held by the Company with accrued interest, due from the former President of the Company, with forgiveness effective June 11, 2002. The forgiveness of the note was reflected as compensation and benefits expense in the third quarter of fiscal 2001.

     On January 4, 2000 the Company, after approval by the Board of Directors, made a loan to the CEO of the Company including the execution and receipt of a $250,000 promissory note due January 3, 2001. The Board of Directors of the Company granted an extension of the due date of the promissory note to December 31, 2001. At the Board of Directors meeting held on February 15, 2002 the CEO requested an extension to repay the balance by mid calendar year 2002, which request was consented to by the Board of Directors. The promissory note includes interest of 6 percent per annum. On August 7, 2002 the CEO repaid the entire loan balance including the then principal and accrued interest balance of $42,724.

     On August 28, 2000 the Company made a loan to a Vice President of the Company including the execution and receipt of a $66,000 promissory note due August 27, 2001. The Board of Directors of the Company granted an extension of the due date of the promissory note to August 31, 2002. The promissory note includes interest of 6.27 percent per annum. On August 30, 2001 the Vice President made a $47,000 loan payment to the Company. As of September 30, 2002 the remaining principal balance of the promissory note including accrued interest is $21,468. The Vice President has notified the Company that he intends to make payments of approximately $900 per month from October 1, 2002 through March 31, 2003. In addition, the Vice President intends to make a balloon payment on March 31, 2003 for the then remaining loan balance.

     The Company has engaged, on a task-by-task basis, a creative design firm that is partially owned by a spouse of an officer of the Company. The Company incurred promotional expense related to this creative design firm totaling approximately $0 and $34,023 during the years ended September 30, 2002 and 2001, respectively.

     On February 1, 2002 the Company executed a six-month contract for investor relations services from an outside firm that is owned and managed by a cousin of the Chairman of the Company. The contract was for $5,000 per month plus reimbursement for reasonable expenses related to the performance of the service contract. This services contract ceased on July 31, 2002 after the six-month term expired.

     On August 9, 2002, the Board of Directors of the Company agreed to execute a list broker agreement between Veitia & Associates (V&A) and the Company regarding the management and leasing of the Company's list rental access, for the period October 1, 2002 to December 13, 2004. V&A will pay the Company 10% of any proceeds generated from this agreement. V&A is a company solely owned and controlled by the Chairman of the Company.

     Also on August 9, 2002, the Board of Directors of the Company decided to cease the Company's ongoing efforts for the creation of a Company proprietary hedge fund. The original cost of the legal work expended in pursuit to develop a hedge fund for the Company, up to August 9, 2002, was approximately $15,000. The Board of Directors has agreed to allow V&A access to a copy of the hedge fund legal work generated up to August 9, 2002. V&A has indicated the intent to develop a hedge fund. In addition, the Board of Directors agreed that certain services, such as accounting support and operational support, be provided to the V&A hedge fund under a soft dollar arrangement in exchange for certain security order flow from V&A and/or its hedge fund. The Board of Directors gave its assent to this arrangement subject to resolving the details and subject also to the provision that the arrangement not affect in any adverse way the operations of the Company.

     The Company has paid to V&A, a travel lodging per diem for reimbursement to the Chairman for corporate related travel to New York City. The Chairman personally maintains a part-time residence in New York City. This per diem offsets the Company cost that would have been incurred for hotel expense. The total cost paid to V&A was $4,000 and $5,000 for the years ended September 30, 2002 and 2001, respectively.

     In November 2002 the Company made a $20,000 contribution to The Diego J. Veitia Foundation. This foundation is a not-for-profit foundation established by Mr. Veitia, Executive Chairman for the sole purpose of making charitable contributions, mostly in the form of education scholarships.

     The Company believes that all prior transactions between the Company and its officers, directors or other affiliates of the Company were on terms no less favorable than could have been obtained from unaffiliated third parties on an arm's-length basis. However, as the requisite conditions of competitive, free-market dealings may not exist, the foregoing transactions cannot be presumed to have been carried out on an arm's-length basis, nor upon terms no less favorable than had unaffiliated parties been involved.

                                  OTHER MATTERS

Stockholder Proposals

     Any stockholder desiring to present a proposal for consideration at the 2004 Annual Meeting of Stockholders, should submit such proposal in writing so that it is received by the Company at Center Pointe Two, 220 Central Parkway, Suite 2060, Altamonte Springs, Florida 32701, by not later than September 17, 2003.

Availability Of 10-KSB

     The Company will provide to shareholders, without charge, a copy of the Company's Annual Report on Form 10-KSB upon written request. Such requests should be submitted to Jonathan C. Hinz, Chief Financial Officer, International Assets Holding Corporation, Center Pointe Two, 220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida 32701. Exhibits to Form 10-KSB will also be provided upon specific request.

                                                Diego J. Veitia
                                                Chairman


January 14, 2003

EXHIBIT I

                          SHARE SUBSCRIPTION AGREEMENT

THIS SHARE SUBSCRIPTION AGREEMENT ("Agreement") is made and entered into as of the 22 day of October, 2002 (the "Effective Date"), by and between INTERNATIONAL ASSETS HOLDING CORPORATION, a Delaware corporation (the "Company"), and SEAN M. O'CONNOR (the "Investor").

                                 R E C I T A L S

A. The Company, directly or through its subsidiaries, operates a financial services company, including a market making and proprietary trading brokerage firm specializing in global securities.

B. The Company is a publicly held entity, having previously offered shares of the Company's common stock pursuant to a registration statement, and continues to file reports as to the Company's business.

C. The Board of Directors of the Company (the "Board") considers it essential to the best interests of the Company that (i) additional common equity and (ii) preferred equity will be sold to the Investor subject to the terms of this Agreement.

D. The Investor is an "accredited investor" as such term is defined in Appendix 1, and is capable of evaluating the merits and risks of an investment in the Company.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth hereinafter, the Company and the Investor agree as follows:

1.   Recitals. All of the above recitals are true and correct.

2. Term. This Agreement shall commence on the Effective Date and shall terminate at 12:01 a.m. EST on the date that is the later of five (5) business days from the date of receipt by the Company of (i) the audited consolidated financial statements for the fiscal year ended September 30, 2002; or (ii) written confirmation from NASDAQ with respect to the transactions evidenced by this Agreement, but in no event later than December 15, 2002 (the "Termination Date") unless the Closing, as hereafter defined, has occurred before the Termination Date. This Agreement may be extended by the mutual written agreement of the Company and the Investor prior to the Termination Date.

3.   Purchase of Securities.

     (a) Subject to the terms and conditions of this Agreement, the Company offers to the Investor and the Investor hereby subscribes to purchase (i) 182,061 shares of common stock, $.01 par value per share of the Company (such shares of common stock are referred to herein as the "Common Securities"), and
(ii) 700,292 shares of preferred stock, $.01 par value per share of the Company (such shares of preferred stock are referred to herein as the "Preferred Securities") (the Common Securities and the Preferred Securities are collectively referred to as the "Securities"), each at a fixed price per share equal to $1.70 (the "Per Share Purchase Price"). The aggregate purchase price for the purchased Securities shall be equal to the product of the Per Share Purchase Price and the aggregate number of Common Securities and Preferred Securities purchased by the Investor (the "Aggregate Purchase Price").

     (b) The Preferred Securities will have the preferences, privileges, restrictions and rights specified in Exhibit "A" to this Agreement. The Board will promptly approve the terms of the Preferred Securities by adopting an amendment to the Company's Certificate of Incorporation in the form of Exhibit "A".

4. Earnest Money. The Investor will pay the Company a deposit in the amount of $80,000 within three (3) days of the execution of this Agreement (the "Deposit"). At the Closing, the Company will apply the Deposit to the Aggregate Purchase Price as provided in Section 5. If the Agreement is terminated before the Closing, as hereafter defined, pursuant to Subsection 7(a)(i), (ii) or (iii) or Section 10 hereof, the Company will return the Deposit to the Investor. If the Agreement is terminated before the Closing pursuant to Subsection 7(a)(iv) hereof or if the Investor is unable to make full payment to the Company for the purchased shares at Closing, the Investor will forfeit the Deposit.

5. Closing and Payment. The closing of the acquisition provided for in Section 3 of this Agreement (the "Closing") shall occur on a mutually agreeable date prior to the Termination Date at the offices of Holland & Knight LLP in Orlando, Florida or at such other time and place as the parties may agree. At the
Closing: (i) the Investor will pay the Aggregate Purchase Price less the Deposit by either endorsing a certified or cashier's check made payable to the Company or wiring immediately available funds to the Company's bank account (which account number has been previously provided to the Investor), and (ii) the Company will reimburse the Investor, together with the other Approved Investors, up to the aggregate sum of $20,000 for amounts paid by the Approved Investors to any intermediaries or brokers and for the legal and out-of-pocket expenses incurred by the Approved Investors, provided that the Approved Investors shall not be entitled to such reimbursement if the Closing does not occur for any reason.

6.   Conditions Precedent.

(a) The respective obligations of the Company and the Investor to effect the Closing are subject to the satisfaction or waiver by the Company and the Investor, prior to the Closing of each of the following conditions:

     (i) There being no provision of applicable Law or any Court Order that prohibits or otherwise makes illegal the consummation of the Closing.

     (ii) All regulatory approvals required to consummate the transaction contemplated hereby (other than the shareholder approval required for the conversion of Preferred Securities) shall have been obtained and shall remain in full force and effect.

     (iii) No investigation, action, suit or proceeding by a Governmental Authority shall be pending on the date of Closing, which challenges, or might reasonably be expected to result in a challenge to this Agreement, or which might reasonably be expected to give rise to a claim for damages in a material amount as a result of the consummation of the transaction contemplated by this Agreement.

     (iv) The Company shall have consummated simultaneously with the Closing, the transactions contemplated by Share Subscription Agreements of even date herewith entered into by and between the Company and each of Scott J. Branch and John Radziwill, or any assignee of each which has been approved in writing by the Company (such persons, together with the Investor, the "Approved Investors").

     (v) The Company shall have received the written confirmation from NASDAQ that the transactions evidenced by this Agreement do not require prior stockholder approval.

(b) The obligation of the Investor to effect the Closing is subject to the satisfaction or waiver by the Investor of the following additional conditions:

                (i) The Company shall have performed in all material respects all of its material obligations under this Agreement required to be performed by it at or before the Closing.

                (ii) Any representation or warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the Closing, as if made at and as of such time.

                (iii) The Company and the Investor shall have entered into an Employment Agreement in the form attached hereto as Exhibit "B" (the "Employment Agreement").

                (iv) The Company and the Investor shall have entered into a Registration Rights Agreement in the form attached hereto as Exhibit "C" (the "Registration Rights Agreement").

                (v) The Board shall have duly adopted resolutions: (1) approving the terms of (i) this Agreement, (ii) the terms of the Preferred Securities, (iii) the Employment Agreement, and (iv) the Registration Rights Agreement; (2) authorizing an employee share incentive program to allow for options to be issued as provided in the Employment Agreement (the "Option Plan") to be proposed to the stockholders of the Company for approval at the next convened annual general meeting of stockholders currently scheduled to occur on or before February 14, 2003 (the "Annual Meeting"); and (3) approving an amendment to (i) the bylaws of the Company to require a supermajority vote of the greater of (A) at least five directors or (B) at least seventy-five percent (75%) of the directors to remove or change the Chairman of the Board, and (ii) the Certificate of Incorporation of the Company to also require a vote of at least seventy-five percent (75%) of the shares of common stock to remove or change the Chairman of the Board to be proposed to the stockholders of the Company at the Annual Meeting. Copies of these Board resolutions certified by the Secretary of the Company shall be made available to the Investor no later than 14 business days after execution of this Agreement.

                (vi) The Company will have received a release from UBS Warburg waiving any claim to compensation arising from this Agreement or the share purchase evidenced hereby.

                (vii) The Company will have secured letters of resignation from all current directors not shown on Appendix 2 and shall appoint all new directors shown on Appendix 2 effective as of the Closing.

                (viii) The Company shall have entered into Employment Agreements with Diego Veitia, Edward Cofrancesco, Charles Lyons, Brian Garrow, Will Dennis, Jr., Doug Ross, Chris Myers and Michael Flannigan. Neither Diego Veitia nor Edward Cofrancesco shall have terminated their Employment Agreement with the Company.

(c) The Obligation of the Company to effect the Closing is subject to satisfaction or waiver by the Company of the following conditions:

                (i) The Investor shall have performed in all material respects all of its material obligations under this Agreement required to be performed by it at or before the Closing.

                (ii) Any representation or warranties of the Investor contained in this Agreement shall be true and correct in all material respects as of the Closing, as if made at and as of such time.

7.   Termination.

           (a)  This Agreement may be terminated at any time before the Closing:

                       (i) by the mutual agreement of the Investor and the Company;

                       (ii) By either the Company or the Investor, if the Closing has not occurred by December 15, 2002, provided that the right to terminate this Agreement under this clause will not be available to any party whose failure to fulfill any of its obligations under this Agreement resulted in the failure to consummate the Closing by such date;

                       (iii) By the Investor, if there has been a material breach of any representation, warranty or covenant in this Agreement by the Company; or

           (iv) By the Company, if there has been a material breach of any representation, warranty or covenant in this Agreement by the Investor.

     (b) The party terminating this Agreement pursuant to this Section will give written notice of termination to the other party.

8. Stockholder Approval. At the Annual Meeting, the Company shall seek the approval of the stockholders of the Company: (i) to allow conversion of the Preferred Securities to Common Securities; (ii) to adopt the Option Plan; (iii) to elect the persons listed on Appendix 2 to the Board; and (iv) to amend the Certificate of Incorporation of the Company to require a seventy-five percent (75%) vote of the stockholders to remove or change the Chairman of the Board. Upon the approval of the stockholders at the Annual Meeting, the Preferred Securities will automatically be converted into the Common Securities pursuant to the conversion provisions included in Exhibit "A" hereto (the "Conversion").

9.   Redemption and Repurchase Rights.

     (a) In the event the stockholders do not approve the resolutions permitting conversion of the Preferred Securities into common stock and the amendment to the Company's Certificate of Incorporation to require a seventy-five percent (75%) vote of the stockholders to remove or change the Chairman of the Board at the Annual Meeting: (i) the Investor will, at a redemption price equal to the Aggregate Purchase Price, have the option to cause the Company to repurchase the Common Securities and the Preferred Securities for a period beginning fifteen
(15) days after the Annual Meeting and extending to the date that is six months from the Closing (the "Redemption Right"), and (ii) the Company will have the right to repurchase the Common Securities and the Preferred Securities from the Investor for a period beginning fifteen (15) days after the Annual Meeting and extending to the date that is six months from the Closing at a price equal to the Aggregate Purchase Price (the "Repurchase Right").

     (b) In the event that prior to the Conversion: (i) the Investor's employment is terminated by the Company (other than for Cause, as such term is defined in the Employment Agreement); or (ii) the Investor is removed as a director of the Company; or (iii) Sean O'Connor's employment is terminated by the Company (other than for Cause, as defined in the Employment Agreement of even date herewith between the Company and Sean O'Connor); or (iv) either Sean O'Connor or the nominee of John Radziwill is removed from the Board, then the Company, at the Investor's option, shall repurchase the Common Securities and the Preferred Securities from the Investor at a price equal to the Aggregate Purchase Price within fifteen (15) days of such termination of employment or removal of director. In the event that prior to the Conversion, the Investor's employment is terminated by the Company for Cause, as such term is defined in the Employment Agreement, the Company shall have the option to repurchase the Common Securities and the Preferred Securities from the Investor at a price equal to the Aggregate Purchase Price within fifteen (15) days of such termination of employment.

     (c) In the event the Annual Meeting is not held on or before March 15, 2003, the Investor will, at a redemption price equal to the Aggregate Purchase Price, have the option to cause the Company to repurchase the Common Securities and the Preferred Securities from the Investor at a price equal to the Aggregate Purchase Price on or before March 30, 2003.

10. Adjusted Stockholders Equity Per Share. Notwithstanding anything to the contrary in this Agreement, either party shall have the option to terminate this Agreement prior to Closing in the event that stockholders' equity per share as determined and adjusted pursuant to this Section (the "Adjusted Stockholders Equity Per Share") is greater than $1.75 or less than $1.45. Stockholder equity per share shall be determined as of September 30, 2002 by the independent public accountants then regularly servicing the Company, in accordance with generally accepted accounting principles consistently applied, based on the audited consolidated financial statements of the Company, which determination shall be binding on the parties hereto. Subject to compliance with auditor independence and corporate governance considerations as effective or proposed by the SEC or NASDAQ, the Investor shall have the right to consult with the independent public accountants determining the Stockholder equity per share prior to such determination and to approve any new accounting firm if the Company's accounting firm as of the date of this Agreement resigns or is otherwise replaced. Stockholders equity per share as so determined by the Company's accounting firm shall then be adjusted as follows to determine the Adjusted Stockholders Equity Per Share:

          a. Stockholders equity per share shall include the value of the Company's technology assets (which shall be deemed to be $300,000 in aggregate at September 30, 2002) and the Company's deferred tax assets (which shall be deemed to be $540,766 at September 30, 2002), irrespective of the auditor's treatment thereof;

          b. All costs related to the transaction contemplated by this Agreement shall not be expensed but rather shall be debited directly against the capital investment made by the Approved Investors. Such expenses shall include legal and tax advisory fees, amounts paid to any intermediaries or brokers and the legal and out of pocket expenses incurred by the Investor (in aggregate with all other Approved Investors, not to exceed $20,000). The aggregate of all such expenses for entire aggregate investment by the Approved Investors is not to exceed $200,000. Any excess beyond $200,000 to be deducted against stockholder's equity per share; and

          c. The resulting Stockholders equity per share shall then be reduced by 7.5%.

11. Representations by the Investor. In connection with the purchase of the Securities, the Investor acknowledges, warrants and represents to the Company as follows:

     a. The Investor is acquiring the Securities for investment for his own account and without the intention of participating, directly or indirectly, in a distribution of the Securities, and not with a view to resale or any distribution of the Securities, or any portion thereof.

     b. The Investor has knowledge and experience in financial and business matters and has consulted with its own professional representatives as it has considered appropriate to assist in evaluating the merits and risks of this investment. The Investor has had access to and an opportunity to question the officers of the Company, or persons acting on their behalf, with respect to material information about the Company and, in connection with the evaluation of this investment, has, to the best of his knowledge, received all information and data with respect to the Company that the Investor has requested. The Investor has carefully reviewed all of the Company's filings with the Securities and Exchange Commission. The Investor is acquiring the Securities based solely upon its independent examination and judgment as to the prospects of the Company.

     c. The Securities were not offered to the Investor by means of publicly disseminated advertisements or sales literature.

     d. The Investor is acquiring the Securities without being furnished any offering materials or prospectus.

     e. The Investor acknowledges that an investment in the Securities is speculative and involves a high degree of risk, including a risk of loss of the entire investment in the Company, and the Investor may have to continue to bear the economic risk of the investment in the Securities for an indefinite period. The Investor acknowledges that the Securities are being sold to the Investor without registration under any state or federal law requiring the registration of securities for sale, and accordingly will constitute "restricted securities" as defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"). The transferability of the Securities is therefor restricted by applicable United States Federal and state securities laws.

     f. The Investor acknowledges that each certificate representing Securities shall be subject to a legend substantially in the following form:

     "The securities represented hereby have not been registered under the Securities Act of 1933, as amended or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged, or otherwise disposed of except pursuant to an effective registration statement under such act or such laws or an exemption from registration under such act and such laws which, in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for this entity, is available."

12. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor except as set forth on a Schedule of Exceptions (the

"Schedule of Exceptions") furnished to the Investor and its counsel, and attached as Exhibit D hereto, specifically identifying the relevant section hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

     a. Corporate Existence. The Company and each of its subsidiaries are entities duly formed under the laws of their respective places of formation, are each in good standing and have a legal existence, with full power and authority to own, operate or lease their respective properties and conduct their respective businesses in the manner and in the places where such properties are owned or leased or such businesses are conducted.

     b. Authorization of Transaction. Subject to the receipt of necessary third party approvals or confirmations listed on Appendix 3 hereto (the "Required Approvals"), the Company has the full power and authority to execute, deliver and perform this Agreement and the other agreements to be executed and delivered pursuant to this Agreement (the "Ancillary Agreements"); to perform its obligations hereunder and thereunder, and to carry out the transactions contemplated hereby and thereby. All necessary action, corporate or otherwise, will have been taken by the Company prior to the Closing to authorize the execution, delivery and performance of this Agreement and each of the Ancillary Agreements and the transactions contemplated hereby and thereby. Each of this Agreement and the Ancillary Agreements has been, or will be at the Closing, duly executed and delivered by the Company, and each of this Agreement and the Ancillary Agreements is, or upon the Closing will be, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency or other laws of general application affecting enforcement of creditors' rights; and (b) general principles of equity that restrict the availability of equitable remedies.

     c. Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists of 8,000,000 shares of common stock, par value $.01 per share of which 2,375,575 shares are validly issued and outstanding, fully paid and nonassessable on the date hereof, and 5,000,000 shares of preferred stock, par value $.01 per share, none of which are issued or outstanding. In addition, on the date hereof, 527,224 shares of common stock are subject to issuance pursuant to presently existing options and warrants. There are no other outstanding options, warrants, rights, convertible securities or exchange offers providing for the issuance of common stock or any other capital stock of the Company.

     d. Securities Duly Issued. Upon the issuance of the Securities at the Closing, the Securities will be duly and validly issued, fully paid and nonassessable, and will not be subject to any restrictions on transfer other than those arising under applicable federal and state securities laws.

     e. Present Compliance with Obligations and Laws. Neither the Company nor any of its subsidiaries are: (i) in violation of their respective Organizational Documents; (ii) in default in the performance of any obligation, agreement or condition of any debt instrument which (with or without the passage of time or the giving of notice) affords to any person the right to accelerate any indebtedness or terminate any right; (iii) in default of or in breach of (with or without the passage of time or the giving of notice) any other contract to which it is a party or by which it or its assets are bound; or
     (iv) in violation of any Court Order or Governmental Authorization that is held by the Company or its subsidiaries or is applicable to any of the Company or its subsidiaries or their respective businesses or assets. Except as set forth on Section 12(e) of the Schedule of Exceptions, the Company and its subsidiaries have conducted and are now conducting their businesses and the ownership and operation of their assets in compliance with all applicable Laws, except where the failure to be in such compliance would not have a Material Adverse Effect.

     f. No Conflict of Transaction With Obligations and Laws. Except as set forth on Schedule 12(f) of the Schedule of Exceptions, neither the execution, delivery and performance of this Agreement or any Ancillary Agreement, nor the performance of the transactions contemplated hereby or thereby, will: (a) conflict with or constitute a breach or violation of any provision of the Organizational Documents of the Company or any of its subsidiaries; (b) require any Governmental Authorization, (c) require any consent of any parties to loans, contracts, leases, licenses and other agreements to which the Company is a party; (d) constitute (with or without the passage of time or the giving of notice) a breach of, or default under, any debt instrument to which the Company or any of its subsidiaries is a party, or give any person the right to accelerate any indebtedness or terminate, modify or cancel any right; (e) constitute (with or without the passage of time or giving of notice) a default under or breach of any other agreement, instrument or obligation to which the Company or any of its subsidiaries is a party or by which it or its assets are bound; (f) result in the creation of any encumbrance upon any capital stock or any of the assets of the Company or its subsidiaries; (g) conflict with or result in a violation of any Court Order or Law, or give to any other person, the right to exercise any remedy or obtain any relief under any Court Order or Law, to which the Company or any of its subsidiaries is subject or by which the properties or assets of the Company or any of its subsidiaries are bound, or (h) result in a violation of any of the terms or requirements of, or give any Governmental Authority the right to revoke, suspend or otherwise modify, any Government Authorization.

     g. SEC Reports. The financial statements of the Company and the related notes contained in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 present fairly the financial position of the Company as of the dates indicated therein and the results of its operations and cash flows for the periods therein specified. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified and are true, correct and complete in all respects.

     h. Contracts and Commitments. Set forth on Section 12(h) of the Schedule of Exceptions is a list of all (i) contracts, mortgages, indentures, agreements, instruments and transactions to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries are bound which involve obligations of, or payments to, such company in excess of $100,000 in the aggregate; (ii) agreements between the Company or any of its subsidiaries and the Investor; (iii) agreements between the Company or any of its subsidiaries and any officer, director, consultant, stockholder, employee, affiliate or predecessor company; and (iv) contracts, agreements, arrangements or understandings which are material to the business of the Company or any of its subsidiaries (collectively referred to as the "Material Contracts"). Copies of all Material Contracts listed in Section 12(h) of the Schedule of Exceptions have previously been made available to the Investor. All of the Material Contracts are valid, binding and in full force and effect in all material respects, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of the creditors' rights and rules or laws concerning equitable remedies. Neither the Company nor any of its subsidiaries are in material default under any such contract. Except as set forth in Section 12(h) of the Schedule of Exceptions, with respect to each Material Contract, (a) the Company or its subsidiaries, as the case may be, has performed in all material respects all obligations required to be performed to date under such Material Contract; (b) to the best knowledge of the Company, no party to such Material Contract is in default, breach or arrears under the terms of such Material Contract; and (c) to the best knowledge of the Company, no condition exists or event has occurred that, with the giving of notice or lapse of time or both, would constitute a material default under such Material Contract.

     i. Litigation. Except as set forth in Section 12(i) of the Schedule of Exceptions, there is no action, suit, claim, proceeding, investigation or arbitration proceeding pending (or to the best knowledge of the Company, threatened in writing) against or otherwise involving the Company or any of its subsidiaries and there are no outstanding Court Orders to which the Company or any of its subsidiaries is a party or by which any of their respective assets are bound.

     j. ERISA and Employee Benefits. Except as set forth on Section 12(j) of the Schedule of Exceptions, neither the Company nor any of its subsidiaries has contributed to or participated in any employee benefit plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), other than medical benefit plans listed in Section 12(j) of the Schedule of Exceptions with respect to which the Company or its subsidiary, as the case may be, has made all required contributions. The Company and its subsidiary are in compliance with all laws and regulations applicable to such plans under ERISA, the violation of which, singly or in the aggregate, could have a Material Adverse Effect.

     k. Government Authorizations. The Company and each of its subsidiaries holds all Government Authorizations which are required to own their respective properties and assets and to permit the Company and its subsidiaries to conduct their respective businesses as presently conducted, except where the failure to hold such Governmental Authorization would not have a Material Adverse Effect. Set forth in Section 12(k) of the Schedule of Exceptions is a listing of all such Government Authorizations held by the Company and its subsidiaries. No consent, approval or authorization of (or designation, declaration of filing with) any Governmental Authority by the Company or any of its subsidiaries is required in connection with the valid execution and delivery of this Agreement, the Ancillary Agreements, or the offer or sale of the Common Securities or the Preferred Securities, or the consummation of any other transaction contemplated hereby or under the Ancillary Agreements, except for Required Approvals shown on Appendix 3.

     l. Related-Party Transactions. To the knowledge of the Company, except as disclosed in SEC Filings made by the Company or listed on Section 12(1) of the Schedule to Exceptions, no employee, officer, director or stockholder of the Company or any of its subsidiaries or member of his or her immediate family is directly or indirectly interested in any material contract with the Company or any of its subsidiaries.

13. Affirmative Covenants of the Company. The Company hereby covenants with the Investor that between the date of this Agreement and the Closing, except as the Investor shall otherwise consent, the Company will do the following:

     a. Conduct its business only in the ordinary course of business consistent with past practice and refrain from changing or introducing any method of management or operations except in the ordinary course of business and consistent with prior practices;

     b. Refrain from incurring any contingent liability as a guarantor or otherwise with respect to the obligations of others, and from incurring any other contingent or fixed obligations or liabilities except those that are usual and normal in the ordinary course of business;

     c. Maintain its equipment and other assets in good working condition and repair according to the standards that it maintained to the date of this Agreement, subject only to ordinary wear and tear;

     d. Refrain from making any change or incurring any obligation to make a change in its Organizational Documents or its authorized or issued capital stock;

     e. Refrain from declaring, setting aside or paying any dividend or making any other distribution in respect of capital stock, or making any direct or indirect redemption, purchase or other acquisition of its capital stock;

     f. Refrain from merging, consolidating or reorganizing with, or acquiring, any entity;

     g. Use its best efforts to keep intact its business organization, to keep available its present officers, agents and employees and to preserve the goodwill of all suppliers, customers and others having business relations with it;

     h. Maintain true, correct and complete books of accounts and records relating to its business;

     i. Comply in all respects with all Laws applicable to the conduct of its business or its properties or assets;

     j. Promptly upon its knowledge thereof, advise the Investor in writing of the termination or resignation of any key employee and the circumstances therefore;

     k. Pay all taxes, assessments, governmental charges or levies imposed upon it or its income, profits or assets, or otherwise required to be paid by it, nor fail to pay when due any liability or charge that if, unpaid, might become an Encumbrance upon any such Company's assets; and

     l. Promptly upon its knowledge thereof, advise the Investor in writing of
     (i) any event, condition or circumstance occurring from the date hereof until the Closing that would constitute a violation or breach of any representation, warranty, covenant, agreement or provision contained in this Agreement (provided, however, that such disclosure shall not be deemed to cure any violation or breach of any such representation, warranty, covenant, agreement or provision), or (ii) any event, occurrence, transaction or other item that would have been or required to have been disclosed on any Schedule, delivered hereunder, had such event, occurrence, transaction or item existed on the date hereof, and use its commercially reasonable efforts to prevent or promptly remedy the same.

     m. The Company will not, directly or indirectly, through any officer, director, affiliate, agent or otherwise, solicit, initiate or encourage submission of any proposal or offer from any person or entity relating to the acquisition or merger of the Company or any of its securities or assets or participate in any discussions or negotiations regarding, furnish to any other person any information with respect to, or otherwise cooperate in any way with, or assist or participate in, or facilitate or encourage any effort or attempt by any other person or entity to do or seek, any of the foregoing.

14. Consummation of Agreement. The Company and the Investor shall each use their best efforts to perform and fulfill all conditions and obligations on their respective parts to be performed and fulfilled under this Agreement, to the end that the transaction contemplated by this Agreement shall be fully carried out. To this end, each of the Company and the Investor will use best efforts to obtain all Required Approvals.

15. Survival of Representations and Warranties. All of the representations and warranties of the Company and the Investor contained in Sections 12 and 11, respectively, of this Agreement shall survive from the date of this Agreement until the Conversion.

16. Restrictions on Sale. In consideration of the acceptance of this subscription, the Investor agrees that the Securities will not be offered for sale, sold or transferred by the Investor other than pursuant to (i) an effective registration under the Securities Act, an exemption available under the Securities Act or a transaction that is otherwise in compliance with the Securities Act; and (ii) an effective registration under the securities law of any state or other jurisdiction applicable to the transaction, an exemption available under such laws, or a transaction that is otherwise in compliance with such laws.

17. No Review. The Investor understands that no U.S. federal or state agency has passed upon the offering of the Securities or has made any finding or determination as to the fairness of any investment in the Securities.

18. Confidentiality. The Investor agrees not to disclose or use any information provided to the Investor by the Company or any of its agents in connection with the offering of the Securities, except for the purpose of evaluating an investment in the Securities.

19. Indemnification.


     a. Indemnification by Investor. The Investor agrees to indemnify and hold harmless the Company and its officers, directors, partners, employees, agents, and affiliates against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Investor to comply with any covenant or agreement made by the Investor herein or in any other document furnished by the Investor to the Company to the Investor in connection with this transaction.

     b. Indemnification by Company. The Company agrees to indemnify and hold harmless the Investor against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Company to comply with any covenant or agreement made by the Company herein or in any other document furnished by the Company to the Investor in connection with this transaction.

20. Definitions. In addition to the terms defined throughout this Agreement, the following terms shall have the indicated respective meanings:

     "Court Order" shall mean a court order, judgment, administrative or judicial order, writ, decree, stipulation, arbitration award or injunction.

     "Encumbrance" shall mean any lien, option (including right of first refusal or first offer), encumbrance, charge, restriction, mortgage, pledge, security interest, title exception, restriction, claim or charge of any kind or character.

     "Force Majeure" shall mean failure of any party to perform its obligations under this Agreement due to fire, flood, strikes or other industrial disturbances, accidents, war, acts of terrorism, riot, insurrection or other causes beyond the reasonable control of the such party.

     "Governmental Authority" shall mean any governmental body, whether national, state, regional, local, or any subdivision or agency of any of the foregoing.

     "Governmental Authorization" shall mean any license, permit, order, franchise agreement, concession, grant, authorization, consent or approval from a Governmental Authority.

     "Law" shall include any statute, law, ordinance, rule or regulation of a Governmental Authority.

     "Material Adverse Effect" shall mean an event which causes a material adverse change in the condition, financial or otherwise, business operations, properties, assets or liabilities of the Company except any material adverse change resulting from a Force Majeure.

     "NASDAQ" shall mean The Nasdaq Stock Market.

     "Organizational Documents" shall mean the Certificate of Incorporation of the Company as filed with the Secretary of State of the State of Delaware on the date of this Agreement, as the same may be amended from time to time.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933.

21. Publicity and Disclosures. Except as may be otherwise required for compliance with applicable stock exchange rules or securities laws, neither the Investor nor the Company shall issue nor approve any news release or other public announcement concerning this Agreement (or any schedules or exhibits hereto) prior to the Closing without the prior written approval of the other.

22. Irrevocability; Binding Effect. The Investor hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Investor, that, except as required by law, the Investor is not entitled to cancel, terminate, or revoke this Agreement or any agreements of the Investor hereunder, and that this Agreement and such other agreements shall survive the death or disability of the Investor and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Investor is more than one person, the obligations of the Investor hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and permitted assigns.

23. Modification. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

24. Notices. Any notice or other communication required or permitted to be given hereunder shall by in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set on the signature page hereof, or (b) if to the Investor, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 25). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

25. Assignability. This Agreement and the rights and obligations hereunder are not transferable or assignable by any party without the prior written consent of the other party.

26. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida as applied to residents of that state executing contracts wholly to be performed in that state.

27. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively binding arbitration in Orlando, Florida in accordance with the rules of American Arbitration Association then in effect.

28. NOTICE TO FLORIDA RESIDENTS. PURSUANT TO SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, A FLORIDA SUBSCRIBER HAS A RIGHT TO RESCIND THE SUBSCRIPTION BY GIVING NOTICE OF SUCH RESCISSION BY TELEPHONE, TELEGRAPH OR LETTER, WITHIN THREE DAYS AFTER THE CONSIDERATION HEREUNDER IS FIRST TENDERED TO THE COMPANY. IF THE NOTICE IS TENDERED ORALLY, A WRITTEN CONFIRMATION THAT IT HAS BEEN RECEIVED SHOULD BE REQUESTED. IT IS PRUDENT TO SEND NOTICE OF RESCISSION BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO INSURE THAT IT WAS RECEIVED. IF NOTICE IS NOT

RECEIVED BY SUCH TIME, THE FOREGOING RIGHT OF RESCISSION SHALL BE NULL AND VOID.

     IN WITNESS WHEREOF, the parties hereto have executed, or caused to be executed by their authorized official, this Agreement, effective as of the date first above written.

                             INTERNATIONAL ASSETS HOLDING

                             CORPORATION

                             By:           /s/ Diego J. Veitia
                                           -------------------------------------
                             Printed Name: Diego J Veitia
                                           -------------------------------------
                             Title:        Chairman of the Board
                                           -------------------------------------
                             Address:___________________________________________

                             ___________________________________________________


                             INVESTOR:


                             /s/ SEAN M. O'CONNOR
                             ---------------------------------------------------
                             SEAN M. O'CONNOR
                             Address:___________________________________________

                             ___________________________________________________

                        APPENDIX 1 - ACCREDITED INVESTOR

An "Accredited Investor" within the meaning of Regulation D under the Securities Act of 1933 (the "Act") includes the following:

Organizations

     (1) A bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

     (2) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     (3) A trust (i) with total assets in excess of $5,000,000, (ii) not formed for the specific purpose of acquiring the Securities, (iii) whose purchase is directed by a person who, either alone or with his/her purchaser representative, has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of the proposed investment.

     (4) A corporation, business trust, partnership, or an organization described in section 501(c)(3) of the Internal Revenue Code, which was not formed for the specific purpose of acquiring the Securities, and which has total assets in excess of $5,000,000.

     (5) Any entity in which all of the equity owners are "accredited investors".

Individuals

     (6) Individuals with income from all sources for each of the last two full calendar years whose reasonably expected income for this calendar year exceeds either of:

         (i)    $200,000 individual income; or
         (ii)   $300,000 joint income with spouse.

NOTE:    Your "income" for a particular year may be calculated by adding to your adjusted gross income as calculated for Federal income tax purposes any deduction for long term capital gains, any deduction for depletion allowance, any exclusion for tax exempt interest and any losses of a partnership allocated to you as a partner.

     (7) Individuals with net worth as of the date hereof (individually or jointly with your spouse), including the value of home, furnishings, and automobiles, in excess of $1,000,000.

     (8)   Directors, executive officers or general partners of the Issuer.

                          APPENDIX 2 - DIRECTORS SLATE

Diego Veitia                                         Scott Branch
Edward Cofrancesco                                   Sean O'Connor
Dr. Robert A. Miller                                 [nominee of John Radziwill]


                       APPENDIX 3 - THIRD PARTY APPROVALS

Written confirmation from NASDAQ.

                                   EXHIBIT "A"

                            TERMS OF PREFERRED STOCK

EXHIBIT A

                    INTERNATIONAL ASSETS HOLDING CORPORATION

                           CERTIFICATE OF DESIGNATION
                                       OF
                            SERIES A PREFERRED STOCK

         The undersigned, Diego J. Veitia, certifies that he is the Chairman of the Board of INTERNATIONAL ASSETS HOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company"), and hereby further certifies as follows:

A. Under the Certificate of Incorporation of the Company, the Company is authorized to issue 5,000,000 shares, of preferred stock, par value $.01 per share (the "Preferred Stock").

B. Pursuant to the provisions of the Certificate of Incorporation of the Company, the Board of Directors has adopted the following resolution creating a series of Preferred Stock designated as "Series A Preferred Stock":

             RESOLVED, that pursuant to the authority vested in the Board of Directors of the corporation in accordance with the provisions of the Certificate of Incorporation, a series of preferred stock, par value $.01 per share, of the corporation be and hereby are created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

         1.  DIVIDEND RIGHTS.

             (a) Participating Dividends. Holders of Series A Preferred shall be entitled to receive, when and as declared by the Board of Directors, any dividends payable to the holders of the Common Stock on the basis that the Series A Preferred have been converted into Common Stock as of the record date of such dividend pursuant to the provisions of Section 4.

                  2.       VOTING RIGHTS.

                           (a)      No General Rights. Except as otherwise
provided herein or as required by law, the Series A Preferred shall not be entitled to any voting rights.

                           (b)      Separate Vote of Series A Preferred. For so
long as any share of Series A Preferred remain outstanding, in addition to any other vote or consent required herein or by law, the vote or written consent of the holders of more than fifty percent (50%) of the then outstanding Series A Preferred shall be necessary for effecting or validating the following actions:

                                    (i)     Any amendment, alteration, waiver or
repeal of any provision of the Certificate of Incorporation or the Bylaws of the Company (including any filing of a Certificate of Designation); or

                                    (ii)    Any increase or decrease (other than
by redemption or conversion) in the authorized number of shares of Series A Preferred; or

                                    (iii)   Any issuance of any stock or any
other securities convertible into equity securities of the Company, other than the issuance of common stock, par value $.01 per share (the "Common Stock"), upon the conversion of the Series A Preferred or the issuance of Common Stock upon the conversion of any convertible security outstanding as of October __, 2002; or

                                    (iv)    Any redemption or repurchase of
shares of any stock or other equity security of the Company; or

                                    (v)     Any agreement by the Company or its
stockholders regarding an Asset Transfer or Acquisition (each as defined in Section 3(c)); or

                                    (vi)    Any action that results in the
payment or declaration of a dividend on any shares of Common Stock or Preferred Stock.

                  3.       LIQUIDATION RIGHTS.

                           (a)      Liquidation Preference. Upon any
liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any other class of stock (a "Junior Stock"), the holders of Series A Preferred shall be entitled to be paid out of the assets of the Company an amount per share of Series A Preferred equal to the price paid for each share of Series A Preferred (the "Original Issue Price") (as adjusted for any stock dividends, combinations, splits, recapitalization and the like with respect to such shares) for each share of Series A Preferred held by them (the "Liquidation Preference").

                           (b)      Deemed Liquidations. The following events
shall be considered a liquidation under this Section 3:

                                    (i)  Any consolidation or merger of the
Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company's voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company's voting power is transferred (an "Acquisition"); or

                                    (ii) A sale, lease or other disposition of
all or substantially all of the assets of the Company (an "Asset Transfer"); or

                              (c)   Pro Rata Distribution. If, upon any
liquidation, distribution, or winding up, the assets of the Company shall be insufficient to make payment in full to all holders of Series A Preferred of the Liquidation Preference set forth in Section 3(a), then such assets shall be distributed among the holders of Series A Preferred at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

                       4.     CONVERSION.

         The Series A Preferred shall be converted into shares of Common Stock on the following terms:

                              (a)   Automatic Conversion. Subject to and in
compliance with the provisions of this Section 4, upon the approval by the shareholders of the Company of the conversion provided for in this Section 4, the shares of Series A Preferred will be automatically converted into fully-paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series A Preferred shall be entitled upon conversion shall be the product obtained by multiplying the "Series A Preferred Conversion Rate" then in effect (determined as provided in Section 4(b)) by the number of shares of Series A Preferred being converted.

                              (b)   Series A Preferred Conversion Rate. The
conversion rate in effect at any time for conversion of the Series A Preferred (the "Series A Preferred Conversion Rate") shall be the quotient obtained by dividing the Liquidation Preference of the Series A Preferred by the "Series A Preferred Conversion Price," calculated as provided in Section 4(c).

                              (c)   Series A Preferred Conversion Price. The
conversion price for the Series A Preferred (the "Series A Preferred Conversion Price") shall initially be the Original Issue Price of the Series A Preferred. Such initial Series A Preferred Conversion Price shall be adjusted from time to time in accordance with this Section 4. All references to the Series A Preferred Conversion Price herein shall mean the Series A Preferred Conversion Price as so adjusted.

                              (d)   Mechanics of Conversion. Upon the conversion
of the Series A Preferred pursuant to this Section 4, the holder of the Series A Preferred shall surrender the certificate or certificates therefor, duly endorsed, at the office of the

Company or any transfer agent for the Series A Preferred. Thereupon, the Company shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled. Such conversion shall be deemed to have been made at the close of business on the date on which the Series A Preferred are converted pursuant to
Section 4(a), and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock as of the close of business on such date.

                           (e)      Adjustment for Stock Splits and
Combinations. If the Company shall at any time or from time to time after the date that the first share of Series A Preferred is issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock without a corresponding subdivision of the Preferred Stock, the Series A Preferred Conversion Price in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Preferred Stock, the Series A Preferred Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 4(e) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                           (f)      Adjustment for Common Stock Dividends and
Distributions. If the Company at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the Series A Preferred Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Series A Preferred Conversion Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and
(ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Preferred Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Preferred Conversion Price shall be adjusted pursuant to this Section 4(f) to reflect the actual payment of such dividend or distribution.

                           (g)      Adjustment for Reclassification, Exchange
and Substitution. If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series A Preferred is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an Acquisition or Asset Transfer as defined in Section 3(b) or a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4), in any such event each holder of Series A Preferred shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series A Preferred could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

                           (h)      Reorganizations, Mergers, Consolidations or
Sales of Assets. If at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Common Stock (other than an Acquisition or Asset Transfer as defined in Section 3(b) or a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 4), as a part of such capital reorganization, provision shall be made so that the holders of the Series A Preferred shall thereafter be entitled to receive upon conversion of the Series A Preferred the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of Series A Preferred after the capital reorganization to the end that the provisions of this Section 4 (including adjustment of the Series A Preferred Conversion Price then in effect and the number of shares issuable upon conversion of the Series A Preferred) shall be applicable after that event and be as nearly equivalent as practicable.

                           (i)      Notices of Record Date. Upon (i) any taking
by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Acquisition (as defined in Section 3(b)) or other capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other corporation, or any Asset Transfer (as defined in Section 3(b)), or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to each holder of Series A Preferred at least twenty (20) days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up.

                           (j)      Fractional Shares. No fractional shares of
Common Stock shall be issued upon conversion of Series A Preferred. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A

    Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Company shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Common Stock's fair market value (as determined by the Board of Directors) on the date of conversion.

                           (k) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                           (l) Payment of Taxes. The Company will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series A Preferred, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred so converted were registered.

                           (m) No Dilution or Impairment. Without the consent of the holders of then outstanding Series A Preferred as required under
    Section 2(b), the Company shall not amend its Amended and Restated Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or take any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred against dilution or other impairment.

         5.   NO REISSUANCE OF SERIES A PREFERRED.

         No share or shares of Series A Preferred acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued.

C. This Certificate of Designation has been duly adopted in accordance with the provisions of Sections 151 of the General Corporation Law of the State of Delaware by the Board of Directors of the Company.

         IN WITNESS WHEREOF, International Assets Holding Corporation has caused this Certificate of Designation be signed by its Chairman of the Board, on this 22 day of October, 2002.

   INTERNATIONAL ASSETS HOLDING CORPORATION

                                         By:  /s/ Diego J. Veitia,
                                         -------------------------
                                         Diego J. Veitia,
                                         ---------------
                                         Chairman of the Board

EXHIBIT II

                               FIRST AMENDMENT TO
                          SHARE SUBSCRIPTION AGREEMENT

THIS FIRST AMENDMENT TO SHARE SUBSCRIPTION AGREEMENT ("Amendment") is made and entered into as of the 6th day of December, 2002, by and between INTERNATIONAL ASSETS HOLDING CORPORATION, a Delaware corporation (the "Company"), and SEAN M. O'CONNOR (the "Investor").

                                 R E C I T A L S

A. The Company and the Investor entered into a Share Subscription Agreement (the "Agreement") dated as of October 22, 2002 whereby the Investor subscribed to purchase 182,061 shares of common stock and 700,292 shares of preferred stock of the Company.

B. The parties wish to amend the Agreement to provide that the Investor shall purchase an additional 182,061 shares of preferred stock of the Company (the "Additional Preferred Shares") in lieu of the like number of shares of common stock referenced in the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth hereinafter, the Company and the Investor agree as follows:
1. Recitals; Definitions. All of the above recitals are true and correct. Any terms used but not defined in this Amendment shall have the definitions assigned such terms in the Agreement.

2. Amendment to Agreement. Subject to the terms and conditions of the Agreement, as hereby amended, the Company offers to the Investor and the Investor hereby subscribes to purchase 882,353 shares of preferred stock, $.01 par value of the Company, each at a fixed price of $1.70 per share in lieu of the purchase of 700,292 shares of preferred stock and 182,061 shares of common stock referenced in Section 3 of the Agreement. Any and all references to the "Common Securities" in the Agreement shall be deemed to refer to the Additional Preferred Shares, and all references to "Securities" in the Agreement shall be deemed to refer to the Preferred Securities and Additional Preferred Securities. Each of the Preferred Securities and the Additional Preferred Shares shall be subject to the provisions applicable to the Preferred Securities and to the Securities in the Agreement including, without limitation, the Redemption Right and Repurchase Right set forth in Section 9 of the Agreement and the provisions regarding convertibility.

3. Ratification - No Other Amendment. The Company and the Investor hereby restate, ratify and confirm as accurate all representations and warranties set forth in the Agreement. Except as modified or amended herein, no other term, covenant or condition of the Agreement shall be considered modified or amended.

     IN WITNESS WHEREOF, the parties hereto have executed, or caused to be executed by their authorized official, this Amendment, effective as of the date first above written.

                                               INTERNATIONAL ASSETS HOLDING
                                               CORPORATION

                                               By: /s/ Diego J. Veitia
                                                   -------------------
                                               Printed Name: Diego J. Veitia
                                                             ---------------
                                               Title: Chairman
                                                      --------

                                               INVESTOR:


                                               /s/ Sean M. O'Connor
                                               --------------------
                                               SEAN M. O'CONNOR

EXHIBIT III

                          SHARE SUBSCRIPTION AGREEMENT

THIS SHARE SUBSCRIPTION AGREEMENT ("Agreement") is made and entered into as of the 22 day of October, 2002 (the "Effective Date"), by and between INTERNATIONAL ASSETS HOLDING CORPORATION, a Delaware corporation (the "Company"), and SCOTT J. BRANCH (the "Investor").

                                 R E C I T A L S

A. The Company, directly or through its subsidiaries, operates a financial services company, including a market making and proprietary trading brokerage firm specializing in global securities.

B. The Company is a publicly held entity, having previously offered shares of the Company's common stock pursuant to a registration statement, and continues to file reports as to the Company's business.

C. The Board of Directors of the Company (the "Board") considers it essential to the best interests of the Company that (i) additional common equity and (ii) preferred equity will be sold to the Investor subject to the terms of this Agreement.

D. The Investor is an "accredited investor" as such term is defined in Appendix 1, and is capable of evaluating the merits and risks of an investment in the Company.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth hereinafter, the Company and the Investor agree as follows:

1.   Recitals. All of the above recitals are true and correct.

2. Term. This Agreement shall commence on the Effective Date and shall terminate at 12:01 a.m. EST on the date that is the later of five (5) business days from the date of receipt by the Company of (i) the audited consolidated financial statements for the fiscal year ended September 30, 2002; or (ii) written confirmation from NASDAQ with respect to the transactions evidenced by this Agreement, but in no event later than December 15, 2002 (the "Termination Date") unless the Closing, as hereafter defined, has occurred before the Termination Date. This Agreement may be extended by the mutual written agreement of the Company and the Investor prior to the Termination Date.

3.   Purchase of Securities.

     (a) Subject to the terms and conditions of this Agreement, the Company offers to the Investor and the Investor hereby subscribes to purchase (i) 151,717 shares of common stock, $.01 par value per share of the Company (such shares of common stock are referred to herein as the "Common Securities"), and
(ii) 583,577 shares of preferred stock, $.01 par value per share of the Company (such shares of preferred stock are referred to herein as the "Preferred Securities") (the Common Securities and the Preferred Securities are collectively referred to as the "Securities"), each at a fixed price per share equal to $1.70 (the "Per Share Purchase Price"). The aggregate purchase price for the purchased Securities shall be equal to the product of the Per Share Purchase Price and the aggregate number of Common Securities and Preferred Securities purchased by the Investor (the "Aggregate Purchase Price").

     (b) The Preferred Securities will have the preferences, privileges, restrictions and rights specified in Exhibit "A" to this Agreement. The Board will promptly approve the terms of the Preferred Securities by adopting an amendment to the Company's Certificate of Incorporation in the form of Exhibit "A".

4. Earnest Money. The Investor will pay the Company a deposit in the amount of $80,000 within three (3) days of the execution of this Agreement (the "Deposit"). At the Closing, the Company will apply the Deposit to the Aggregate Purchase Price as provided in Section 5. If the Agreement is terminated before the Closing, as hereafter defined, pursuant to Subsection 7(a)(i), (ii) or (iii) or Section 10 hereof, the Company will return the Deposit to the Investor. If the Agreement is terminated before the Closing pursuant to Subsection 7(a)(iv) hereof or if the Investor is unable to make full payment to the Company for the purchased shares at Closing, the Investor will forfeit the Deposit.

5. Closing and Payment. The closing of the acquisition provided for in Section 3 of this Agreement (the "Closing") shall occur on a mutually agreeable date prior to the Termination Date at the offices of Holland & Knight LLP in Orlando, Florida or at such other time and place as the parties may agree. At the
Closing: (i) the Investor will pay the Aggregate Purchase Price less the Deposit by either endorsing a certified or cashier's check made payable to the Company or wiring immediately available funds to the Company's bank account (which account number has been previously provided to the Investor), and (ii) the Company will reimburse the Investor, together with the other Approved Investors, up to the aggregate sum of $20,000 for amounts paid by the Approved Investors to any intermediaries or brokers and for the legal and out-of-pocket expenses incurred by the Approved Investors, provided that the Approved Investors shall not be entitled to such reimbursement if the Closing does not occur for any reason.

6.   Conditions Precedent.

(a) The respective obligations of the Company and the Investor to effect the Closing are subject to the satisfaction or waiver by the Company and the Investor, prior to the Closing of each of the following conditions:

     (i) There being no provision of applicable Law or any Court Order that prohibits or otherwise makes illegal the consummation of the Closing.

     (ii) All regulatory approvals required to consummate the transaction contemplated hereby (other than the shareholder approval required for the conversion of Preferred Securities) shall have been obtained and shall remain in full force and effect.

     (iii) No investigation, action, suit or proceeding by a Governmental Authority shall be pending on the date of Closing, which challenges, or might reasonably be expected to result in a challenge to this Agreement, or which might reasonably be expected to give rise to a claim for damages in a material amount as a result of the consummation of the transaction contemplated by this Agreement.

     (iv) The Company shall have consummated simultaneously with the Closing, the transactions contemplated by Share Subscription Agreements of even date herewith entered into by and between the Company and each of Sean M. O'Connor and John Radziwill, or any assignee of each which has been approved in writing by the Company (such persons, together with the Investor, the "Approved Investors").

     (v) The Company shall have received the written confirmation from NASDAQ that the transactions evidenced by this Agreement do not require prior stockholder approval.

(b) The obligation of the Investor to effect the Closing is subject to the satisfaction or waiver by the Investor of the following additional conditions:

               (i) The Company shall have performed in all material respects all of its material obligations under this Agreement required to be performed by it at or before the Closing.

               (ii) Any representation or warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the Closing, as if made at and as of such time.

               (iii) The Company and the Investor shall have entered into an Employment Agreement in the form attached hereto as Exhibit "B" (the "Employment Agreement").

               (iv) The Company and the Investor shall have entered into a Registration Rights Agreement in the form attached hereto as Exhibit "C" (the "Registration Rights Agreement").

               (v) The Board shall have duly adopted resolutions: (1) approving the terms of (i) this Agreement, (ii) the terms of the Preferred Securities, (iii) the Employment Agreement, and (iv) the Registration Rights Agreement; (2) authorizing an employee share incentive program to allow for options to be issued as provided in the Employment Agreement (the "Option Plan") to be proposed to the stockholders of the Company for approval at the next convened annual general meeting of stockholders currently scheduled to occur on or before February 14, 2003 (the "Annual Meeting"); and (3) approving an amendment to (i) the bylaws of the Company to require a supermajority vote of the greater of (A) at least five directors or (B) at least seventy-five percent (75%) of the directors to remove or change the Chairman of the Board, and (ii) the Certificate of Incorporation of the Company to also require a vote of at least seventy-five percent (75%) of the shares of common stock to remove or change the Chairman of the Board to be proposed to the stockholders of the Company at the Annual Meeting. Copies of these

Board resolutions certified by the Secretary of the Company shall be made available to the Investor no later than 14 business days after execution of this Agreement.

          (vi) The Company will have received a release from UBS Warburg waiving any claim to compensation arising from this Agreement or the share purchase evidenced hereby.

          (vii) The Company will have secured letters of resignation from all current directors not shown on Appendix 2 and shall appoint all new directors shown on Appendix 2 effective as of the Closing.

          (viii) The Company shall have entered into Employment Agreements with Diego Veitia, Edward Cofrancesco, Charles Lyons, Brian Garrow, Will Dennis, Jr., Doug Ross, Chris Myers and Michael Flannigan. Neither Diego Veitia nor Edward Cofrancesco shall have terminated their Employment Agreement with the Company.

(c) The Obligation of the Company to effect the Closing is subject to satisfaction or waiver by the Company of the following conditions:

          (i) The Investor shall have performed in all material respects all of its material obligations under this Agreement required to be performed by it at or before the Closing.

          (ii) Any representation or warranties of the Investor contained in this Agreement shall be true and correct in all material respects as of the Closing, as if made at and as of such time.

7.   Termination.

       (a)  This Agreement may be terminated at any time before the Closing:

          (i)    by the mutual agreement of the Investor and the Company;

          (ii) By either the Company or the Investor, if the Closing has not occurred by December 15, 2002, provided that the right to terminate this Agreement under this clause will not be available to any party whose failure to fulfill any of its obligations under this Agreement resulted in the failure to consummate the Closing by such date;

          (iii) By the Investor, if there has been a material breach of any representation, warranty or covenant in this Agreement by the Company; or

          (iv) By the Company, if there has been a material breach of any representation, warranty or covenant in this Agreement by the Investor.

       (b) The party terminating this Agreement pursuant to this Section will give written notice of termination to the other party.

8. Stockholder Approval. At the Annual Meeting, the Company shall seek the approval of the stockholders of the Company: (i) to allow conversion of the Preferred Securities to Common Securities; (ii) to adopt the Option Plan; (iii) to elect the persons listed on Appendix 2 to the Board; and (iv) to amend the Certificate of Incorporation of the Company to require a seventy-five percent (75%) vote of the stockholders to remove or change the Chairman of the Board. Upon the approval of the stockholders at the Annual Meeting, the Preferred Securities will automatically be converted into the Common Securities pursuant to the conversion provisions included in Exhibit "A" hereto (the "Conversion").

9.   Redemption and Repurchase Rights.

     (a) In the event the stockholders do not approve the resolutions permitting conversion of the Preferred Securities into common stock and the amendment to the Company's Certificate of Incorporation to require a seventy-five percent (75%) vote of the stockholders to remove or change the Chairman of the Board at the Annual Meeting: (i) the Investor will, at a redemption price equal to the Aggregate Purchase Price, have the option to cause the Company to repurchase the Common Securities and the Preferred Securities for a period beginning fifteen
(15) days after the Annual Meeting and extending to the date that is six months from the Closing (the "Redemption Right"), and (ii) the Company will have the right to repurchase the Common Securities and the Preferred Securities from the Investor for a period beginning fifteen (15) days after the Annual Meeting and extending to the date that is six months from the Closing at a price equal to the Aggregate Purchase Price (the "Repurchase Right").

     (b) In the event that prior to the Conversion: (i) the Investor's employment is terminated by the Company (other than for Cause, as such term is defined in the Employment Agreement); or (ii) the Investor is removed as a director of the Company; or (iii) Sean O'Connor's employment is terminated by the Company (other than for Cause, as defined in the Employment Agreement of even date herewith between the Company and Sean O'Connor); or (iv) either Sean O'Connor or the nominee of John Radziwill is removed from the Board, then the Company, at the Investor's option, shall repurchase the Common Securities and the Preferred Securities from the Investor at a price equal to the Aggregate Purchase Price within fifteen (15) days of such termination of employment or removal of director. In the event that prior to the Conversion, the Investor's employment is terminated by the Company for Cause, as such term is defined in the Employment Agreement, the Company shall have the option to repurchase the Common Securities and the Preferred Securities from the Investor at a price equal to the Aggregate Purchase Price within fifteen (15) days of such termination of employment.

     (c) In the event the Annual Meeting is not held on or before March 15, 2003, the Investor will, at a redemption price equal to the Aggregate Purchase Price, have the option to cause the Company to repurchase the Common Securities and the Preferred Securities from the Investor at a price equal to the Aggregate Purchase Price on or before March 30, 2003.

10. Adjusted Stockholders Equity Per Share. Notwithstanding anything to the contrary in this Agreement, either party shall have the option to terminate this Agreement prior to Closing in the event that stockholders' equity per share as determined and adjusted pursuant to this Section (the "Adjusted Stockholders Equity Per Share") is greater than $1.75 or less than $1.45. Stockholder equity per share shall be determined as of September 30, 2002 by the independent public accountants then regularly servicing the Company, in accordance with generally accepted accounting principles consistently applied, based on the audited consolidated financial statements of the Company, which determination shall be binding on the parties hereto. Subject to compliance with auditor independence and corporate governance considerations as effective or proposed by the SEC or NASDAQ, the Investor shall have the right to consult with the independent public accountants determining the Stockholder equity per share prior to such determination and to approve any new accounting firm if the Company's accounting firm as of the date of this Agreement resigns or is otherwise replaced. Stockholders equity per share as so determined by the Company's accounting firm shall then be adjusted as follows to determine the Adjusted Stockholders Equity Per Share:

          a. Stockholders equity per share shall include the value of the Company's technology assets (which shall be deemed to be $300,000 in aggregate at September 30, 2002) and the Company's deferred tax assets (which shall be deemed to be $540,766 at September 30, 2002), irrespective of the auditor's treatment thereof;

          b. All costs related to the transaction contemplated by this Agreement shall not be expensed but rather shall be debited directly against the capital investment made by the Approved Investors. Such expenses shall include legal and tax advisory fees, amounts paid to any intermediaries or brokers and the legal and out of pocket expenses incurred by the Investor (in aggregate with all other Approved Investors, not to exceed $20,000). The aggregate of all such expenses for entire aggregate investment by the Approved Investors is not to exceed $200,000. Any excess beyond $200,000 to be deducted against stockholder's equity per share; and

          c. The resulting Stockholders equity per share shall then be reduced by 7.5%.

11. Representations by the Investor. In connection with the purchase of the Securities, the Investor acknowledges, warrants and represents to the Company as follows:

          a. The Investor is acquiring the Securities for investment for his own account and without the intention of participating, directly or indirectly, in a distribution of the Securities, and not with a view to resale or any distribution of the Securities, or any portion thereof.

          b. The Investor has knowledge and experience in financial and business matters and has consulted with its own professional representatives as it has considered appropriate to assist in evaluating the merits and risks of this investment. The Investor has had access to and an opportunity to question the officers of the Company, or persons acting on their behalf, with respect to material information about the Company and, in connection with the evaluation of this investment, has, to the best of his knowledge, received all information and data with respect to the Company that the Investor has requested. The Investor has carefully reviewed all of the Company's filings with the Securities and Exchange Commission. The Investor is acquiring the Securities based solely upon its independent examination and judgment as to the prospects of the Company.

     c. The Securities were not offered to the Investor by means of publicly disseminated advertisements or sales literature.

     d. The Investor is acquiring the Securities without being furnished any offering materials or prospectus.

     e. The Investor acknowledges that an investment in the Securities is speculative and involves a high degree of risk, including a risk of loss of the entire investment in the Company, and the Investor may have to continue to bear the economic risk of the investment in the Securities for an indefinite period. The Investor acknowledges that the Securities are being sold to the Investor without registration under any state or federal law requiring the registration of securities for sale, and accordingly will constitute "restricted securities" as defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"). The transferability of the Securities is therefor restricted by applicable United States Federal and state securities laws.

     f. The Investor acknowledges that each certificate representing Securities shall be subject to a legend substantially in the following form:

     "The securities represented hereby have not been registered under the Securities Act of 1933, as amended or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged, or otherwise disposed of except pursuant to an effective registration statement under such act or such laws or an exemption from registration under such act and such laws which, in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for this entity, is available."

12. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor except as set forth on a Schedule of Exceptions (the "Schedule of Exceptions") furnished to the Investor and its counsel, and attached as Exhibit D hereto, specifically identifying the relevant section hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

     a. Corporate Existence. The Company and each of its subsidiaries are entities duly formed under the laws of their respective places of formation, are each in good standing and have a legal existence, with full power and authority to own, operate or lease their respective properties and conduct their respective businesses in the manner and in the places where such properties are owned or leased or such businesses are conducted.

     b. Authorization of Transaction. Subject to the receipt of necessary third party approvals or confirmations listed on Appendix 3 hereto (the "Required Approvals"), the Company has the full power and authority to execute, deliver and perform this Agreement and the other agreements to be executed and delivered pursuant to this Agreement (the "Ancillary Agreements"); to perform its obligations hereunder and thereunder, and to carry out the transactions contemplated hereby and thereby. All necessary action, corporate or otherwise, will have been taken by the Company prior to the Closing to authorize the execution, delivery and performance of this Agreement and each of the Ancillary Agreements and the transactions contemplated hereby and thereby. Each of this Agreement and the Ancillary Agreements has been, or will be at the Closing, duly executed and delivered by the Company, and each of this Agreement and the Ancillary Agreements is, or upon the Closing will be, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency or other laws of general application affecting enforcement of creditors' rights; and (b) general principles of equity that restrict the availability of equitable remedies.

     c. Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists of 8,000,000 shares of common stock, par value $.01 per share of which 2,375,575 shares are validly issued and outstanding, fully paid and nonassessable on the date hereof, and 5,000,000 shares of preferred stock, par value $.01 per share, none of which are issued or outstanding. In addition, on the date hereof, 527,224 shares of common stock are subject to issuance pursuant to presently existing options and warrants. There are no other outstanding options, warrants, rights, convertible securities or exchange offers providing for the issuance of common stock or any other capital stock of the Company.

     d. Securities Duly Issued. Upon the issuance of the Securities at the Closing, the Securities will be duly and validly issued, fully paid and nonassessable, and will not be subject to any restrictions on transfer other than those arising under applicable federal and state securities laws.

     e. Present Compliance with Obligations and Laws. Neither the Company nor any of its subsidiaries are: (i) in violation of their respective Organizational Documents; (ii) in default in the performance of any obligation, agreement or condition of any debt instrument which (with or without the passage of time or the giving of notice) affords to any person the right to accelerate any indebtedness or terminate any right; (iii) in default of or in breach of (with or without the passage of time or the giving of notice) any other contract to which it is a party or by which it or its assets are bound; or (iv) in violation of any Court Order or Governmental Authorization that is held by the Company or its subsidiaries or is applicable to any of the Company or its subsidiaries or their respective businesses or assets. Except as set forth on Section 12(e) of the Schedule of Exceptions, the Company and its subsidiaries have conducted and are now conducting their businesses and the ownership and operation of their assets in compliance with all applicable Laws, except where the failure to be in such compliance would not have a Material Adverse Effect.

     f. No Conflict of Transaction With Obligations and Laws. Except as set forth on Schedule 12(f) of the Schedule of Exceptions, neither the execution, delivery and performance of this Agreement or any Ancillary Agreement, nor the performance of the transactions contemplated hereby or thereby, will: (a) conflict with or constitute a breach or violation of any provision of the Organizational Documents of the Company or any of its subsidiaries; (b) require any Governmental Authorization, (c) require any consent of any parties to loans, contracts, leases, licenses and other agreements to which the Company is a party; (d) constitute (with or without the passage of time or the giving of notice) a breach of, or default under, any debt instrument to which the Company or any of its subsidiaries is a party, or give any person the right to accelerate any indebtedness or terminate, modify or cancel any right; (e) constitute (with or without the passage of time or giving of notice) a default under or breach of any other agreement, instrument or obligation to which the Company or any of its subsidiaries is a party or by which it or its assets are bound; (f) result in the creation of any encumbrance upon any capital stock or any of the assets of the Company or its subsidiaries; (g) conflict with or result in a violation of any Court Order or Law, or give to any other person, the right to exercise any remedy or obtain any relief under any Court Order or Law, to which the Company or any of its subsidiaries is subject or by which the properties or assets of the Company or any of its subsidiaries are bound, or (h) result in a violation of any of the terms or requirements of, or give any Governmental Authority the right to revoke, suspend or otherwise modify, any Government Authorization.

     g. SEC Reports. The financial statements of the Company and the related notes contained in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 present fairly the financial position of the Company as of the dates indicated therein and the results of its operations and cash flows for the periods therein specified. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified and are true, correct and complete in all respects.

     h. Contracts and Commitments. Set forth on Section 12(h) of the Schedule of Exceptions is a list of all (i) contracts, mortgages, indentures, agreements, instruments and transactions to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries are bound which involve obligations of, or payments to, such company in excess of $100,000 in the aggregate; (ii) agreements between the Company or any of its subsidiaries and the Investor; (iii) agreements between the Company or any of its subsidiaries and any officer, director, consultant, stockholder, employee, affiliate or predecessor company; and (iv) contracts, agreements, arrangements or understandings which are material to the business of the Company or any of its subsidiaries (collectively referred to as the "Material Contracts"). Copies of all Material Contracts listed in Section 12(h) of the Schedule of Exceptions have previously been made available to the Investor. All of the Material Contracts are valid, binding and in full force and effect in all material respects, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of the creditors' rights and rules or laws concerning equitable remedies. Neither the Company nor any of its subsidiaries are in material default under any such contract. Except as set forth in Section 12(h) of the Schedule of Exceptions, with respect to each Material Contract, (a) the Company or its subsidiaries, as the case may be, has performed in all material respects all obligations required to be performed to date under such Material Contract; (b) to the best knowledge of the Company, no party to such Material Contract is in default, breach or arrears under the terms of such Material Contract; and (c) to the best knowledge of the Company, no condition exists or event has occurred that, with the giving of notice or lapse of time or both, would constitute a material default under such Material Contract.

     i. Litigation. Except as set forth in Section 12(i) of the Schedule of Exceptions, there is no action, suit, claim, proceeding, investigation or arbitration proceeding pending (or to the best knowledge of the Company, threatened in writing) against or otherwise involving the Company or any of its subsidiaries and there are no outstanding Court Orders to which the Company or any of its subsidiaries is a party or by which any of their respective assets are bound.

     j. ERISA and Employee Benefits. Except as set forth on Section 12(j) of the Schedule of Exceptions, neither the Company nor any of its subsidiaries has contributed to or participated in any employee benefit plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), other than medical benefit plans listed in Section 12(j) of the Schedule of Exceptions with respect to which the Company or its subsidiary, as the case may be, has made all required contributions. The Company and its subsidiary are in compliance with all laws and regulations applicable to such plans under ERISA, the violation of which, singly or in the aggregate, could have a Material Adverse Effect.

     k. Government Authorizations. The Company and each of its subsidiaries holds all Government Authorizations which are required to own their respective properties and assets and to permit the Company and its subsidiaries to conduct their respective businesses as presently conducted, except where the failure to hold such Governmental Authorization would not have a Material Adverse Effect. Set forth in Section 12(k) of the Schedule of Exceptions is a listing of all such Government Authorizations held by the Company and its subsidiaries. No consent, approval or authorization of (or designation, declaration of filing with) any Governmental Authority by the Company or any of its subsidiaries is required in connection with the valid execution and delivery of this Agreement, the Ancillary Agreements, or the offer or sale of the Common Securities or the Preferred Securities, or the consummation of any other transaction contemplated hereby or under the Ancillary Agreements, except for Required Approvals shown on Appendix 3.

     l. Related-Party Transactions. To the knowledge of the Company, except as disclosed in SEC Filings made by the Company or listed on Section 12(1) of the Schedule to Exceptions, no employee, officer, director or stockholder of the Company or any of its subsidiaries or member of his or her immediate family is directly or indirectly interested in any material contract with the Company or any of its subsidiaries.

13. Affirmative Covenants of the Company. The Company hereby covenants with the Investor that between the date of this Agreement and the Closing, except as the Investor shall otherwise consent, the Company will do the following:

     a. Conduct its business only in the ordinary course of business consistent with past practice and refrain from changing or introducing any method of management or operations except in the ordinary course of business and consistent with prior practices;

     b. Refrain from incurring any contingent liability as a guarantor or otherwise with respect to the obligations of others, and from incurring any other contingent or fixed obligations or liabilities except those that are usual and normal in the ordinary course of business;

     c. Maintain its equipment and other assets in good working condition and repair according to the standards that it maintained to the date of this Agreement, subject only to ordinary wear and tear;

     d. Refrain from making any change or incurring any obligation to make a change in its Organizational Documents or its authorized or issued capital stock;

     e. Refrain from declaring, setting aside or paying any dividend or making any other distribution in respect of capital stock, or making any direct or indirect redemption, purchase or other acquisition of its capital stock;

     f. Refrain from merging, consolidating or reorganizing with, or acquiring, any entity;

     g. Use its best efforts to keep intact its business organization, to keep available its present officers, agents and employees and to preserve the goodwill of all suppliers, customers and others having business relations with it;

     h. Maintain true, correct and complete books of accounts and records relating to its business;

     i. Comply in all respects with all Laws applicable to the conduct of its business or its properties or assets;

     j. Promptly upon its knowledge thereof, advise the Investor in writing of the termination or resignation of any key employee and the circumstances therefore;

     k. Pay all taxes, assessments, governmental charges or levies imposed upon it or its income, profits or assets, or otherwise required to be paid by it, nor fail to pay when due any liability or charge that if, unpaid, might become an Encumbrance upon any such Company's assets; and

     l. Promptly upon its knowledge thereof, advise the Investor in writing of
     (i) any event, condition or circumstance occurring from the date hereof until the Closing that would constitute a violation or breach of any representation, warranty, covenant, agreement or provision contained in this Agreement (provided, however, that such disclosure shall not be deemed to cure any violation or breach of any such representation, warranty, covenant, agreement or provision), or (ii) any event, occurrence, transaction or other item that would have been or required to have been disclosed on any Schedule, delivered hereunder, had such event, occurrence, transaction or item existed on the date hereof, and use its commercially reasonable efforts to prevent or promptly remedy the same.

     m. The Company will not, directly or indirectly, through any officer, director, affiliate, agent or otherwise, solicit, initiate or encourage submission of any proposal or offer from any person or entity relating to the acquisition or merger of the Company or any of its securities or assets or participate in any discussions or negotiations regarding, furnish to any other person any information with respect to, or otherwise cooperate in any way with, or assist or participate in, or facilitate or encourage any effort or attempt by any other person or entity to do or seek, any of the foregoing.

14. Consummation of Agreement. The Company and the Investor shall each use their best efforts to perform and fulfill all conditions and obligations on their respective parts to be performed and fulfilled under this Agreement, to the end that the transaction contemplated by this Agreement shall be fully carried out. To this end, each of the Company and the Investor will use best efforts to obtain all Required Approvals.

15. Survival of Representations and Warranties. All of the representations and warranties of the Company and the Investor contained in Sections 12 and 11, respectively, of this Agreement shall survive from the date of this Agreement until the Conversion.

16. Restrictions on Sale. In consideration of the acceptance of this subscription, the Investor agrees that the Securities will not be offered for sale, sold or transferred by the Investor other than pursuant to (i) an effective registration under the Securities Act, an exemption available under the Securities Act or a transaction that is otherwise in compliance with the Securities Act; and (ii) an effective registration under the securities law of any state or other jurisdiction applicable to the transaction, an exemption available under such laws, or a transaction that is otherwise in compliance with such laws.

17. No Review. The Investor understands that no U.S. federal or state agency has passed upon the offering of the Securities or has made any finding or determination as to the fairness of any investment in the Securities.

18. Confidentiality. The Investor agrees not to disclose or use any information provided to the Investor by the Company or any of its agents in connection with the offering of the Securities, except for the purpose of evaluating an investment in the Securities.

19.   Indemnification.

      a. Indemnification by Investor. The Investor agrees to indemnify and hold harmless the Company and its officers, directors, partners, employees, agents, and affiliates against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Investor to comply with any covenant or agreement made by the Investor herein or in any other document furnished by the Investor to the Company to the Investor in connection with this transaction.

      b. Indemnification by Company. The Company agrees to indemnify and hold harmless the Investor against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Company to comply with any covenant or agreement made by the Company herein or in any other document furnished by the Company to the Investor in connection with this transaction.

20. Definitions. In addition to the terms defined throughout this Agreement, the following terms shall have the indicated respective meanings:

      "Court Order" shall mean a court order, judgment, administrative or judicial order, writ, decree, stipulation, arbitration award or injunction.

      "Encumbrance" shall mean any lien, option (including right of first refusal or first offer), encumbrance, charge, restriction, mortgage, pledge, security interest, title exception, restriction, claim or charge of any kind or character.

      "Force Majeure" shall mean failure of any party to perform its obligations under this Agreement due to fire, flood, strikes or other industrial disturbances, accidents, war, acts of terrorism, riot, insurrection or other causes beyond the reasonable control of the such party.

      "Governmental Authority" shall mean any governmental body, whether national, state, regional, local, or any subdivision or agency of any of the foregoing.

      "Governmental Authorization" shall mean any license, permit, order, franchise agreement, concession, grant, authorization, consent or approval from a Governmental Authority.

      "Law" shall include any statute, law, ordinance, rule or regulation of a Governmental Authority.

      "Material Adverse Effect" shall mean an event which causes a material adverse change in the condition, financial or otherwise, business operations, properties, assets or liabilities of the Company except any material adverse change resulting from a Force Majeure.

      "NASDAQ" shall mean The Nasdaq Stock Market.

      "Organizational Documents" shall mean the Certificate of Incorporation of the Company as filed with the Secretary of State of the State of Delaware on the date of this Agreement, as the same may be amended from time to time.

      "SEC" shall mean the Securities and Exchange Commission.

      "Securities Act" shall mean the Securities Act of 1933.

21. Publicity and Disclosures. Except as may be otherwise required for compliance with applicable stock exchange rules or securities laws, neither the Investor nor the Company shall issue nor approve any news release or other public announcement concerning this Agreement (or any schedules or exhibits hereto) prior to the Closing without the prior written approval of the other.

22. Irrevocability; Binding Effect. The Investor hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Investor, that, except as required by law, the Investor is not entitled to cancel, terminate, or revoke this Agreement or any agreements of the Investor hereunder, and that this Agreement and such other agreements shall survive the death or disability of the Investor and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Investor is more than one person, the obligations of the Investor hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and permitted assigns.

23. Modification. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

24. Notices. Any notice or other communication required or permitted to be given hereunder shall by in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set on the signature page hereof, or (b) if to the Investor, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 25). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

25. Assignability. This Agreement and the rights and obligations hereunder are not transferable or assignable by any party without the prior written consent of the other party.

26. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida as applied to residents of that state executing contracts wholly to be performed in that state.

27. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by binding arbitration in Orlando, Florida in accordance with the rules of American Arbitration Association then in effect.

28. NOTICE TO FLORIDA RESIDENTS. PURSUANT TO SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, A FLORIDA SUBSCRIBER HAS A RIGHT TO RESCIND THE SUBSCRIPTION BY GIVING NOTICE OF SUCH RESCISSION BY TELEPHONE, TELEGRAPH OR LETTER, WITHIN THREE DAYS AFTER THE CONSIDERATION HEREUNDER IS FIRST TENDERED TO THE COMPANY. IF THE NOTICE IS TENDERED ORALLY, A WRITTEN CONFIRMATION THAT IT HAS BEEN RECEIVED SHOULD BE REQUESTED. IT IS PRUDENT TO SEND NOTICE OF RESCISSION BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO INSURE THAT IT WAS RECEIVED. IF NOTICE IS NOT RECEIVED BY SUCH TIME, THE FOREGOING RIGHT OF RESCISSION SHALL BE NULL AND VOID.

      IN WITNESS WHEREOF, the parties hereto have executed, or caused to be executed by their authorized official, this Agreement, effective as of the date first above written.

                                       INTERNATIONAL ASSETS HOLDING
                                       CORPORATION


                                       By: /S/ Diego J. Veitia
                                           -------------------------------------
                                       Printed Name: Diego J. Veitia
                                                     ---------------------------
                                       Title: Chairman of the Board
                                              ----------------------------------
                                       Address:
                                       -----------------------------------------


                                       INVESTOR:


                                       /s/ Scott J. Branch
                                       -----------------------------------------
                                       SCOTT J. BRANCH

                        APPENDIX 1 - ACCREDITED INVESTOR

An "Accredited Investor" within the meaning of Regulation D under the Securities Act of 1933 (the "Act") includes the following:

Organizations

        (1) A bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

        (2) A private business development company as defined in Section 202(a)
(22) of the Investment Advisers Act of 1940.

        (3) A trust (i) with total assets in excess of $5,000,000, (ii) not formed for the specific purpose of acquiring the Securities, (iii) whose purchase is directed by a person who, either alone or with his/her purchaser representative, has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of the proposed investment.

        (4) A corporation, business trust, partnership, or an organization described in section 501(c)(3) of the Internal Revenue Code, which was not formed for the specific purpose of acquiring the Securities, and which has total assets in excess of $5,000,000.

        (5) Any entity in which all of the equity owners are "accredited investors".

Individuals

        (6) Individuals with income from all sources for each of the last two full calendar years whose reasonably expected income for this calendar year exceeds either of:

            (i)    $200,000 individual income; or
            (ii)   $300,000 joint income with spouse.

NOTE:       Your "income" for a particular year may be calculated by adding to your adjusted gross income as calculated for Federal income tax purposes any deduction for long term capital gains, any deduction for depletion allowance, any exclusion for tax exempt interest and any losses of a partnership allocated to you as a partner.

        (7) Individuals with net worth as of the date hereof (individually or jointly with your spouse), including the value of home, furnishings, and automobiles, in excess of $1,000,000.

        (9) Directors, executive officers or general partners of the Issuer.

                          APPENDIX 2 - DIRECTORS SLATE

        Diego Veitia                                Scott Branch
        Edward Cofrancesco                          Sean O'Connor
        Dr. Robert A. Miller                        [nominee of John Radziwill]

                       APPENDIX 3 - THIRD PARTY APPROVALS


        Written confirmation from NASDAQ.

                                   EXHIBIT "A"

                            TERMS OF PREFERRED STOCK


     EXHIBIT A

                    INTERNATIONAL ASSETS HOLDING CORPORATION

                           CERTIFICATE OF DESIGNATION
                                       OF
                            SERIES A PREFERRED STOCK


               The undersigned, Diego J. Veitia, certifies that he is the Chairman of the Board of INTERNATIONAL ASSETS HOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company"), and hereby further certifies as follows:

     C. Under the Certificate of Incorporation of the Company, the Company is authorized to issue 5,000,000 shares, of preferred stock, par value $.01 per share (the "Preferred Stock").

     D. Pursuant to the provisions of the Certificate of Incorporation of the Company, the Board of Directors has adopted the following resolution creating a series of Preferred Stock designated as "Series A Preferred Stock":

                    RESOLVED, that pursuant to the authority vested in the Board of Directors of the corporation in accordance with the provisions of the Certificate of Incorporation, a series of preferred stock, par value $.01 per share, of the corporation be and hereby are created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

               1.   DIVIDEND RIGHTS.

                    (a) Participating Dividends. Holders of Series A Preferred shall be entitled to receive, when and as declared by the Board of Directors, any dividends payable to the holders of the Common Stock on the basis that the Series A Preferred have been converted into Common Stock as of the record date of such dividend pursuant to the provisions of Section 4.

               2.   VOTING RIGHTS.

                    (a) No General Rights. Except as otherwise provided herein or as required by law, the Series A Preferred shall not be entitled to any voting rights.

                    (b) Separate Vote of Series A Preferred. For so long as any share of Series A Preferred remain outstanding, in addition to any other vote or consent required herein or by law, the vote or written consent of the holders of more than fifty percent (50%) of the then outstanding Series A Preferred shall be necessary for effecting or validating the following actions:

                         (i) Any amendment, alteration, waiver or repeal of any provision of the Certificate of Incorporation or the Bylaws of the Company (including any filing of a Certificate of Designation); or

                         (ii) Any increase or decrease (other than by redemption or conversion) in the authorized number of shares of Series A Preferred; or

                         (iii) Any issuance of any stock or any other securities convertible into equity securities of the Company, other than the issuance of common stock, par value $.01 per share (the "Common Stock"), upon the conversion of the Series A Preferred or the issuance of Common Stock upon the conversion of any convertible security outstanding as of October __, 2002; or

                         (iv) Any redemption or repurchase of shares of any stock or other equity security of the Company; or

                         (v) Any agreement by the Company or its stockholders regarding an Asset Transfer or Acquisition (each as defined in Section 3(c)); or

                         (vi) Any action that results in the payment or declaration of a dividend on any shares of Common Stock or Preferred Stock.

               3.   LIQUIDATION RIGHTS.

                    (a) Liquidation Preference. Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any other class of stock (a "Junior Stock"), the holders of Series A Preferred shall be entitled to be paid out of the assets of the Company an amount per share of Series A Preferred equal to the price paid for each share of Series A Preferred (the "Original Issue Price") (as adjusted for any stock dividends, combinations, splits, recapitalization and the like with respect to such shares) for each share of Series A Preferred held by them (the "Liquidation Preference").

                    (b) Deemed Liquidations. The following events shall be considered a liquidation under this Section 3:

                         (i) Any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company's voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company's voting power is transferred (an "Acquisition"); or

                         (ii) A sale, lease or other disposition of all or substantially all of the assets of the Company (an "Asset Transfer"); or

                    (c) Pro Rata Distribution. If, upon any liquidation, distribution, or winding up, the assets of the Company shall be insufficient to make payment in full to all holders of Series A Preferred of the Liquidation Preference set forth in Section 3(a), then such assets shall be distributed among the holders of Series A Preferred at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

               4.   CONVERSION.

          The Series A Preferred shall be converted into shares of Common Stock on the following terms:

                    (a) Automatic Conversion. Subject to and in compliance with the provisions of this Section 4, upon the approval by the shareholders of the Company of the conversion provided for in this Section 4, the shares of Series A Preferred will be automatically converted into fully-paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series A Preferred shall be entitled upon conversion shall be the product obtained by multiplying the "Series A Preferred Conversion Rate" then in effect (determined as provided in Section 4(b)) by the number of shares of Series A Preferred being converted.

                    (b) Series A Preferred Conversion Rate. The conversion rate in effect at any time for conversion of the Series A Preferred (the "Series A Preferred Conversion Rate") shall be the quotient obtained by dividing the Liquidation Preference of the Series A Preferred by the "Series A Preferred Conversion Price," calculated as provided in Section 4(c).

                    (c) Series A Preferred Conversion Price. The conversion price for the Series A Preferred (the "Series A Preferred Conversion Price") shall initially be the Original Issue Price of the Series A Preferred. Such initial Series A Preferred Conversion Price shall be adjusted from time to time in accordance with this Section 4. All references to the Series A Preferred Conversion Price herein shall mean the Series A Preferred Conversion Price as so adjusted.

                    (d) Mechanics of Conversion. Upon the conversion of the Series A Preferred pursuant to this Section 4, the holder of the Series A Preferred shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or any transfer agent for the Series A Preferred. Thereupon, the Company shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled. Such conversion shall be deemed to have been made at the close of business on the date on which the Series A Preferred are converted pursuant to Section 4(a), and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock as of the close of business on such date.

                    (e) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date that the first share of Series A Preferred is issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock without a corresponding subdivision of the Preferred Stock, the Series A Preferred Conversion Price in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Preferred Stock, the Series A Preferred Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 4(e) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                    (f) Adjustment for Common Stock Dividends and Distributions. If the Company at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the Series A Preferred Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Series A Preferred Conversion Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Preferred Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Preferred Conversion Price shall be adjusted pursuant to this Section 4(f) to reflect the actual payment of such dividend or distribution.

                    (g) Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series A Preferred is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an Acquisition or Asset Transfer as defined in Section 3(b) or a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4), in any such event each holder of Series A Preferred shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series A

     Preferred could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

                    (h) Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Common Stock (other than an Acquisition or Asset Transfer as defined in Section 3(b) or a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 4), as a part of such capital reorganization, provision shall be made so that the holders of the Series A Preferred shall thereafter be entitled to receive upon conversion of the Series A Preferred the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this
     Section 4 with respect to the rights of the holders of Series A Preferred after the capital reorganization to the end that the provisions of this
     Section 4 (including adjustment of the Series A Preferred Conversion Price then in effect and the number of shares issuable upon conversion of the Series A Preferred) shall be applicable after that event and be as nearly equivalent as practicable.

                    (i) Notices of Record Date. Upon (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Acquisition (as defined in Section 3(b)) or other capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other corporation, or any Asset Transfer (as defined in Section 3(b)), or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to each holder of Series A Preferred at least twenty (20) days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up.

                    (j) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Company shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Common Stock's fair market value (as determined by the Board of Directors) on the date of conversion.

               (k) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

               (l) Payment of Taxes. The Company will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series A Preferred, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred so converted were registered.

               (m) No Dilution or Impairment. Without the consent of the holders of then outstanding Series A Preferred as required under Section 2(b), the Company shall not amend its Amended and Restated Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or take any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred against dilution or other impairment.

          5.   NO REISSUANCE OF SERIES A PREFERRED.

          No share or shares of Series A Preferred acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued.

C. This Certificate of Designation has been duly adopted in accordance with the provisions of Sections 151 of the General Corporation Law of the State of Delaware by the Board of Directors of the Company.

          IN WITNESS WHEREOF, International Assets Holding Corporation has caused this Certificate of Designation be signed by its Chairman of the Board, on this 22 day of October, 2002.

      INTERNATIONAL ASSETS HOLDING CORPORATION

                                      By: /s/ Diego J. Veitia,
                                      ------------------------
                                      Diego J. Veitia,
                                      ---------------
                                      Chairman of the Board

EXHIBIT IV

                               FIRST AMENDMENT TO
                          SHARE SUBSCRIPTION AGREEMENT


THIS FIRST AMENDMENT TO SHARE SUBSCRIPTION AGREEMENT ("Amendment") is made and entered into as of the 6th day of December, 2002, by and between INTERNATIONAL ASSETS HOLDING CORPORATION, a Delaware corporation (the "Company"), and SCOTT J. BRANCH (the "Investor").

                                 R E C I T A L S

A. The Company and the Investor entered into a Share Subscription Agreement (the "Agreement") dated as of October 22, 2002 whereby the Investor subscribed to purchase 151,717 shares of common stock and 583,577 shares of preferred stock of the Company.

B. The parties wish to amend the Agreement to provide that the Investor shall purchase an additional 151,717 shares of preferred stock of the Company (the "Additional Preferred Shares") in lieu of the like number of shares of common stock referenced in the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth hereinafter, the Company and the Investor agree as follows:

1. Recitals; Definitions. All of the above recitals are true and correct. Any terms used but not defined in this Amendment shall have the definitions assigned such terms in the Agreement.

2. Amendment to Agreement. Subject to the terms and conditions of the Agreement, as hereby amended, the Company offers to the Investor and the Investor hereby subscribes to purchase 735,294 shares of preferred stock, $.01 par value of the Company, each at a fixed price of $1.70 per share in lieu of the purchase of 583,577 shares of preferred stock and 151,717 shares of common stock referenced in Section 3 of the Agreement. Any and all references to the "Common Securities" in the Agreement shall be deemed to refer to the Additional Preferred Shares, and all references to "Securities" in the Agreement shall be deemed to refer to the Preferred Securities and Additional Preferred Securities. Each of the Preferred Securities and the Additional Preferred Shares shall be subject to the provisions applicable to the Preferred Securities and to the Securities in the Agreement including, without limitation, the Redemption Right and Repurchase Right set forth in Section 9 of the Agreement and the provisions regarding convertibility.

3. Ratification - No Other Amendment. The Company and the Investor hereby restate, ratify and confirm as accurate all representations and warranties set forth in the Agreement. Except as modified or amended herein, no other term, covenant or condition of the Agreement shall be considered modified or amended.

      IN WITNESS WHEREOF, the parties hereto have executed, or caused to be executed by their authorized official, this Amendment, effective as of the date first above written.

                                       INTERNATIONAL ASSETS HOLDING
                                       CORPORATION


                                       By: /s/ Diego J. Veitia
                                       Printed Name: Diego J. Veitia
                                       Title: Chairman


                                       INVESTOR:


                                       /s/ Scott J. Branch
                                       -------------------
                                       SCOTT J. BRANCH

                                       Address: ___________________________

                                       ____________________________________

EXHIBIT V

                          SHARE SUBSCRIPTION AGREEMENT


THIS SHARE SUBSCRIPTION AGREEMENT ("Agreement") is made and entered into as of the 22 day of October, 2002 (the "Effective Date"), by and between INTERNATIONAL ASSETS HOLDING CORPORATION, a Delaware corporation (the "Company"), and JOHN RADZIWILL (the "Investor").

                                 R E C I T A L S

A. The Company, directly or through its subsidiaries, operates a financial services company, including a market making and proprietary trading brokerage firm specializing in global securities.

B. The Company is a publicly held entity, having previously offered shares of the Company's common stock pursuant to a registration statement, and continues to file reports as to the Company's business.

C. The Board of Directors of the Company (the "Board") considers it essential to the best interests of the Company that (i) additional common equity and (ii) preferred equity will be sold to the Investor subject to the terms of this Agreement.

D. The Investor is an "accredited investor" as such term is defined in Appendix 1, and is capable of evaluating the merits and risks of an investment in the Company.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth hereinafter, the Company and the Investor agree as follows:

1.    Recitals. All of the above recitals are true and correct.

2. Term. This Agreement shall commence on the Effective Date and shall terminate at 12:01 a.m. EST on the date that is the later of five (5) business days from the date of receipt by the Company of (i) the audited consolidated financial statements for the fiscal year ended September 30, 2002; or (ii) written confirmation from NASDAQ with respect to the transactions evidenced by this Agreement, but in no event later than December 15, 2002 (the "Termination Date") unless the Closing, as hereafter defined, has occurred before the Termination Date. This Agreement may be extended by the mutual written agreement of the Company and the Investor prior to the Termination Date.

3.    Purchase of Securities.

      (a) Subject to the terms and conditions of this Agreement, the Company offers to the Investor and the Investor hereby subscribes to purchase (i) 117,581 shares of common stock, $.01 par value per share of the Company (such shares of common stock are referred to herein as the "Common Securities"), and
(ii) 452,272 shares of preferred stock, $.01 par value per share of the Company (such shares of preferred stock are referred to herein as the "Preferred Securities") (the Common Securities and the Preferred Securities are collectively referred to as the "Securities"), each at a fixed price per share equal to $1.70 (the "Per Share Purchase Price"). The aggregate purchase price for the purchased Securities shall be equal to the product of the Per Share Purchase Price and the aggregate number of Common Securities and Preferred Securities purchased by the Investor (the "Aggregate Purchase Price").

     (b) The Preferred Securities will have the preferences, privileges, restrictions and rights specified in Exhibit "A" to this Agreement. The Board will promptly approve the terms of the Preferred Securities by adopting an amendment to the Company's Certificate of Incorporation in the form of Exhibit "A".

4. Earnest Money. The Investor will pay the Company a deposit in the amount of $80,000 within three (3) days of the execution of this Agreement (the "Deposit"). At the Closing, the Company will apply the Deposit to the Aggregate Purchase Price as provided in Section 5. If the Agreement is terminated before the Closing, as hereafter defined, pursuant to Subsection 7(a)(i), (ii) or (iii) or Section 10 hereof, the Company will return the Deposit to the Investor. If the Agreement is terminated before the Closing pursuant to Subsection 7(a)(iv) hereof or if the Investor is unable to make full payment to the Company for the purchased shares at Closing, the Investor will forfeit the Deposit.

5. Closing and Payment. The closing of the acquisition provided for in Section 3 of this Agreement (the "Closing") shall occur on a mutually agreeable date prior to the Termination Date at the offices of Holland & Knight LLP in Orlando, Florida or at such other time and place as the parties may agree. At the
Closing: (i) the Investor will pay the Aggregate Purchase Price less the Deposit by either endorsing a certified or cashier's check made payable to the Company or wiring immediately available funds to the Company's bank account (which account number has been previously provided to the Investor), and (ii) the Company will reimburse the Investor, together with the other Approved Investors, up to the aggregate sum of $20,000 for amounts paid by the Approved Investors to any intermediaries or brokers and for the legal and out-of-pocket expenses incurred by the Approved Investors, provided that the Approved Investors shall not be entitled to such reimbursement if the Closing does not occur for any reason.

6.   Conditions Precedent.

(a) The respective obligations of the Company and the Investor to effect the Closing are subject to the satisfaction or waiver by the Company and the Investor, prior to the Closing of each of the following conditions:

     (i) There being no provision of applicable Law or any Court Order that prohibits or otherwise makes illegal the consummation of the Closing.

     (ii) All regulatory approvals required to consummate the transaction contemplated hereby (other than the shareholder approval required for the conversion of Preferred Securities) shall have been obtained and shall remain in full force and effect.

     (iii) No investigation, action, suit or proceeding by a Governmental Authority shall be pending on the date of Closing, which challenges, or might reasonably be expected to result in a challenge to this Agreement, or which might reasonably be expected to give rise to a claim for damages in a material amount as a result of the consummation of the transaction contemplated by this Agreement.

         (iv) The Company shall have consummated simultaneously with the Closing, the transactions contemplated by Share Subscription Agreements of even date herewith entered into by and between the Company and each of Scott J. Branch and Sean M. O'Connor, or any assignee of each which has been approved in writing by the Company (such persons, together with the Investor, the "Approved Investors").

         (v) The Company shall have received the written confirmation from NASDAQ that the transactions evidenced by this Agreement do not require prior stockholder approval.

(b) The obligation of the Investor to effect the Closing is subject to the satisfaction or waiver by the Investor of the following additional conditions:

                  (i) The Company shall have performed in all material respects all of its material obligations under this Agreement required to be performed by it at or before the Closing.

                  (ii) Any representation or warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the Closing, as if made at and as of such time.

                  (iii) The Company and the Investor shall have entered into an Employment Agreement in the form attached hereto as Exhibit "B" (the "Employment Agreement").

                  (iv) The Company and the Investor shall have entered into a Registration Rights Agreement in the form attached hereto as Exhibit "C" (the "Registration Rights Agreement").

                  (v) The Board shall have duly adopted resolutions: (1) approving the terms of (i) this Agreement, (ii) the terms of the Preferred Securities, (iii) the Employment Agreement, and (iv) the Registration Rights Agreement; (2) authorizing an employee share incentive program to allow for options to be issued as provided in the Employment Agreement (the "Option Plan") to be proposed to the stockholders of the Company for approval at the next convened annual general meeting of stockholders currently scheduled to occur on or before February 14, 2003 (the "Annual Meeting"); and (3) approving an amendment to (i) the bylaws of the Company to require a supermajority vote of the greater of (A) at least five directors or (B) at least seventy-five percent (75%) of the directors to remove or change the Chairman of the Board, and (ii) the Certificate of Incorporation of the Company to also require a vote of at least seventy-five percent (75%) of the shares of common stock to remove or change the Chairman of the Board to be proposed to the stockholders of the Company at the Annual Meeting. Copies of these Board resolutions certified by the Secretary of the Company shall be made available to the Investor no later than 14 business days after execution of this Agreement.

                  (vi) The Company will have received a release from UBS Warburg waiving any claim to compensation arising from this Agreement or the share purchase evidenced hereby.

                  (vii) The Company will have secured letters of resignation from all current directors not shown on Appendix 2 and shall appoint all new directors shown on Appendix 2 effective as of the Closing.

                  (viii) The Company shall have entered into Employment Agreements with Diego Veitia, Edward Cofrancesco, Charles Lyons, Brian Garrow, Will Dennis, Jr., Doug Ross, Chris Myers and Michael Flannigan. Neither Diego Veitia nor Edward Cofrancesco shall have terminated their Employment Agreement with the Company.

(c) The Obligation of the Company to effect the Closing is subject to satisfaction or waiver by the Company of the following conditions:

                  (i) The Investor shall have performed in all material respects all of its material obligations under this Agreement required to be performed by it at or before the Closing.

                  (ii) Any representation or warranties of the Investor contained in this Agreement shall be true and correct in all material respects as of the Closing, as if made at and as of such time.

7.  Termination.

       (a)    This Agreement may be terminated at any time before the Closing:

                  (i)   by the mutual agreement of the Investor and the Company;

                  (ii) By either the Company or the Investor, if the Closing has not occurred by December 15, 2002, provided that the right to terminate this Agreement under this clause will not be available to any party whose failure to fulfill any of its obligations under this Agreement resulted in the failure to consummate the Closing by such date;

                  (iii) By the Investor, if there has been a material breach of any representation, warranty or covenant in this Agreement by the Company; or

                  (iv) By the Company, if there has been a material breach of any representation, warranty or covenant in this Agreement by the Investor.

       (b) The party terminating this Agreement pursuant to this Section will give written notice of termination to the other party.

8. Stockholder Approval. At the Annual Meeting, the Company shall seek the approval of the stockholders of the Company: (i) to allow conversion of the Preferred Securities to Common Securities; (ii) to adopt the Option Plan; (iii) to elect the persons listed on Appendix 2 to the Board; and (iv) to amend the Certificate of Incorporation of the Company to require a seventy-five percent (75%) vote of the stockholders to remove or change the Chairman of the Board. Upon the approval of the stockholders at the Annual Meeting, the Preferred Securities will automatically be converted into the Common Securities pursuant to the conversion provisions included in Exhibit "A" hereto (the "Conversion").

9.   Redemption and Repurchase Rights.

     (a) In the event the stockholders do not approve the resolutions permitting conversion of the Preferred Securities into common stock and the amendment to the Company's Certificate of Incorporation to require a seventy-five percent (75%) vote of the stockholders to remove or change the Chairman of the Board at the Annual Meeting: (i) the Investor will, at a redemption price equal to the Aggregate Purchase Price, have the option to cause the Company to repurchase the Common Securities and the Preferred Securities for a period beginning fifteen (15) days after the Annual Meeting and extending to the date that is six months from the Closing (the "Redemption Right"), and (ii) the Company will have the right to repurchase the Common Securities and the Preferred Securities from the Investor for a period beginning fifteen (15) days after the Annual Meeting and extending to the date that is six months from the Closing at a price equal to the Aggregate Purchase Price (the "Repurchase Right").

           (b) In the event that prior to the Conversion: (i) the Investor is removed as a director of the Company; or (ii) Scott Branch's employment is terminated by the Company (other than for Cause, as such term is defined in the Employment Agreement of even date herewith between the Company and Scott Branch); or (iii) Sean O'Connor's employment is terminated by the Company (other than for Cause, as defined in the Employment Agreement of even date herewith between the Company and Sean O'Connor); or (iv) either Sean O'Connor or Scott Branch is removed from the Board, then the Company, at the Investor's option, shall repurchase the Common Securities and the Preferred Securities from the Investor at a price equal to the Aggregate Purchase Price within fifteen (15) days of such termination of employment or removal of director.

     (c) In the event the Annual Meeting is not held on or before March 15, 2003, the Investor will, at a redemption price equal to the Aggregate Purchase Price, have the option to cause the Company to repurchase the Common Securities and the Preferred Securities from the Investor at a price equal to the Aggregate Purchase Price on or before March 30, 2003.

     (d) In the event either the Investor or the Company exercise their Redemption Right or Repurchase Right, as the case may be, pursuant to this
Section 9, the Company shall pay Investor a fee equal to six percent (6%) per annum of the Aggregate Purchase Price for the period of time from the Closing until the date of exercise of the Redemption Right or Repurchase Right.

10. Adjusted Stockholders Equity Per Share. Notwithstanding anything to the contrary in this Agreement, either party shall have the option to terminate this Agreement prior to Closing in the event that stockholders' equity per share as determined and adjusted pursuant to this Section (the "Adjusted Stockholders Equity Per Share") is greater than $1.75 or less than $1.45. Stockholder equity per share shall be determined as of September 30, 2002 by the independent public accountants then regularly servicing the Company, in accordance with generally accepted accounting principles consistently applied, based on the audited consolidated financial statements of the Company, which determination shall be binding on the parties hereto. Subject to compliance with auditor independence and corporate governance considerations as effective or proposed by the SEC or NASDAQ, the Investor shall have the right to consult with the independent public accountants determining the Stockholder equity per share prior to such determination and to approve any new accounting firm if the Company's accounting firm as of the date of this Agreement resigns or is otherwise replaced. Stockholders equity per share as so determined by the Company's accounting firm shall then be adjusted as follows to determine the Adjusted Stockholders Equity Per Share:

          a. Stockholders equity per share shall include the value of the Company's technology assets (which shall be deemed to be $300,000 in aggregate at September 30, 2002) and the Company's deferred tax assets (which shall be deemed to be $540,766 at September 30, 2002), irrespective of the auditor's treatment thereof;

          b. All costs related to the transaction contemplated by this Agreement shall not be expensed but rather shall be debited directly against the capital investment made by the Approved Investors. Such expenses shall include legal and tax advisory fees, amounts paid to any intermediaries or brokers and the legal and out of pocket expenses incurred by the Investor (in aggregate with all other Approved Investors, not to exceed $20,000). The aggregate of all such expenses for entire aggregate investment by the Approved Investors is not to exceed $200,000. Any excess beyond $200,000 to be deducted against stockholder's equity per share; and

          c. The resulting Stockholders equity per share shall then be reduced by 7.5%.

11. Representations by the Investor. In connection with the purchase of the Securities, the Investor acknowledges, warrants and represents to the Company as follows:

          a. The Investor is acquiring the Securities for investment for his own account and without the intention of participating, directly or indirectly, in a distribution of the Securities, and not with a view to resale or any distribution of the Securities, or any portion thereof.

          b. The Investor has knowledge and experience in financial and business matters and has consulted with its own professional representatives as it has considered appropriate to assist in evaluating the merits and risks of this investment. The Investor has had access to and an opportunity to question the officers of the Company, or persons acting on their behalf, with respect to material information about the Company and, in connection with the evaluation of this investment, has, to the best of his knowledge, received all information and data with respect to the Company that the Investor has requested. The Investor has carefully reviewed all of the Company's filings with the Securities and Exchange Commission. The Investor is acquiring the Securities based solely upon its independent examination and judgment as to the prospects of the Company.

          c. The Securities were not offered to the Investor by means of publicly disseminated advertisements or sales literature.

          d. The Investor is acquiring the Securities without being furnished any offering materials or prospectus.

     e. The Investor acknowledges that an investment in the Securities is speculative and involves a high degree of risk, including a risk of loss of the entire investment in the Company, and the Investor may have to continue to bear the economic risk of the investment in the Securities for an indefinite period. The Investor acknowledges that the Securities are being sold to the Investor without registration under any state or federal law requiring the registration of securities for sale, and accordingly will constitute "restricted securities" as defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"). The transferability of the Securities is therefor restricted by applicable United States Federal and state securities laws.

     f. The Investor acknowledges that each certificate representing Securities shall be subject to a legend substantially in the following form:

     "The securities represented hereby have not been registered under the Securities Act of 1933, as amended or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged, or otherwise disposed of except pursuant to an effective registration statement under such act or such laws or an exemption from registration under such act and such laws which, in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for this entity, is available."

12. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor except as set forth on a Schedule of Exceptions (the "Schedule of Exceptions") furnished to the Investor and its counsel, and attached as Exhibit D hereto, specifically identifying the relevant section hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

     a. Corporate Existence. The Company and each of its subsidiaries are entities duly formed under the laws of their respective places of formation, are each in good standing and have a legal existence, with full power and authority to own, operate or lease their respective properties and conduct their respective businesses in the manner and in the places where such properties are owned or leased or such businesses are conducted.

     b. Authorization of Transaction. Subject to the receipt of necessary third party approvals or confirmations listed on Appendix 3 hereto (the "Required Approvals"), the Company has the full power and authority to execute, deliver and perform this Agreement and the other agreements to be executed and delivered pursuant to this Agreement (the "Ancillary Agreements"); to perform its obligations hereunder and thereunder, and to carry out the transactions contemplated hereby and thereby. All necessary action, corporate or otherwise, will have been taken by the Company prior to the Closing to authorize the execution, delivery and performance of this Agreement and each of the Ancillary Agreements and the transactions contemplated hereby and thereby. Each of this Agreement and the Ancillary Agreements has been, or will be at the Closing, duly executed and delivered by the Company, and each of this Agreement and the Ancillary Agreements is, or upon the Closing will be, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency or other laws of general application affecting enforcement of creditors' rights; and (b) general principles of equity that restrict the availability of equitable remedies.

     c. Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists of 8,000,000 shares of common stock, par value $.01 per share of which 2,375,575 shares are validly issued and outstanding, fully paid and nonassessable on the date hereof, and 5,000,000 shares of preferred stock, par value $.01 per share, none of which are issued or outstanding. In addition, on the date hereof, 527,224 shares of common stock are subject to issuance pursuant to presently existing options and warrants. There are no other outstanding options, warrants, rights, convertible securities or exchange offers providing for the issuance of common stock or any other capital stock of the Company.

     d. Securities Duly Issued. Upon the issuance of the Securities at the Closing, the Securities will be duly and validly issued, fully paid and nonassessable, and will not be subject to any restrictions on transfer other than those arising under applicable federal and state securities laws.

     e. Present Compliance with Obligations and Laws. Neither the Company nor any of its subsidiaries are: (i) in violation of their respective Organizational Documents; (ii) in default in the performance of any obligation, agreement or condition of any debt instrument which (with or without the passage of time or the giving of notice) affords to any person the right to accelerate any indebtedness or terminate any right; (iii) in default of or in breach of (with or without the passage of time or the giving of notice) any other contract to which it is a party or by which it or its assets are bound; or (iv) in violation of any Court Order or Governmental Authorization that is held by the Company or its subsidiaries or is applicable to any of the Company or its subsidiaries or their respective businesses or assets. Except as set forth on Section 12(e) of the Schedule of Exceptions, the Company and its subsidiaries have conducted and are now conducting their businesses and the ownership and operation of their assets in compliance with all applicable Laws, except where the failure to be in such compliance would not have a Material Adverse Effect.

     f. No Conflict of Transaction With Obligations and Laws. Except as set forth on Schedule 12(f) of the Schedule of Exceptions, neither the execution, delivery and performance of this Agreement or any Ancillary Agreement, nor the performance of the transactions contemplated hereby or thereby, will: (a) conflict with or constitute a breach or violation of any provision of the Organizational Documents of the Company or any of its subsidiaries; (b) require any Governmental Authorization, (c) require any consent of any parties to loans, contracts, leases, licenses and other agreements to which the Company is a party; (d) constitute (with or without the passage of time or the giving of notice) a breach of, or default under, any debt instrument to which the Company or any of its subsidiaries is a party, or give any person the right to accelerate any indebtedness or terminate, modify or cancel any right; (e) constitute (with or without the passage of time or giving of notice) a default under or breach of any other agreement, instrument or obligation to which the Company or any of its subsidiaries is a party or by which it or its assets are bound; (f) result in the creation of any encumbrance upon any capital stock or any of the assets of the Company or its subsidiaries; (g) conflict with or result in a violation of any Court Order or Law, or give to any other person, the right to exercise any remedy or obtain any relief under any Court Order or Law, to which the Company or any of its subsidiaries is subject or by which the properties or assets of the Company or any of its subsidiaries are bound, or (h) result in a violation of any of the terms or requirements of, or give any Governmental Authority the right to revoke, suspend or otherwise modify, any Government Authorization.

     g. SEC Reports. The financial statements of the Company and the related notes contained in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 present fairly the financial position of the Company as of the dates indicated therein and the results of its operations and cash flows for the periods therein specified. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified and are true, correct and complete in all respects.

     h. Contracts and Commitments. Set forth on Section 12(h) of the Schedule of Exceptions is a list of all (i) contracts, mortgages, indentures, agreements, instruments and transactions to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries are bound which involve obligations of, or payments to, such company in excess of $100,000 in the aggregate; (ii) agreements between the Company or any of its subsidiaries and the Investor; (iii) agreements between the Company or any of its subsidiaries and any officer, director, consultant, stockholder, employee, affiliate or predecessor company; and (iv) contracts, agreements, arrangements or understandings which are material to the business of the Company or any of its subsidiaries (collectively referred to as the "Material Contracts"). Copies of all Material Contracts listed in Section 12(h) of the Schedule of Exceptions have previously been made available to the Investor. All of the Material Contracts are valid, binding and in full force and effect in all material respects, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of the creditors' rights and rules or laws concerning equitable remedies. Neither the Company nor any of its subsidiaries are in material default under any such contract. Except as set forth in Section 12(h) of the Schedule of Exceptions, with respect to each Material Contract, (a) the Company or its subsidiaries, as the case may be, has performed in all material respects all obligations required to be performed to date under such Material Contract; (b) to the best knowledge of the Company, no party to such Material Contract is in default, breach or arrears under the terms of such Material Contract; and (c) to the best knowledge of the Company, no condition exists or event has occurred that, with the giving of notice or lapse of time or both, would constitute a material default under such Material Contract.

     i. Litigation. Except as set forth in Section 12(i) of the Schedule of Exceptions, there is no action, suit, claim, proceeding, investigation or arbitration proceeding pending (or to the best knowledge of the Company, threatened in writing) against or otherwise involving the Company or any of its subsidiaries and there are no outstanding Court Orders to which the Company or any of its subsidiaries is a party or by which any of their respective assets are bound.

     j. ERISA and Employee Benefits. Except as set forth on Section 12(j) of the Schedule of Exceptions, neither the Company nor any of its subsidiaries has contributed to or participated in any employee benefit plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), other than medical benefit plans listed in Section 12(j) of the Schedule of Exceptions with respect to which the Company or its subsidiary, as the case may be, has made all required contributions. The Company and its subsidiary are in compliance with all laws and regulations applicable to such plans under ERISA, the violation of which, singly or in the aggregate, could have a Material Adverse Effect.

     k. Government Authorizations. The Company and each of its subsidiaries holds all Government Authorizations which are required to own their respective properties and assets and to permit the Company and its subsidiaries to conduct their respective businesses as presently conducted, except where the failure to hold such Governmental Authorization would not have a Material Adverse Effect. Set forth in Section 12(k) of the Schedule of Exceptions is a listing of all such Government Authorizations held by the Company and its subsidiaries. No consent, approval or authorization of (or designation, declaration of filing with) any Governmental Authority by the Company or any of its subsidiaries is required in connection with the valid execution and delivery of this Agreement, the Ancillary Agreements, or the offer or sale of the Common Securities or the Preferred Securities, or the consummation of any other transaction contemplated hereby or under the Ancillary Agreements, except for Required Approvals shown on Appendix 3.

     l. Related-Party Transactions. To the knowledge of the Company, except as disclosed in SEC Filings made by the Company or listed on Section 12(1) of the Schedule to Exceptions, no employee, officer, director or stockholder of the Company or any of its subsidiaries or member of his or her immediate family is directly or indirectly interested in any material contract with the Company or any of its subsidiaries.

13. Affirmative Covenants of the Company. The Company hereby covenants with the Investor that between the date of this Agreement and the Closing, except as the Investor shall otherwise consent, the Company will do the following:

     a. Conduct its business only in the ordinary course of business consistent with past practice and refrain from changing or introducing any method of management or operations except in the ordinary course of business and consistent with prior practices;

     b. Refrain from incurring any contingent liability as a guarantor or otherwise with respect to the obligations of others, and from incurring any other contingent or fixed obligations or liabilities except those that are usual and normal in the ordinary course of business;

c. Maintain its equipment and other assets in good working condition and repair according to the standards that it maintained to the date of this Agreement, subject only to ordinary wear and tear;

d. Refrain from making any change or incurring any obligation to make a change in its Organizational Documents or its authorized or issued capital stock;

e. Refrain from declaring, setting aside or paying any dividend or making any other distribution in respect of capital stock, or making any direct or indirect redemption, purchase or other acquisition of its capital stock;

f. Refrain from merging, consolidating or reorganizing with, or acquiring, any entity;

g. Use its best efforts to keep intact its business organization, to keep available its present officers, agents and employees and to preserve the goodwill of all suppliers, customers and others having business relations with it;

h. Maintain true, correct and complete books of accounts and records relating to its business;

i. Comply in all respects with all Laws applicable to the conduct of its business or its properties or assets;

j. Promptly upon its knowledge thereof, advise the Investor in writing of the termination or resignation of any key employee and the circumstances therefore;

k. Pay all taxes, assessments, governmental charges or levies imposed upon it or its income, profits or assets, or otherwise required to be paid by it, nor fail to pay when due any liability or charge that if, unpaid, might become an Encumbrance upon any such Company's assets; and

l. Promptly upon its knowledge thereof, advise the Investor in writing of (i) any event, condition or circumstance occurring from the date hereof until the Closing that would constitute a violation or breach of any representation, warranty, covenant, agreement or provision contained in this Agreement (provided, however, that such disclosure shall not be deemed to cure any violation or breach of any such representation, warranty, covenant, agreement or provision), or (ii) any event, occurrence, transaction or other item that would have been or required to have been disclosed on any Schedule, delivered hereunder, had such event, occurrence, transaction or item existed on the date hereof, and use its commercially reasonable efforts to prevent or promptly remedy the same.

m. The Company will not, directly or indirectly, through any officer, director, affiliate, agent or otherwise, solicit, initiate or encourage submission of any proposal or offer from any person or entity relating to the acquisition or merger of the Company or any of its securities or assets or participate in any discussions or negotiations regarding, furnish to any other person any information with respect to, or otherwise cooperate in any way with, or assist or participate in, or facilitate or encourage any effort or attempt by any other person or entity to do or seek, any of the foregoing.

14. Consummation of Agreement. The Company and the Investor shall each use their best efforts to perform and fulfill all conditions and obligations on their respective parts to be performed and fulfilled under this Agreement, to the end that the transaction contemplated by this Agreement shall be fully carried out. To this end, each of the Company and the Investor will use best efforts to obtain all Required Approvals.

15. Survival of Representations and Warranties. All of the representations and warranties of the Company and the Investor contained in Sections 12 and 11, respectively, of this Agreement shall survive from the date of this Agreement until the Conversion.

16. Restrictions on Sale. In consideration of the acceptance of this subscription, the Investor agrees that the Securities will not be offered for sale, sold or transferred by the Investor other than pursuant to (i) an effective registration under the Securities Act, an exemption available under the Securities Act or a transaction that is otherwise in compliance with the Securities Act; and (ii) an effective registration under the securities law of any state or other jurisdiction applicable to the transaction, an exemption available under such laws, or a transaction that is otherwise in compliance with such laws.

17. No Review. The Investor understands that no U.S. federal or state agency has passed upon the offering of the Securities or has made any finding or determination as to the fairness of any investment in the Securities.

18. Confidentiality. The Investor agrees not to disclose or use any information provided to the Investor by the Company or any of its agents in connection with the offering of the Securities, except for the purpose of evaluating an investment in the Securities.

19. Indemnification.

    a. Indemnification by Investor. The Investor agrees to indemnify and hold harmless the Company and its officers, directors, partners, employees, agents, and affiliates against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Investor to comply with any covenant or agreement made by the Investor herein or in any other document furnished by the Investor to the Company to the Investor in connection with this transaction.

    b. Indemnification by Company. The Company agrees to indemnify and hold harmless the Investor against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the

          Company to comply with any covenant or agreement made by the Company herein or in any other document furnished by the Company to the Investor in connection with this transaction.

     20. Definitions. In addition to the terms defined throughout this Agreement, the following terms shall have the indicated respective meanings:

          "Court Order" shall mean a court order, judgment, administrative or judicial order, writ, decree, stipulation, arbitration award or injunction.

          "Encumbrance" shall mean any lien, option (including right of first refusal or first offer), encumbrance, charge, restriction, mortgage, pledge, security interest, title exception, restriction, claim or charge of any kind or character.

          "Force Majeure" shall mean failure of any party to perform its obligations under this Agreement due to fire, flood, strikes or other industrial disturbances, accidents, war, acts of terrorism, riot, insurrection or other causes beyond the reasonable control of the such party.

          "Governmental Authority" shall mean any governmental body, whether national, state, regional, local, or any subdivision or agency of any of the foregoing.

          "Governmental Authorization" shall mean any license, permit, order, franchise agreement, concession, grant, authorization, consent or approval from a Governmental Authority.

          "Law" shall include any statute, law, ordinance, rule or regulation of a Governmental Authority.

          "Material Adverse Effect" shall mean an event which causes a material adverse change in the condition, financial or otherwise, business operations, properties, assets or liabilities of the Company except any material adverse change resulting from a Force Majeure.

          "NASDAQ" shall mean The Nasdaq Stock Market.

          "Organizational Documents" shall mean the Certificate of Incorporation of the Company as filed with the Secretary of State of the State of Delaware on the date of this Agreement, as the same may be amended from time to time.

          "SEC" shall mean the Securities and Exchange Commission.

          "Securities Act" shall mean the Securities Act of 1933.

     21. Publicity and Disclosures. Except as may be otherwise required for compliance with applicable stock exchange rules or securities laws, neither the Investor nor the Company shall issue nor approve any news release or other public announcement concerning this Agreement (or any schedules or exhibits hereto) prior to the Closing without the prior written approval of the other.

     22. Irrevocability; Binding Effect. The Investor hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Investor, that, except as required by law, the Investor is not entitled to cancel, terminate, or revoke this Agreement or any agreements of the Investor hereunder, and that this Agreement and such other agreements shall survive the death or disability of the Investor and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Investor is more than one person, the obligations of the Investor hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and permitted assigns.

     23. Modification. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

     24. Notices. Any notice or other communication required or permitted to be given hereunder shall by in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set on the signature page hereof, or (b) if to the Investor, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 25). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

     25. Assignability. This Agreement and the rights and obligations hereunder are not transferable or assignable by any party without the prior written consent of the other party.

     26. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida as applied to residents of that state executing contracts wholly to be performed in that state.

     27. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by binding arbitration in Orlando, Florida in accordance with the rules of American Arbitration Association then in effect.

     28. NOTICE TO FLORIDA RESIDENTS. PURSUANT TO SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, A FLORIDA SUBSCRIBER HAS A RIGHT TO RESCIND THE SUBSCRIPTION BY GIVING NOTICE OF SUCH RESCISSION BY TELEPHONE, TELEGRAPH OR LETTER, WITHIN THREE DAYS AFTER THE CONSIDERATION HEREUNDER IS FIRST TENDERED TO THE COMPANY. IF THE NOTICE IS TENDERED ORALLY, A WRITTEN CONFIRMATION THAT IT HAS BEEN RECEIVED SHOULD BE REQUESTED. IT IS PRUDENT TO SEND NOTICE OF RESCISSION BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO INSURE THAT IT WAS RECEIVED. IF NOTICE IS NOT RECEIVED BY SUCH TIME, THE FOREGOING RIGHT OF RESCISSION SHALL BE NULL AND VOID.

          IN WITNESS WHEREOF, the parties hereto have executed, or caused to be executed by their authorized official, this Agreement, effective as of the date first above written.

                                 INTERNATIONAL ASSETS HOLDING CORPORATION


                                 By: /s/ Diego J. Veitia
                                         ---------------------------------------
                                 Printed Name: Diego J. Veitia
                                               ---------------------------------
                                 Title: Chairman of the Board
                                        ----------------------------------------
                                 Address:_______________________________________

                                 _______________________________________________

                                 INVESTOR:

                                 /s/ John Radziwill
                                 -----------------------------------------------
                                 John Radziwill

                                 Address:_____________________________

                                 _____________________________________

                        APPENDIX 1 - ACCREDITED INVESTOR

     An "Accredited Investor" within the meaning of Regulation D under the Securities Act of 1933 (the "Act") includes the following:

     Organizations

          (1) A bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

          (2) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

          (3) A trust (i) with total assets in excess of $5,000,000, (ii) not formed for the specific purpose of acquiring the Securities, (iii) whose purchase is directed by a person who, either alone or with his/her purchaser representative, has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of the proposed investment.

          (4) A corporation, business trust, partnership, or an organization described in section 501(c)(3) of the Internal Revenue Code, which was not formed for the specific purpose of acquiring the Securities, and which has total assets in excess of $5,000,000.

          (5) Any entity in which all of the equity owners are "accredited investors".

     Individuals

          (6) Individuals with income from all sources for each of the last two full calendar years whose reasonably expected income for this calendar year exceeds either of:

               (i)   $200,000 individual income; or
               (ii)  $300,000 joint income with spouse.

     NOTE:     Your "income" for a particular year may be calculated by adding to your adjusted gross income as calculated for Federal income tax purposes any deduction for long term capital gains, any deduction for depletion allowance, any exclusion for tax exempt interest and any losses of a partnership allocated to you as a partner.

          (7) Individuals with net worth as of the date hereof (individually or jointly with your spouse), including the value of home, furnishings, and automobiles, in excess of $1,000,000.

          (8)  Directors, executive officers or general partners of the Issuer.

                          APPENDIX 2 - DIRECTORS SLATE

     Diego Veitia                            Scott Branch
     Edward Cofrancesco                      Sean O'Connor
     Dr. Robert A. Miller                    [nominee of John Radziwill]

                       APPENDIX 3 - THIRD PARTY APPROVALS

     Written confirmation from NASDAQ.

                                   EXHIBIT "A"

                            TERMS OF PREFERRED STOCK

     EXHIBIT A

                    INTERNATIONAL ASSETS HOLDING CORPORATION

                           CERTIFICATE OF DESIGNATION
                                       OF
                            SERIES A PREFERRED STOCK

               The undersigned, Diego J. Veitia, certifies that he is the Chairman of the Board of INTERNATIONAL ASSETS HOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company"), and hereby further certifies as follows:

     A. Under the Certificate of Incorporation of the Company, the Company is authorized to issue 5,000,000 shares, of preferred stock, par value $.01 per share (the "Preferred Stock").

     B. Pursuant to the provisions of the Certificate of Incorporation of the Company, the Board of Directors has adopted the following resolution creating a series of Preferred Stock designated as "Series A Preferred Stock":

                    RESOLVED, that pursuant to the authority vested in the Board of Directors of the corporation in accordance with the provisions of the Certificate of Incorporation, a series of preferred stock, par value $.01 per share, of the corporation be and hereby are created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

               1.   DIVIDEND RIGHTS.

                    (a) Participating Dividends. Holders of Series A Preferred shall be entitled to receive, when and as declared by the Board of Directors, any dividends payable to the holders of the Common Stock on the basis that the Series A Preferred have been converted into Common Stock as of the record date of such dividend pursuant to the provisions of Section 4.

               2.   VOTING RIGHTS.

                    (a) No General Rights. Except as otherwise provided herein or as required by law, the Series A Preferred shall not be entitled to any voting rights.

                    (b) Separate Vote of Series A Preferred. For so long as any share of Series A Preferred remain outstanding, in addition to any other vote or consent required herein or by law, the vote or written consent of the holders of more than fifty percent (50%) of the then outstanding Series A Preferred shall be necessary for effecting or validating the following actions:

                         (i) Any amendment, alteration, waiver or repeal of any provision of the Certificate of Incorporation or the Bylaws of the Company (including any filing of a Certificate of Designation); or

                         (ii) Any increase or decrease (other than by redemption or conversion) in the authorized number of shares of Series A Preferred; or

                         (iii) Any issuance of any stock or any other securities convertible into equity securities of the Company, other than the issuance of common stock, par value $.01 per share (the "Common Stock"), upon the conversion of the Series A Preferred or the issuance of Common Stock upon the conversion of any convertible security outstanding as of October __, 2002; or

                         (iv) Any redemption or repurchase of shares of any stock or other equity security of the Company; or

                         (v) Any agreement by the Company or its stockholders regarding an Asset Transfer or Acquisition (each as defined in Section 3(c)); or

                         (vi) Any action that results in the payment or declaration of a dividend on any shares of Common Stock or Preferred Stock.

               3.   LIQUIDATION RIGHTS.

                    (a) Liquidation Preference. Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any other class of stock (a "Junior Stock"), the holders of Series A Preferred shall be entitled to be paid out of the assets of the Company an amount per share of Series A Preferred equal to the price paid for each share of Series A Preferred (the "Original Issue Price") (as adjusted for any stock dividends, combinations, splits, recapitalization and the like with respect to such shares) for each share of Series A Preferred held by them (the "Liquidation Preference").

                    (b) Deemed Liquidations. The following events shall be considered a liquidation under this Section 3:

                         (i) Any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company's voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company's voting power is transferred (an "Acquisition"); or

                         (ii) A sale, lease or other disposition of all or substantially all of the assets of the Company (an "Asset Transfer"); or

                    (c) Pro Rata Distribution. If, upon any liquidation, distribution, or winding up, the assets of the Company shall be insufficient to make payment in full to all holders of Series A Preferred of the Liquidation Preference set forth in Section 3(a), then such assets shall be distributed among the holders of Series A Preferred at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

               4.   CONVERSION.

          The Series A Preferred shall be converted into shares of Common Stock on the following terms:

                    (a) Automatic Conversion. Subject to and in compliance with the provisions of this Section 4, upon the approval by the shareholders of the Company of the conversion provided for in this Section 4, the shares of Series A Preferred will be automatically converted into fully-paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series A Preferred shall be entitled upon conversion shall be the product obtained by multiplying the "Series A Preferred Conversion Rate" then in effect (determined as provided in Section 4(b)) by the number of shares of Series A Preferred being converted.

                    (b) Series A Preferred Conversion Rate. The conversion rate in effect at any time for conversion of the Series A Preferred (the "Series A Preferred Conversion Rate") shall be the quotient obtained by dividing the Liquidation Preference of the Series A Preferred by the "Series A Preferred Conversion Price," calculated as provided in Section 4(c).

                    (c) Series A Preferred Conversion Price. The conversion price for the Series A Preferred (the "Series A Preferred Conversion Price") shall initially be the Original Issue Price of the Series A Preferred. Such initial Series A Preferred Conversion Price shall be adjusted from time to time in accordance with this Section 4. All references to the Series A Preferred Conversion Price herein shall mean the Series A Preferred Conversion Price as so adjusted.

                    (d) Mechanics of Conversion. Upon the conversion of the Series A Preferred pursuant to this Section 4, the holder of the Series A Preferred shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or any transfer agent for the Series A Preferred. Thereupon, the Company shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled. Such conversion shall be deemed to have been made at the close of business on the date on which the Series A Preferred are converted pursuant to Section 4(a), and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock as of the close of business on such date.

                    (e) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date that the first share of Series A Preferred is issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock without a corresponding subdivision of the Preferred Stock, the Series A Preferred Conversion Price in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Preferred Stock, the Series A Preferred Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 4(e) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                    (f) Adjustment for Common Stock Dividends and Distributions. If the Company at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the Series A Preferred Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Series A Preferred Conversion Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Preferred Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Preferred Conversion Price shall be adjusted pursuant to this Section 4(f) to reflect the actual payment of such dividend or distribution.

                    (g) Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series A Preferred is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an Acquisition or Asset Transfer as defined in Section 3(b) or a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4), in any such event each holder of Series A Preferred shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series A

     Preferred could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

                    (h) Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Common Stock (other than an Acquisition or Asset Transfer as defined in Section 3(b) or a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 4), as a part of such capital reorganization, provision shall be made so that the holders of the Series A Preferred shall thereafter be entitled to receive upon conversion of the Series A Preferred the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this
     Section 4 with respect to the rights of the holders of Series A Preferred after the capital reorganization to the end that the provisions of this
     Section 4 (including adjustment of the Series A Preferred Conversion Price then in effect and the number of shares issuable upon conversion of the Series A Preferred) shall be applicable after that event and be as nearly equivalent as practicable.

                    (i) Notices of Record Date. Upon (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Acquisition (as defined in Section 3(b)) or other capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other corporation, or any Asset Transfer (as defined in Section 3(b)), or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to each holder of Series A Preferred at least twenty (20) days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up.

                    (j) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Company shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Common Stock's fair market value (as determined by the Board of Directors) on the date of conversion.

                    (k) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                    (l) Payment of Taxes. The Company will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series A Preferred, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred so converted were registered.

                    (m) No Dilution or Impairment. Without the consent of the holders of then outstanding Series A Preferred as required under Section 2(b), the Company shall not amend its Amended and Restated Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or take any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred against dilution or other impairment.

          5.   NO REISSUANCE OF SERIES A PREFERRED.

          No share or shares of Series A Preferred acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued.

C. This Certificate of Designation has been duly adopted in accordance with the provisions of Sections 151 of the General Corporation Law of the State of Delaware by the Board of Directors of the Company.

          IN WITNESS WHEREOF, International Assets Holding Corporation has caused this Certificate of Designation be signed by its Chairman of the Board, on this 22 day of October, 2002.

      INTERNATIONAL ASSETS HOLDING CORPORATION

                                     By:  /s/ Diego J. Veitia,
                                     ------------------------
                                     Diego J. Veitia,
                                     ---------------
                                     Chairman of the Board

     EXHIBIT VI

                               FIRST AMENDMENT TO
                          SHARE SUBSCRIPTION AGREEMENT

     THIS FIRST AMENDMENT TO SHARE SUBSCRIPTION AGREEMENT ("Amendment") is made and entered into as of the 6th day of December, 2002, by and between INTERNATIONAL ASSETS HOLDING CORPORATION, a Delaware corporation (the "Company"), and JOHN RADZIWILL (the "Investor").

                                 R E C I T A L S

     A. The Company and the Investor entered into a Share Subscription Agreement (the "Agreement") dated as of October 22, 2002 whereby the Investor subscribed to purchase 117,581 shares of common stock and 452,272 shares of preferred stock of the Company.

     B. The parties wish to amend the Agreement to provide that the Investor shall purchase an additional 117,581 shares of preferred stock of the Company (the "Additional Preferred Shares") in lieu of the like number of shares of common stock referenced in the Agreement.

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth hereinafter, the Company and the Investor agree as follows:

     1. Recitals; Definitions. All of the above recitals are true and correct. Any terms used but not defined in this Amendment shall have the definitions assigned such terms in the Agreement.

     2. Amendment to Agreement. Subject to the terms and conditions of the Agreement, as hereby amended, the Company offers to the Investor and the Investor hereby subscribes to purchase 569,853 shares of preferred stock, $.01 par value of the Company, each at a fixed price of $1.70 per share in lieu of the purchase of 452,272 shares of preferred stock and 117,581 shares of common stock referenced in Section 3 of the Agreement. Any and all references to the "Common Securities" in the Agreement shall be deemed to refer to the Additional Preferred Shares, and all references to "Securities" in the Agreement shall be deemed to refer to the Preferred Securities and Additional Preferred Securities. Each of the Preferred Securities and the Additional Preferred Shares shall be subject to the provisions applicable to the Preferred Securities and to the Securities in the Agreement including, without limitation, the Redemption Right and Repurchase Right set forth in Section 9 of the Agreement and the provisions regarding convertibility.

     3. Ratification - No Other Amendment. The Company and the Investor hereby restate, ratify and confirm as accurate all representations and warranties set forth in the Agreement. Except as modified or amended herein, no other term, covenant or condition of the Agreement shall be considered modified or amended.

          IN WITNESS WHEREOF, the parties hereto have executed, or caused to be executed by their authorized official, this Amendment, effective as of the date first above written.

                                                INTERNATIONAL ASSETS HOLDING
                                                CORPORATION

                                                By: /s/ Diego J. Veitia
                                                   --------------------
                                                Printed Name: Diego J. Veitia
                                                              ---------------
                                                Title: Chairman
                                                       --------

                                                INVESTOR:

                                                /s/ John Radziwill
                                                ------------------
                                                JOHN RADZIWILL

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    EXHIBIT VII

    International Assets Holding Corporation
    Audit Committee Charter

    The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of International Assets Holding Corporation ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

    COMPOSITION

    The Committee will be comprised of two or more directors as determined by the Board. The majority of the members of the Committee will meet the independence requirements of the NASDAQ stock market. Independent directors will be free of any relationship that would interfere with the exercise of his or her independent judgment. The members of the Committee will be elected annually at the first organizational meeting of the Board held after the annual shareholders meeting. One of the members of the Committee will be elected Committee Chair by the Board.

    RESPONSIBILITY

    The Committee is a part of the Board. It's primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal audit, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will maintain minutes and make regular reports to the Board concerning its activities.

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, or to assure compliance with laws and regulations and the Company's business conduct guidelines.

    AUTHORITY

    Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals, at Company expense, to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

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    MEETINGS

    The Committee is to meet at least two times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the chief financial officer, independent accountants and internal audit at least once each year and at other times when considered appropriate.

    ATTENDANCE

    Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants and internal audit be present at Committee meetings.

    SPECIFIC DUTIES

    In carrying out its oversight responsibilities, the Committee will:

    Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NASDAQ Audit Committee Requirements.

    Discuss with the Company's management, internal audit and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

    Discuss with the Company's management, internal audit and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

    Review the scope of internal audit's work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.

    Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

    Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as

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

    contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

    Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair of any matters identified during their review of the Company's interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-QSB.

    At the completion of the annual audit, review with management, internal audit and the independent accountants the following:

    -- The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-KSB.

    -- Results of the audit of the financial statements and the related report thereon.

    -- Any changes, or changes in the application of significant accounting principals used by the Company in preparing the financial statements.

    -- Significant changes to the annual external audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

    -- Other communications required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication from the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

    If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-KSB.

    After preparation by management and review by internal audit and independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

    Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

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    Meet with management, internal audit and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as `material' or `serious'. Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

    Recommend to the Board the selection, retention or termination of the Company's independent accountants.

    Review the appointment and replacement of the senior internal audit executive.

    Review with management, internal audit and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

    Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

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EXHIBIT VIII

                              EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of the 22 day of October, 2002 (the "Effective Date"), by and between INTERNATIONAL ASSETS HOLDING CORPORATION, a Delaware corporation (the "Company"), and SEAN M. O'CONNOR (the "Executive").

                                 R E C I T A L S

    A. The Company, directly or through its subsidiaries, operates a financial services company, including a market making and proprietary trading firm specializing in global securities.

    B. The Executive shall be, pursuant to the terms of this Agreement, the Chief Executive Officer of the Company, and may hold such offices in its subsidiaries as may be appropriate for the conduct of its business.

    C. The Company is a publicly held entity, having previously offered shares of the Company's common stock pursuant to a registration statement, and continues to file reports as to the Company's business.

    D. The Board of Directors of the Company (the "Board") considers it essential to the best interests of the Company that the Executive commence employment with the Company.

    E. In order to induce the Executive to accept employment with the Company, the Company desires to enter into this Agreement with the Executive, and to be bound by it.

    F. The Executive, desiring to accept employment by the Company, agrees to be bound by the covenants herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth hereinafter, the Company and the Executive agree as follows:

1.       Recitals. All of the above recitals are true and correct.

2. Term. The term of this Agreement shall be for a period of three years commencing on the Effective Date, subject, however, to prior termination as herein provided. Thereafter, this Agreement shall automatically renew for one additional year unless either party shall have given written notice to the other of its intent not to renew the Agreement no less than 90 days prior to the end of the initial three year term of this Agreement and may be further extended by the mutual written agreement of the Company and the Executive on a yearly basis.

3. Duties. During the period of employment (except as otherwise agreed by the Executive), the Executive will be employed as the Chief Executive Officer of the Company and shall have powers and duties as may from time to time be delegated to the Executive by the Chief Executive

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Officer or the Board. The Executive shall report to the Board. The Executive shall devote substantially all of the Executive's business time to the affairs of the Company.

4. Indemnification. The Company agrees to defend, indemnify and hold harmless the Executive for acts in his capacity as Executive to the fullest extent permitted by Delaware corporate law at the present time (or as such right of indemnity may be increased in the future). The Company agrees to reimburse the Executive on a monthly basis for any cost of defending any action or investigation (including reasonable attorneys' fees and expenses) subject to an undertaking from the Executive to repay the Company if the Executive is determined not to be entitled to such indemnity by a Court of competent jurisdiction.

5.   Compensation and Related Matters.

     (a) Basic Salary. As a compensation for the duties to be performed by the Executive hereunder, the Company will pay the Executive a base salary at an annual rate of $175,000 per year through the first anniversary of the Effective Date, and such annual salary shall thereafter during the three year term hereof increase effective as of the first day of each succeeding 12-month period by the greater of (i) the change in the consumer price index during the preceding 12-month period, or (ii) such other amount as the Board in its discretion determines to be appropriate. The Executive's base salary shall be payable in accordance with the customary payroll practices of the company as in effect from time to time during the period of employment.

     (b)  Bonus Plan.

          (i) In addition to the base salary, the Executive shall be entitled to additional compensation in an amount determined by the Board taking into account the consolidated pre-tax earnings of the Company (including its subsidiaries) for each fiscal year that ends during the initial three year term hereof.

          (ii) For purposes of this Section 5(b), the "consolidated pre-tax earnings of the Company" shall be determined by the independent public accountants then regularly servicing the Company, in accordance with generally accepted accounting principles, consistently applied, based on the audited consolidated financial statements of the Company for such fiscal year, which determination shall be binding on the parties hereto.

          (iii) Additional compensation authorized by the Board shall be paid within sixty days after the later of: (A) the date on which the Company's independent accountants delivers its final report on the audited consolidated financial statements of the Company for the relevant fiscal year, or (B) the next December 31 following the end of such fiscal year.

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

          (c)     Stock Options.

                  (i) The Executive shall be eligible to participate in a new Stock Option Plan (the "Plan") to be established by the Company subject to stockholder approval at the next convened annual general meeting of the Company's stockholders. In the event the Plan is approved by the stockholders, the Executive shall receive grants of options thereunder as provided in subsection 5(c)(ii) hereof and at such other times as consideration shall be given by the Board or such committee to the grants of stock options generally to senior executive officers of the Company. If the Plan shall not be approved by the stockholders or if the Plan is approved by the stockholders but shall subsequently be terminated or if no options remain available for grant thereunder, the Executive shall be entitled to participate in such other incentive program as the Company may substitute for the Plan for its senior executive officers.

                  (ii) Subject to approval of the Plan by the stockholders and in connection with the employment of the Executive by the Company, the Company will issue to the Executive 275,000 stock options at an exercise price of $2.50 per share, pursuant to the terms and conditions of the Plan and a Stock Option Agreement to be executed between the Company and the Executive following approval of the Plan (the "Stock Option Agreement"). The stock options will have a term of 10 years. The stock options will have a three year vesting schedule with one-third of such options becoming exercisable at the end each of the first, second and third years of the Stock Option Agreement and will become fully vested and non-forfeitable in the event of a change of control of the Company. In the event of any termination of Executive's employment with the Company pursuant to this Agreement: (i) any non-vested options shall be cancelled and shall be of no further force or affect; and (ii) any vested options shall be cancelled and shall be of no further force or affect if not exercised by Executive within ninety (90) days of any termination of Executive's employment with the Company.

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

         (d) Additional Compensation. The Company may award additional bonuses to the Executive from time to time in amounts as determined by the Board or a committee of the Board, and such compensation shall be payable in the manner and at the time or times directed by the Board or its committee.

         (e) Reimbursement of Expenses. During the term of this Agreement, the Company shall promptly pay or reimburse the Executive for all reasonable business expenses actually incurred or paid by the Executive in the performance of his services hereunder, all in accordance with the policies and procedures of the Company for the reimbursement of business expenses of its senior executive officers, provided that the Executive properly accounts therefor in accordance with Company policy.

         (f) Benefits. The Company shall, at its sole cost, and expense, provide life insurance, medical insurance, disability insurance, retirement and other benefits comparable to those provided by comparable companies to their senior executive officers.

6. Vacation, Days Off. The Executive may take a maximum of 4 weeks vacation per year, at times to be determined in the manner most convenient for the business of the Company. In addition, the Executive may take time off at such times as may be determined by the Board to attend such meetings and postgraduate courses as may comply with regulatory and licensing requirements of the businesses conducted by the Company, or which otherwise directly advance the interests of the Company. The Company may, in its discretion, reimburse the Executive for some or all of the expenses incurred to register for or attend such training courses.

7.       Termination Provisions

         (a)      Termination

                  (i) The Executive's employment hereunder shall automatically terminate (A) upon and by the failure of Executive to purchase Securities pursuant to the terms and conditions of the Share Subscription Agreement between the Company and Executive of even date herewith (the "Subscription Agreement"); (B) upon any termination of the Subscription Agreement (C) upon the Executive's death or Disability (as hereinafter defined); (D) upon written notice by the Company for "Cause" (as hereinafter defined); or (E) upon 30 days written notice by either party.

                  (ii) For purposes of this Agreement, "Disability" shall have the same meaning as that term has under a disability policy maintained for the Executive by the Company. If no such policy exists, or if payment of benefits under the policy is not conditioned on meeting such a definition, then "Disability" shall mean that the Executive is unable to perform his duties hereunder on a full-time basis for three consecutive months after reasonable accommodation by the Company.

                  (iii) For purposes of this Agreement, the Company shall have "Cause" to terminate the Executive's employment hereunder upon (A) the willful failure by the Executive to substantially perform the Executive's duties (other than any such failure resulting by the Executive's Disability) and continuance of such failure for more than 30 days after the Company notifies the Executive in writing of the Executive's failure to perform; (B) the engaging by the Executive in willful misconduct which is injurious to the Company; (C) the conviction of the Executive in a court of proper jurisdiction of a crime which constitutes a felony in respect of

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    the conduct of the business of the Company; or (D) a finding by the National
    Association of Securities Dealers, Inc. (the "NASD"), another self-regulatory body of competent jurisdiction (the "SRO"), or U.S. Securities and Exchange Commission (the "SEC') that the Executive personally violated its rules or regulations, and such finding or penalty therefor restricts the Executive's ability to perform his obligations under this Agreement. Notwithstanding the foregoing, the Executive shall not be deemed to have personally violated roles or regulations of the NASD, an SRO, or the SEC, if a finding or penalty imposed is based upon a finding that the Executive did not adequately supervise such employee, but was not otherwise a party to the acts constituting the misconduct by such other person. Further, the Executive shall not be deemed to have been terminated for Cause unless and until there has been delivered to the Executive notice that a resolution has been duly adopted by the Board which finds that the Company has "Cause" to terminate the Executive as contemplated in this Section 7(a), provided, that the Executive is terminated for Cause upon conviction of a felony as identified in clause (C) above, and upon the revocation of any license required under applicable law for the conduct of the business of the Company by the Executive.

         (b) Compensation Upon Termination. In the event the Executive's employment hereunder terminates pursuant to Section 7(a)(i)(A) or 7(a)(i)(B) hereof, no additional compensation shall be payable to the Executive following the date of termination of employment. If either (i) the Company shall terminate the employment of the Executive for Cause pursuant to the provisions of Section 7(a)(i)(C) hereof, or (ii) the Executive shall resign (other than as a result of the violation of this Agreement by the Company), then the Company shall pay the Executive 100% of the compensation set forth in Section 5 hereof for 30 days following the date of the termination of employment. If the Company shall terminate the employment of the Executive without Cause or the Executive resigns as a result of a breach by the Company of its obligations to the Executive, whether set forth herein or otherwise, then the Company shall pay the Executive 100% of the compensation set forth in Section 5 hereof for the remaining term of this Agreement, or six full months, whichever period shall be greater.

8.       Nondisclosure and Noncompetition.

During the period of employment hereunder and for a period of one year after termination of this Agreement (for whatever reason), the Executive shall not, without the written consent of the Board or a person authorized thereby, disclose to any person or appropriate for his own use, information, knowledge or data which is not theretofore publicly known and in the public domain that is obtained by the Executive while in the employ of the Company (which for purposes of this Section 8 shall include the Company or any of its subsidiaries), respecting information about the Company, or of any products, systems, programs, procedures, manuals, guides, confidential reports and communications, improvements, designs or styles, customers, methods of distribution, sales, prices, profits, costs, contracts, suppliers, business prospects, business methods, techniques, research, trade secrets, or know-how of the Company, except as the Executive may, in good faith, reasonably believe to be for the Company's benefit. The Executive acknowledges that all information about the Company's trading department customers, clients, prospects and pricing models constitutes trade secrets under Section 688.002(4) of the Florida Statutes. Notwithstanding the foregoing, following the termination of employment hereunder, the Executive may disclose any information, knowledge or data of the type described to the extent required by law in connection with any judicial or administrative proceeding or inquiry.

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In addition to the foregoing and in the interest of protecting the Company's trade secrets, during the term of this Agreement and for a period of one year after termination of this Agreement for any reason, the Executive shall not, without the written consent of the Board or a person authorized thereby, directly or indirectly, do any business with respect to, or solicit any business similar to the business of the Company from, any of the Company's customers, clients, or accounts without the consent of the Company; provided, that this prohibition shall not limit the authority of the Executive (or the Executive's new employer) to solicit business from any client or customer of the Company that is already a customer or client of that new employer thirty days prior to the last day the Executive is employed by the Company. In addition, Executive shall not directly, or through any company of which Executive is an officer, employee, or more than 5% owner, hire any employee of the Company, or attempt to solicit any employee of, or independent contractor used by, the Company to leave the service of the Company.

Executive agrees that the restrictions of this Section 8 are reasonable as to time, area, subject matter and otherwise due to the confidential nature of the information and trade secrets of the Company, and the unique role and substantial compensation of the Executive. The covenants contained in this
Section 8 shall survive the termination of the Executive's employment pursuant to this Agreement provided, however, that in the event this Agreement terminates prior to the Conversion, as such term is defined in the Share Purchase Agreement of even date herewith between the Executive and the Company, the noncompetition provisions in this Section 8 shall not extend to the fixed income business engaged in by the Executive prior to the date of this Agreement. The foregoing provisions of this Section 8 shall be binding upon the Executive's heirs, successors and legal representative. The Executive acknowledges and confirms that the Company shall be entitled to specific performance or injunctive relief without proof of monetary damages and without further proof of irreparable injury in an action instituted in any court of competent jurisdiction, or a proceeding before the NASD.

9. Other Directorships. The Company acknowledges and understands that the Executive may be offered the opportunity to sit on the board of directors of other public and private companies. The Executive agrees that he will not serve on the board of directors of any company in competition with the Company and its affiliates, and the Executive agrees that he will not accept any appointment to another Board without the prior written consent of the Company, which consent shall not be unreasonably withheld. The Company may determine that the Executive shall not serve as a director, officer, or in any other position with an entity that does not maintain liability insurance in an amount deemed to be adequate by the Company. The Company agrees that the Executive shall be entitled to any fees or salary received for his participation on the Boards of Directors of such companies.

10. Attorneys' Fees. In the event a proceeding is brought to enforce or interpret any part of this Agreement or the rights or obligations or any party to this Agreement, the prevailing party shall be entitled to recover as an element of such party's costs of suit, through all appeals, and not as damages, reasonable attorneys' fees and paralegal's fees to be fixed by the arbitrator(s) or court. The prevailing party shall be the party who is entitled to recover his costs of suit or proceeding whether or not the action proceeds to final judgment. A party not entitled to recover his costs shall not recover attorneys' fees.

11. Successors and Assigns. This Agreement and the benefits hereunder are personal to the Company and are not assignable or transferable by the Executive without the written consent of the Company. The services to be performed by the Executive hereunder may not be assigned by the Company, without the written consent of the Executive, to any person, firm, corporation or other

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entity, with the exception of a parent or subsidiary of the Company. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Company and the Executive and the Executive's heirs and legal representatives, and the Company's successors and permitted assigns.

12. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of Florida, without regard to the application of principles of conflict of laws.

13. Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified mail, return receipt requested, postage prepaid, to the parties to this Agreement shall specify by notice to the other:

If to the Company:                     International Assets Holding Corporation
                                       220 East Central Parkway
                                       Altamonte Springs, Florida 32701

With a copy to:                        Louis T. M. Conti, Esq.
                                       Holland & Knight LLP
                                       200 S. Orange Avenue, Suite 2600
                                       Orlando, Florida 32801

                                       Mr. Sean M. O'Connor
                                       ____________________________________

                                       ____________________________________

With a copy to:                        Alfred George Smith II, Esq.
                                       Shutts & Bowen
                                       201 S. Biscayne Blvd., Suite 1500
                                       Miami, Florida 33131-4328

All notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof.

14. Modification; Waiver. No provisions of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is approved by the Board or a person authorized thereby, and is agreed to in a writing signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at the time of any breach by the other party hereto of any condition or provision of this Agreement, or compliance therewith, by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time, or at any prior or subsequent time.

15. Complete Understanding. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement supercedes all prior agreements and understandings between the Company and the Executive concerning his employment by the Company as well as his compensation, including stock options, in connection therewith, except that the Executive acknowledges that certain confidentiality provisions contained have been subsumed and incorporated herein, and shall be deemed to continue from the inception of his employment by the Company.

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

16. Headings. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of this Agreement.

17. Severability. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and if any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted.

18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

19. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by binding arbitration in Orlando, Florida, in accordance with the rules of the American Arbitration Association then in effect.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.
                                       COMPANY:


                                       INTERNATIONAL ASSETS HOLDING CORPORATION, a Delaware corporation


                                       By: /s/ Diego J. Veitia
                                           -------------------
                                       Name:  Diego J. Veitia
                                       Title: Chairman of the Board

                                       EXECUTIVE:


                                       /s/ Sean M. O'Connor
                                       --------------------
                                       Sean M. O'Connor

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EXHIBIT IX

                              EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of the 22 day of October, 2002 (the "Effective Date"), by and between INTERNATIONAL ASSETS HOLDING CORPORATION, a Delaware corporation (the "Company"), and SCOTT J. BRANCH (the "Executive").

                                 R E C I T A L S

    A. The Company, directly or through its subsidiaries, operates a financial services company, including a market making and proprietary trading firm specializing in global securities.

    B. The Executive shall be, pursuant to the terms of this Agreement, the President of the Company, and may hold such offices in its subsidiaries as may be appropriate for the conduct of its business.

    C. The Company is a publicly held entity, having previously offered shares of the Company's common stock pursuant to a registration statement, and continues to file reports as to the Company's business.

    D. The Board of Directors of the Company (the "Board") considers it essential to the best interests of the Company that the Executive commence employment with the Company.

    E. In order to induce the Executive to accept employment with the Company, the Company desires to enter into this Agreement with the Executive, and to be bound by it.

    F. The Executive, desiring to accept employment by the Company, agrees to be bound by the covenants herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth hereinafter, the Company and the Executive agree as follows:
1.       Recitals.  All of the above recitals are true and correct.

2. Term. The term of this Agreement shall be for a period of three years commencing on the Effective Date, subject, however, to prior termination as herein provided. Thereafter, this Agreement shall automatically renew for one additional year unless either party shall have given written notice to the other of its intent not to renew the Agreement no less than 90 days prior to the end of the initial three year term of this Agreement and may be further extended by the mutual written agreement of the Company and the Executive on a yearly basis.

3. Duties. During the period of employment (except as otherwise agreed by the Executive), the Executive will be employed as the President of the Company and shall have powers and duties as may from time to time be delegated to the Executive by the Chief Executive Officer or the

Board. The Executive shall report to Chief Executive Officer of the Company. The Executive shall devote substantially all of the Executive's business time to the affairs of the Company.

4. Indemnification. The Company agrees to defend, indemnify and hold harmless the Executive for acts in his capacity as Executive to the fullest extent permitted by Delaware corporate law at the present time (or as such right of indemnity may be increased in the future). The Company agrees to reimburse the Executive on a monthly basis for any cost of defending any action or investigation (including reasonable attorneys' fees and expenses) subject to an undertaking from the Executive to repay the Company if the Executive is determined not to be entitled to such indemnity by a Court of competent jurisdiction.

5.   Compensation and Related Matters.

     (a) Basic Salary. As a compensation for the duties to be performed by the Executive hereunder, the Company will pay the Executive a base salary at an annual rate of $175,000 per year through the first anniversary of the Effective Date, and such annual salary shall thereafter during the three year term hereof increase effective as of the first day of each succeeding 12-month period by the greater of (i) the change in the consumer price index during the preceding 12-month period, or (ii) such other amount as the Board in its discretion determines to be appropriate. The Executive's base salary shall be payable in accordance with the customary payroll practices of the company as in effect from time to time during the period of employment.

     (b)       Bonus Plan.

     (i) In addition to the base salary, the Executive shall be entitled to additional compensation in an amount determined by the Board taking into account the consolidated pre-tax earnings of the Company (including its subsidiaries) for each fiscal year that ends during the initial three year term hereof.

     (ii) For purposes of this Section 5(b), the "consolidated pre-tax earnings of the Company" shall be determined by the independent public accountants then regularly servicing the Company, in accordance with generally accepted accounting principles, consistently applied, based on the audited consolidated financial statements of the Company for such fiscal year, which determination shall be binding on the parties hereto.

     (iii) Additional compensation authorized by the Board shall be paid within sixty days after the later of: (A) the date on which the Company's independent accountants delivers its final report on the audited consolidated financial statements of the Company for the relevant fiscal year, or (B) the next December 31 following the end of such fiscal year.

           (c)    Stock Options.

                  (i) The Executive shall be eligible to participate in a new Stock Option Plan (the "Plan") to be established by the Company subject to stockholder approval at the next convened annual general meeting of the Company's stockholders. In the event the Plan is approved by the stockholders, the Executive shall receive grants of options thereunder as provided in subsection 5(c)(ii) hereof and at such other times as consideration shall be given by the Board or such committee to the grants of stock options generally to senior executive officers of the Company. If the Plan shall not be approved by the stockholders or if the Plan is approved by the stockholders but shall subsequently be terminated or if no options remain available for grant thereunder, the Executive shall be entitled to participate in such other incentive program as the Company may substitute for the Plan for its senior executive officers.

                  (ii) Subject to approval of the Plan by the stockholders and in connection with the employment of the Executive by the Company, the Company will issue to the Executive 275,000 stock options at an exercise price of $2.50 per share, pursuant to the terms and conditions of the Plan and a Stock Option Agreement to be executed between the Company and the Executive following approval of the Plan (the "Stock Option Agreement"). The stock options will have a term of 10 years. The stock options will have a three year vesting schedule with one-third of such options becoming exercisable at the end each of the first, second and third years of the Stock Option Agreement and will become fully vested and non-forfeitable in the event of a change of control of the Company. In the event of any termination of Executive's employment with the Company pursuant to this Agreement: (i) any non-vested options shall be cancelled and shall be of no further force or affect; and (ii) any vested options shall be cancelled and shall be of no further force or affect if not exercised by Executive within ninety (90) days of any termination of Executive's employment with the Company.

           (d) Additional Compensation. The Company may award additional bonuses to the Executive from time to time in amounts as determined by the Board or a committee of the Board, and such compensation shall be payable in the manner and at the time or times directed by the Board or its committee.

           (e) Reimbursement of Expenses. During the term of this Agreement, the Company shall promptly pay or reimburse the Executive for all reasonable business expenses actually incurred or paid by the Executive in the performance of his services hereunder, all in accordance with the policies and procedures of the Company for the reimbursement of business expenses of its senior executive officers, provided that the Executive properly accounts therefor in accordance with Company policy.

           (f) Benefits. The Company shall, at its sole cost, and expense, provide life insurance, medical insurance, disability insurance, retirement and other benefits comparable to those provided by comparable companies to their senior executive officers.

6. Vacation, Days Off. The Executive may take a maximum of 4 weeks vacation per year, at times to be determined in the manner most convenient for the business of the Company. In addition, the Executive may take time off at such times as may be determined by the Board to attend such meetings and postgraduate courses as may comply with regulatory and licensing requirements of the businesses conducted by the Company, or which otherwise directly advance the interests of the Company. The Company may, in its discretion, reimburse the Executive for some or all of the expenses incurred to register for or attend such training courses.

7.       Termination Provisions

         (a)      Termination

                  (i) The Executive's employment hereunder shall automatically terminate (A) upon and by the failure of Executive to purchase Securities pursuant to the terms and conditions of the Share Subscription Agreement between the Company and Executive of even date herewith (the "Subscription Agreement"); (B) upon any termination of the Subscription Agreement (C) upon the Executive's death or Disability (as hereinafter defined); (D) upon written notice by the Company for "Cause" (as hereinafter defined); or (E) upon 30 days written notice by either party.

                  (ii) For purposes of this Agreement, "Disability" shall have the same meaning as that term has under a disability policy maintained for the Executive by the Company. If no such policy exists, or if payment of benefits under the policy is not conditioned on meeting such a definition, then "Disability" shall mean that the Executive is unable to perform his duties hereunder on a full-time basis for three consecutive months after reasonable accommodation by the Company.

                  (iii) For purposes of this Agreement, the Company shall have "Cause" to terminate the Executive's employment hereunder upon (A) the willful failure by the Executive to substantially perform the Executive's duties (other than any such failure resulting by the Executive's Disability) and continuance of such failure for more than 30 days after the Company notifies the Executive in writing of the Executive's failure to perform; (B) the engaging by the Executive in willful misconduct which is injurious to the Company; (C) the conviction of the Executive in a court of proper jurisdiction of a crime which constitutes a felony in respect of the conduct of the business of the Company; or (D) a finding by the National Association of Securities Dealers, Inc. (the "NASD"), another self-regulatory body of competent jurisdiction (the "SRO"), or U.S. Securities and Exchange Commission (the "SEC') that the Executive personally violated its rules or regulations, and such finding or penalty therefor restricts the Executive's ability to perform his obligations under this Agreement. Notwithstanding the foregoing, the Executive shall not be deemed to have personally violated roles or regulations of the NASD, an SRO, or the SEC, if a finding or penalty imposed is based upon a finding that the Executive did not adequately supervise such employee, but was not otherwise a party to the acts constituting the misconduct by such other person. Further, the Executive shall not be deemed to have been terminated for Cause unless and until there has been delivered to the Executive notice that a resolution has been duly adopted by the Board which finds that the Company has "Cause" to terminate the Executive as contemplated in this Section 7(a), provided, that the Executive is terminated for Cause upon conviction of a felony as identified in clause (C) above, and upon the revocation of any license required under applicable law for the conduct of the business of the Company by the Executive.

         (b) Compensation Upon Termination. In the event the Executive's employment hereunder terminates pursuant to Section 7(a)(i)(A) or 7(a)(i)(B) hereof, no additional compensation shall be payable to the Executive following the date of termination of employment. If either (i) the Company shall terminate the employment of the Executive for Cause pursuant to the provisions of Section 7(a)(i)(C) hereof, or (ii) the Executive shall resign (other than as a result of the violation of this Agreement by the Company), then the Company shall pay the Executive

100% of the compensation set forth in Section 5 hereof for 30 days following the date of the termination of employment. If the Company shall terminate the employment of the Executive without Cause or the Executive resigns as a result of a breach by the Company of its obligations to the Executive, whether set forth herein or otherwise, then the Company shall pay the Executive 100% of the compensation set forth in Section 5 hereof for the remaining term of this Agreement, or six full months, whichever period shall be greater.

8.       Nondisclosure and Noncompetition.

During the period of employment hereunder and for a period of one year after termination of this Agreement (for whatever reason), the Executive shall not, without the written consent of the Board or a person authorized thereby, disclose to any person or appropriate for his own use, information, knowledge or data which is not theretofore publicly known and in the public domain that is obtained by the Executive while in the employ of the Company (which for purposes of this Section 8 shall include the Company or any of its subsidiaries), respecting information about the Company, or of any products, systems, programs, procedures, manuals, guides, confidential reports and communications, improvements, designs or styles, customers, methods of distribution, sales, prices, profits, costs, contracts, suppliers, business prospects, business methods, techniques, research, trade secrets, or know-how of the Company, except as the Executive may, in good faith, reasonably believe to be for the Company's benefit. The Executive acknowledges that all information about the Company's trading department customers, clients, prospects and pricing models constitutes trade secrets under Section 688.002(4) of the Florida Statutes. Notwithstanding the foregoing, following the termination of employment hereunder, the Executive may disclose any information, knowledge or data of the type described to the extent required by law in connection with any judicial or administrative proceeding or inquiry.

In addition to the foregoing and in the interest of protecting the Company's trade secrets, during the term of this Agreement and for a period of one year after termination of this Agreement for any reason, the Executive shall not, without the written consent of the Board or a person authorized thereby, directly or indirectly, do any business with respect to, or solicit any business similar to the business of the Company from, any of the Company's customers, clients, or accounts without the consent of the Company; provided, that this prohibition shall not limit the authority of the Executive (or the Executive's new employer) to solicit business from any client or customer of the Company that is already a customer or client of that new employer thirty days prior to the last day the Executive is employed by the Company. In addition, Executive shall not directly, or through any company of which Executive is an officer, employee, or more than 5% owner, hire any employee of the Company, or attempt to solicit any employee of, or independent contractor used by, the Company to leave the service of the Company.

Executive agrees that the restrictions of this Section 8 are reasonable as to time, area, subject matter and otherwise due to the confidential nature of the information and trade secrets of the Company, and the unique role and substantial compensation of the Executive. The covenants contained in this
Section 8 shall survive the termination of the Executive's employment pursuant to this Agreement provided, however, that in the event this Agreement terminates prior to the Conversion, as such term is defined in the Share Purchase Agreement of even date herewith between the Executive and the Company, the noncompetition provisions in this Section 8 shall not extend to the fixed income business engaged in by the Executive prior to the date of this Agreement. The foregoing provisions of this Section 8 shall be binding upon the Executive's heirs, successors and legal representative. The Executive acknowledges and confirms that the Company shall be entitled to specific performance or injunctive relief without proof of monetary damages and without further proof of irreparable injury in an action instituted in any court of competent jurisdiction, or a proceeding before the NASD.

9. Other Directorships. The Company acknowledges and understands that the Executive may be offered the opportunity to sit on the board of directors of other public and private companies. The Executive agrees that he will not serve on the board of directors of any company in competition with the Company and its affiliates, and the Executive agrees that he will not accept any appointment to another Board without the prior written consent of the Company, which consent shall not be unreasonably withheld. The Company may determine that the Executive shall not serve as a director, officer, or in any other position with an entity that does not maintain liability insurance in an amount deemed to be adequate by the Company. The Company agrees that the Executive shall be entitled to any fees or salary received for his participation on the Boards of Directors of such companies.

10. Attorneys' Fees. In the event a proceeding is brought to enforce or interpret any part of this Agreement or the rights or obligations or any party to this Agreement, the prevailing party shall be entitled to recover as an element of such party's costs of suit, through all appeals, and not as damages, reasonable attorneys' fees and paralegal's fees to be fixed by the arbitrator(s) or court. The prevailing party shall be the party who is entitled to recover his costs of suit or proceeding whether or not the action proceeds to final judgment. A party not entitled to recover his costs shall not recover attorneys' fees.

11. Successors and Assigns. This Agreement and the benefits hereunder are personal to the Company and are not assignable or transferable by the Executive without the written consent of the Company. The services to be performed by the Executive hereunder may not be assigned by the Company, without the written consent of the Executive, to any person, firm, corporation or other entity, with the exception of a parent or subsidiary of the Company. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Company and the Executive and the Executive's heirs and legal representatives, and the Company's successors and permitted assigns.

12. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of Florida, without regard to the application of principles of conflict of laws.

13. Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified mail, return receipt requested, postage prepaid, to the parties to this Agreement shall specify by notice to the other:

If to the Company:                  International Assets Holding Corporation
                                    220 East Central Parkway
                                    Altamonte Springs, Florida 32701

With a copy to:                     Louis T. M. Conti, Esq.
                                    Holland & Knight LLP
                                    200 S. Orange Avenue, Suite 2600
                                    Orlando, Florida 32801

                                    Mr. Scott Branch
                                    39 Meeker Avenue
                                    Allendale, New Jersey 07401

With a copy to:                     Alfred George Smith II, Esq.
                                    Shutts & Bowen
                                    201 S. Biscayne Blvd., Suite 1500
                                    Miami, Florida 33131-4328

All notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof.

14. Modification; Waiver. No provisions of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is approved by the Board or a person authorized thereby, and is agreed to in a writing signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at the time of any breach by the other party hereto of any condition or provision of this Agreement, or compliance therewith, by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time, or at any prior or subsequent time.

15. Complete Understanding. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement supercedes all prior agreements and understandings between the Company and the Executive concerning his employment by the Company as well as his compensation, including stock options, in connection therewith, except that the Executive acknowledges that certain confidentiality provisions contained have been subsumed and incorporated herein, and shall be deemed to continue from the inception of his employment by the Company.

16. Headings. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of this Agreement.

17. Severability. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and if any one or more of the words, phrases, sentences, clauses or sections contained in this

Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted.

18. Counterparts. This Agreement may be executed in one or more counterparts, each of which

19. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by binding arbitration in Orlando, Florida, in shall be deemed to be an original but all of which together will constitute one and the same instrument.accordance with the rules of the American Arbitration Association then in effect.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                           COMPANY:


                                           INTERNATIONAL ASSETS HOLDING
                                           CORPORATION, a Delaware corporation

                                           By: /s/ Diego J. Veitia
                                               -------------------
                                           Name:  Diego J. Veitia
                                           Title: Chairman of the Board

                                           EXECUTIVE

                                           /s/ Scott J. Branch
                                           -------------------
                                           Scott J. Branch

    EXHIBIT X

                    INTERNATIONAL ASSETS HOLDING CORPORATION
                             2003 STOCK OPTION PLAN

                  International Assets Holding Corporation, a Delaware corporation, hereby adopts a stock option plan for its key employees, officers, directors and consultants, in accordance with the following terms and conditions.

                  1. Purpose of the Plan. The purpose of the Plan is to advance the growth and development of the Company by affording an opportunity to executives, consultants and key employees of the Company as well as directors of the Company and its affiliates to purchase shares of the Company's common stock and to provide incentives for them to put forth maximum efforts for the success of the Company's business. The Plan is intended to permit certain designated stock options granted under the Plan to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

                  2. Definitions. For purposes of this Plan, the following capitalized terms shall have the meanings set forth below:

                     (a) "Board of Directors" means the board of directors of the Company.

                     (b) "Code" means the Internal Revenue Code of 1986, as currently in effect or as hereafter amended.

                     (c) "Company" means International Assets Holding Corporation ,a Delaware corporation.

                     (d) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                     (e) "Eligible Employee" means all directors, consultants, officers, and executive, managerial, and other key employees of the Company or- any Parent or Subsidiary. In order to be eligible for an Incentive Stock Option, a director or a consultant must also be a common law employee of the Company as provided in Section 422 of the Code; however, in order to be eligible for a Nonqualified Stock Option, a director or consultant need not be a common law employee of the Company.

                     (f) "Fair Market Value" as of a particular date shall mean the fair market value of the Common Stock. If the Common Stock is admitted to trading on a national securities exchange, fair market value of the Common Stock on any date shall be the closing price reported for the Common Stock on the last day preceding such date on which a sale was reported. If the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") System or other comparable quotation system and has been designated as a National Market System ("NMS") security, fair market value of the Common Stock on any date shall be the closing sale price reported for the Common Stock on such system on the last date preceding such date on which a sale was reported. If the Common Stock is admitted to quotation on the

    Nasdaq System but has not been designated as an NMS security, the fair market value of the Common Stock on any date shall be the average of the highest bid and lowest asked prices of such share on such system on the last date preceding such date on which both bid and ask prices were reported. If the Committee determines that the value of the Common Stock determined on the basis of selling or bid and asked prices as provided above in this
    Section 2(f) does not reflect the fair market value of the Common Stock because no actual sale prices or bona fide bid and asked prices are available for a date within a reasonable period before the valuation date, then the fair market value of the Common Stock shall be determined by the Board of Directors in its sole discretion and in good faith as required by
    Section 422 of the Code.

                           (g) "Incentive Stock Option(s)" means a stock option granted to an Eligible Employee to purchase Shares which is intended to qualify as an "incentive stock option," as defined in Section 422 of the Code.

                           (h) "Mature Shares" means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and that such holder either (i) has held for at least six months or (ii) has purchased on the open market.

                           (i) "Nonqualified Stock Option(s)" means a stock option granted to an Eligible Employee to purchase Shares which is not intended to qualify as an "incentive stock option" as defined in Section 422 of the Code.

                           (j) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                           (k) "Option" means any unexercised and unexpired Incentive Stock Option or Nonqualified Stock Option issued under this Plan, or any portion thereof remaining unexercised and unexpired.

                           (l) "Option Agreement" means a written agreement by and between the Company and an Optionee setting forth the terms and conditions of the Option granted by the Board of Directors to such Optionee.

                           (m) "Optionee" means any Eligible Employee who is granted an Option as provided in the Plan.

                           (n) "Parent" means any present or future "parent corporation" of the Company as such term is defined in Section 424(e) of the Code and which the Board of Directors of the Company has elected to be covered by the Plan.

                           (o) "Plan" means this International Assets Holding Company 2003 Stock Option Plan, as amended from time to time.

                           (p) "Share" means a share of Stock.

                           (q) "Stock" means authorized and unissued shares of the Company's Common Stock, $.01 par value per share, or treasury shares of such class.

                           (r) "Subsidiary" means any present or future
    "subsidiary corporation" of the Company, as such term is defined in Section 424(f) of the Code and which the Board of Directors has elected to be covered by the Plan.

                           (s) Where applicable, the terms used in this Plan have the same meaning as the terms used in the Code and the regulations and rulings issued thereunder and pursuant thereto, with reference to Options.

                  (3)      Stock Subject to Option.

                           (a) Available Shares. The total number of Shares which may be issued by the Company to all Optionees under this Plan is [__________] Shares. Except as otherwise provided in Section 3(b) of the Plan, the total number of Shares which may be so issued may be increased only by a resolution adopted by the Board of Directors and approved by the shareholders of the Company.

                           (b) Expired Options and Delivered Shares. If any Option granted under this Plan is terminated or expires for any reason whatsoever, in whole or in part, the Shares (or remaining Shares) subject to that particular Option shall again be available for grant under this Plan. If any Shares (whether subject to or received pursuant to an Option granted under the Plan, purchased on the open market, or otherwise obtained, and including Shares that are deemed (by attestation or otherwise) to have been delivered to the Company as payment for all or any portion of the exercise price of an Option) are withheld or applied as payment by the Company in connection with the exercise of an Option or the withholding of taxes related thereto, such Shares, to the extent of any such withholding or payment, shall again be available or shall increase the number of Shares available, as applicable, for future Options under the Plan. The Board may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

                  (4)      Administration of the Plan.

                           (a) Board of Directors. This Plan shall be administered by the Board of Directors who may, from time to time, issue orders or adopt resolutions, not inconsistent with the provisions of the Plan, to interpret the provisions and supervise the administration of the Plan. All determinations shall be by the affirmative vote of a majority of the members of the Board of Directors at a meeting, or reduced to writing and signed by all of the members of the Board of Directors. Subject to the Company's Bylaws, all decisions made by the Board of Directors in selecting Optionees, establishing the number of shares and terms applicable to each Option, and in construing the provisions of this Plan shall be final, conclusive and binding on all persons, including the Company, shareholders, Optionees, and purchasers of shares pursuant to this Plan. No member of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or an Option granted hereunder.

                           (b) Compensation Committee. The Board of Directors may from time to time appoint a Compensation Committee, consisting of not less than two (2) directors (the "Committee"). The Board of Directors may delegate to such Committee full power and authority to take any action required or permitted to be taken by the Board of Directors under this Plan, subject to restrictions on affiliate participation under the Securities Exchange Act of 1934, as amended, pertaining to, among other things, Section 16(b). The Board of Directors may from time to time, at its sole discretion, remove members from or add members to the Committee. Vacancies may be filled by the Board of Directors only. Where the context requires, the Board of Directors shall mean the Committee, if appointed, for matters dealing with administration of the Plan.

                           (c) Authorization of Officers to Grant Options. In accordance with applicable law, the Board of Directors may, by a resolution adopted by the Board of Directors, authorize one or more Officers to designate Eligible Employees (excluding the Officer so authorized) to be Optionees of Options and determine the number of Options to be granted to such Eligible Employees; provided, however, that the resolution adopted by the Board of Directors so authorizing such Officer or Officers shall specify the total number and the terms (including the exercise price, which may include a formula by which such price may be determined) of Options such Officer or Officers may so grant.

                           (d) Compliance with Internal Revenue Code. The Board of Directors (or committee if appointed) shall at all times administer this Plan and make interpretations hereunder in such a manner that Options granted hereunder designated as Incentive Stock Options will meet the requirements of Section 422 of the Code.

                  5.       Selection of Optionees.

                           (a) Discretion of the Board of Directors. In determining which Eligible Employees shall be offered Options, as well as the terms thereof, the Board of Directors shall evaluate, among other things, (i) the duties and responsibilities of Eligible Employees, (ii) their past and prospective contributions to the success of the Company,
    (iii) the extent to which they are performing and will continue to perform outstanding services for the benefit of the Company, and (iv) such other factors as the Board of Directors deems relevant.

                           (b) Limitation on Incentive Stock Options. The aggregate Fair Market Value, determined on the date of grant, of Shares with respect to which any Incentive Stock Options under the Plan and all other plans of the Company become exercisable by any individual for the first time in any calendar year shall not exceed $100,000. To the extent that any Option exceeds this limit, it shall be deemed a Nonqualified Stock Option.

                           (c) Limitation on Annual Grants of Options. No Eligible Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 300,000 Shares. The limitation described in this Section 5(c) shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12 of the Plan. If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Sections 12 or 13 of the Plan), the canceled Option will be counted against the limitation described in this Section 5(c).

                  (6) Option Agreement. Subject to the provisions of this Plan, each Option granted to an Optionee shall be set forth in an Option Agreement upon such terms and conditions as the Board of Directors determines, including a vesting schedule. Each such Option Agreement shall incorporate the provisions of this Plan by reference. The date of the grant of an Option is the date specified in the Option

    Agreement. Any Option Agreement shall clearly identify the corresponding Option as an Incentive Stock Option or Nonqualified Stock Option.

                  (7)      Option Prices.

                           (a) Determination of Option Price. Except as otherwise provided by this Section 7(a), the option price for Stock shall not be less than one hundred percent (100%) of the fair market value of the Stock on the date of the grant of such Option. The option price for Stock granted to an Eligible Employee who possesses more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company shall not be less than one hundred ten percent (110%) of the fair market value of the Stock on the date of the grant of such Option. Any Option that is (1) granted to an Eligible Employee in connection with the acquisition ("Acquisition"), however effected, by the Company of another corporation or entity ("Acquired Entity") or the assets thereof, (2) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof ("Acquired Entity Option") held by such Eligible Employee immediately prior to such Acquisition, and (3) intended to preserve for the Eligible Employee the economic value of all or a portion of such Acquired Entity Option, may be granted with such exercise price as the Board of Directors determines to be necessary to achieve such preservation of economic value. Any Option that is granted to an Eligible Employee not previously employed by the Company, or a Parent or Subsidiary, as a material inducement to the Eligible Employee's commencing employment with the Company may be granted with such exercise price as the Board of Directors determines to be necessary to provide such material inducement.

                           (b) Determination of Stock Ownership. For purposes of paragraphs 7 and 8, an Optionee's common stock ownership shall be determined by taking into account the rules of constructive ownership set forth in
    Section 424(d) of the Code.

                  (8) Term of Option. The term of an Option may vary within the sole discretion of the Board of Directors, provided, however., that the term of an Incentive Stock Option granted to an Eligible Employee shall not exceed ten (10) years from the date of grant of such Incentive Stock Option. An Incentive Stock option may be cancelled only in connection with the termination of employment or death of the Optionee (as more particularly described in paragraph 9 hereof). A Nonqualified Stock Option may be cancelled only in connection with the termination of employment (or consulting contract) or death of an Optionee, or the removal or resignation of an Optionee who is a director.

                  (9)      Exercise of Option.

                           (a) Limitation on Exercise of Option. Except as otherwise provided herein, the Board of Directors, in its sole discretion, may limit an Option by restricting its exercise in whole or in part to specified vesting periods or until specified conditions have occurred. The vesting periods and any restrictions will be set forth in the Option Agreement. The Board of Directors, in its sole discretion, may accelerate the vesting of any Option at any time.

                           (b) Exercise Prior to Cancellation. An Option shall be exercisable only during the term of the Option as long as the Optionee isin "Continuous Employment" with the Company or is continually on the Board of Directors of the Company or any Parent, Subsidiary, or any successor thereof. Notwithstanding the preceding sentence, as lonas the Option's term has not expired, and unless otherwise provided in the Option Agreement, an Option which is otherwise exercisable in accordance with its provisions shall be exercisable;

                                    (i)   for a period ending ninety (90) days
    after the Optionee has terminated his Continuous Employment with the Company, unless the Optionee was terminated for cause by the Company in which case the Option terminates on notice of termination of employment; or

                                    (ii)  for a period ending ninety (90) days
    after the removal or resignation of the Optionee from the Board of Directors, which such Optionee has served; or

                                    (iii) by the estate of the Optionee, within
    one (1) year after the date of the Optionee's death, if the Optionee should die while in the Continuous Employment of the Company or while serving on the Board of Directors of the Company or any Parent, Subsidiary, or any successor thereof; or

                                    (iv)  within one (1) year after the
    Optionee's employment with the Company terminates, if the Optionee becomes disabled during Continuous Employment with the Company and such disability is the cause of termination.

                  For purposes of this Plan, the term "Continuous Employment" shall mean the absence of any interruption or termination of employment (or termination of a consulting contract) by the Company or any Parent or Subsidiary which now exists or hereafter is organized or acquired by the Company. Continuous Employment with the Company shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company or in the case of transfers between locations of the Company or between any Parent or Subsidiary, or successor thereof. The term "cause" as used in this subparagraph 9(b) shall mean: (i) commission of a felony or a charge of theft, dishonesty, fraud or embezzlement; (ii) failure to adhere to Company's reasonable directives and policies, willful disobedience or insubordination; (iii) disclosing to a competitor or other unauthorized person, proprietary information, confidences or trade secrets of the Company or any Parent or Subsidiary;
    (iv) recruitment of Company or any Parent or Subsidiary personnel on behalf of a competitor or potential competitor of the Company, any Parent or Subsidiary, or any successor thereof; or (v) solicitation of business on behalf of a competitor or potential competitor of the Company, any Parent or Subsidiary, or any successor thereof.

                           (C) Method of Exercising an Option. Subject to the provisions of any particular Option, including any provisions relating to vesting of an Option, an Optionee may exercise an option, in whole or in part, by written notice to the Company stating in such written notice the number of Shares such Optionee elects to purchase under the Option, and the time of the delivery thereof, which time shall be at least fifteen (15) days after the giving of such notice, unless an earlier date shall have been mutually agreed upon. Upon receipt of such written notice, the Company shall provide the Optionee with that information required by the applicable state and federal securities laws. If, after receipt of such information, the Optionee desires to withdraw such notice of exercise, the Optionee may withdraw such notice of exercise by notifying the Company, in writing, prior to the time set forth for delivery of the Shares. In no event may an Option be exercised after the expiration of its term. An Optionee is under no obligation to exercise an Option or any part thereof.

                           (d) Payment for Option Stock. The exercise of any option shall be contingent upon receipt by the Company of the acceptable form of consideration equal to the full option price of the Shares being purchased. The acceptable form of consideration may consist of any combination of cash, certified bank check, wire transfer or, subject to the approval of the Administrator:

                                    (i)     Mature Shares; or

                                    (ii)    pursuant to procedures  approved by
    the Board of Directors, (A) through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Optionee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by the Optionee by reason of such exercise, or (B) through simultaneous sale through a broker of Shares acquired upon exercise. For purposes of this paragraph 9, Mature Shares that are delivered in payment of the option price shall be valued at their Fair Market Value. In the alternative, the Board of Directors may, but is not required to, accept a promissory note, secured or unsecured, in the amount of the option price made by the Optionee on terms and conditions satisfactory to the Board of Directors.

                           (e) Delivery of Stock to Optionee. Provided the Optionee has delivered proper notice of exercise and full payment of the option price, the Company shall undertake and follow all necessary procedures to make prompt delivery of the number of Shares which the Optionee elects to purchase at the time specified in such notice. Such delivery, however, may be postponed at the sole discretion of the Company to enable the Company to comply with any applicable procedures, regulations or listing requirements of any governmental agency, stock exchange or regulatory authority. As a condition to the issuance of Shares, the Company may require such additional payments from the Optionee as may be required to allow the Company to withhold any income taxes which the Company deems necessary to insure the Company that it can comply with any federal or state income tax withholding requirements.

                  10) Nontransferability of Options. Except as otherwise provided in paragraph 9(b)(iii) and (iv) hereof, an Option granted to an Optionee may be exercised only during such Optionee's lifetime by such Optionee. An Option may not be sold, exchanged, assigned, pledged, encumbered, hypothecated or otherwise transferred except by will or by the laws of descent and distribution. No Option or any right thereunder shall be subject to execution, attachment or similar process by any creditors of the Optionee. Upon any attempted assignment, transfer, pledge, hypothecation or other encumbrance of any Option contrary to the provisions hereof, such option and all rights thereunder shall immediately terminate and shall be null and void with respect to the transferee or assignee.

                  (11)     Compliance with the Securities Laws.

                           (a) Optionee's Written Statement. The Board of Directors may, in its sole discretion, require that at the time an Optionee elects to exercise his Option, he shall furnish a written statement to the Company that he is acquiring such Shares for investment purposes only and that he has no present intention of reselling or otherwise disposing of such Stock, along with a written acknowledgment that the Option and the Shares pertaining to the Option are not registered under the Securities Act of 1933, as amended (the "Act"), the Florida securities laws, or any other state securities laws. In the event that Shares subject to the Option are registered with the Securities and Exchange Commission, an Optionee shall no longer be required to comply with this subparagraph 11(a).

                           (b) Registration Requirements. If at any time the Board of Directors determines, in its sole discretion, that the listing, registration or qualification .of the Shares subject to the Option upon any securities exchange or under any state or federal securities laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares thereunder, then the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained (and the same shall have been free of any conditions not acceptable to the Board of Directors).

                           (c) Restrictions on Transfer of Shares. The Shares acquired by an Optionee pursuant to the exercise of an Option hereunder shall be freely transferable; provided, however, that such Shares may not be sold, transferred, pledged or hypothecated, unless (i) a registration statement covering the securities is effective under the Act and appropriate state securities laws, or (ii) an opinion of counsel, satisfactory to the Company, that such sale, transfer, pledge or hypothecation may legally be made without registration of such shares under federal or state securities laws has been received by the Company.

                           (d) Restrictive Legend. In order to enforce the restrictions imposed upon Shares under this Plan, the Company shall make appropriate notation in its stock records or, if applicable, shall issue an appropriate stock transfer instruction to the Company's stock transfer agent. In addition, the Company may cause a legend or legends to be placed on any certificates representing Shares issued pursuant to this Plan, which legend or legends shall make appropriate reference to such restrictions in substantially the following form:

                           "The shares of Common Stock evidenced by this certificate have been issued under the International Assets Holding Corporation Stock Option Plan (the "Plan") and are subject to the terms and provisions of such Plan.

                           These shares have not been registered under the Securities Act of 1933, as amended (the "Act"), the Florida Securities and Investor Protection Act or any other state securities laws, and, therefore, cannot be sold unless they are subsequently registered under the Act and any applicable state securities laws or an exemption from registration is available."

                 12. Changes in Capital Structure of Company. In the event of a capital adjustment resulting from a stock dividend, stock split, reclassification, recapitalization, or by reason of a merger, consolidation, or other reorganization in which the Company is the surviving corporation, the Board of Directors shall make such adjustment, if any, as it may deem appropriate in the number and kind of shares authorized by this Plan, or in the number, option price and kind of shares covered by the Options granted. The Company shall give notice of any adjustment to each Optionee and such adjustment shall be deemed conclusive. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Board of Directors, and any such adjustment may provide for the elimination of fractional shares.

                 13. Reorganization Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, or any merger or combination in which the Company is involved, in which the Company is not a surviving corporation, or a transfer by the Company of substantially all of its assets or property to another corporation, or in the event any other corporation acquires control of the Company in a reorganization within the meaning of
    Section 368(a) of the Code, all outstanding Options shall thereupon terminate, unless such Options are assumed or substitutes therefor are issued (within the meaning of Section 425(a) of the Code) by the surviving or acquiring corporation in any such merger, combination or other reorganization. Notwithstanding the previous sentence, the Company shall give at least fifteen (15) days written notice of such transaction to holders of unexercised Options prior to the effective date of such merger, combination, reorganization, dissolution or liquidation. The Board of Directors, in its sole discretion, may elect to accelerate the vesting schedules of all Options previously issued upon such notice, and the holders thereof may exercise such options prior to such effective date, notwithstanding any time limitation previously placed on the exercise of such Options.

                 14. Notification of Disqualifying Disposition. If an Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an Incentive Stock Option on or before the later of (i) two years after the date of grant, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition.

                 15. Escrow. In order to enforce the restrictions imposed upon shares under this Plan, the Board of Directors or Stock Option Plan Committee may require any Optionee to enter into an Escrow Agreement providing that the certificates representing shares issued pursuant to this Plan shall remain in the physical custody of an escrow holder until any or all of such restrictions have terminated.

                 16. Application of Funds. All proceeds received by the Company from the exercise of Options shall be paid into its treasury and such proceeds shall be used for general corporate purposes.

                 17.  Optionee's Rights as a Holder of Shares.

                           (a) Prior to Exercise. No Optionee or his legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any share of Stock subject to an Option unless and until stock certificates of such Shares are issued to such person or persons pursuant to the terms of this Plan. Except as otherwise provided in paragraph 12 of this Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

                           (b) Dividends. Purchasers of Stock pursuant to this Plan will be entitled, after issuance of their stock certificates, to any dividends that may be declared and paid on the Shares registered in their names. A stock certificate representing dividends declared and paid in Shares shall be issued and delivered to the purchaser after such shares have been registered in the purchaser's name. Such stock certificate shall bear the legends set forth above and shall be subject to the provisions of this Plan, the Option Agreement and any escrow arrangement.

                           (c) Voting Rights. Purchasers of shares of the Stock shall be entitled to receive all notices of meetings and exercise all voting rights of a shareholder with respect to the Shares purchased.

                  18.      Amendment and Termination of the Plan.

                           (a) Discretion of the Board of Directors. The Board of Directors may amend or terminate this Plan at any time; provided, however, that (i) any such amendment or termination shall not adversely affect the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Grantee and the Company; and (ii) the Company shall obtain shareholder approval of any Plan amendment to the extent the Board determines that such approval is necessary and desirable to comply with
    Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

                           (b) Automatic Termination. This Plan shall terminate ten (10) years after its approval by the shareholders of the Company or its adoption by the Board of Directors, whichever is earlier, unless the Board of Directors shall, in its discretion, elect to terminate this Plan at an earlier date. Options may be granted under this Plan at any time and from time to time prior to termination of the Plan under this subparagraph 18(b). Any Option outstanding at the time the Plan is terminated under this subparagraph 18(b) shall remain in effect until the Option is exercised or expires.

                  19.      Miscellaneous.

                           (a) Notices. All notices and elections by an Optionee shall be in writing and delivered in person or by mail to the President or Treasurer of the Company at the principal office of the Company.

                           (b) Effective Date of the Plan. The effective date of this Plan shall be the earlier of the date on which the Board adopts the Plan, or the date of its approval by the shareholders of the Company.

                           (c) Employment. Nothing in the Plan or in any Option granted hereunder, or in any Stock Option Agreement relating thereto shall confer upon any employee of the Company or any Subsidiary, or any successor thereof, the right to continue in the employ of the Company or any Subsidiary.

                           (d) Plan Binding. The Plan shall be binding upon the successors and assigns of the Company.

                           (e) Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

                           (f) Headings. Captioned headings of paragraphs and subparagraphs hereof are inserted for convenience and reference, and constitute no part of the Plan.

                           (g) Applicable Law. The validity, interpretation and enforcement of this Plan are governed in all respects by the laws of the State of Florida and the United States of America.

    Adopted by the Board of Directors on December 19, 2002.
    Adopted by the Shareholders on ____________________________________.

                                      Proxy
                    International Assets Holding Corporation

                                CENTER POINTE TWO
                             220 E. CENTRAL PARKWAY
                                   SUITE 2060
                        ALTAMONTE SPRINGS, FLORIDA 32701

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THE UNDERSIGNED HEREBY APPOINTS DIEGO J. VEITIA AND SEAN M. O'CONNOR, AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE; AND HEREBY AUTHORIZES THEM, OR ANY OF THEM, TO REPRESENT AND VOTE ALL THE SHARES OF COMMON STOCK OF INTERNATIONAL ASSETS HOLDING CORPORATION HELD OF RECORD BY THE UNDERSIGNED ON DECEMBER 26 , 2002, AT THE ANNUAL MEETING OF STOCKHOLDERS ON FEBRUARY 28, 2003, OR ANY ADJOURNMENT THEREOF:


1. On the ELECTION OF DIRECTORS __________FOR all nominees listed (except as marked to the contrary below)

                            _________WITHHOLD AUTHORITY to vote for all nominees
                                           listed below

Diego J. Veitia  Sean M. O'Connor Scott J. Branch  Edward R. Cofrancesco  Robert
A. Miller  John Radziwill

(Instruction to withhold authority to vote for any individual nominee: place a line through the nominee's name.)

2. To approve the action of the Board of Directors in selecting KPMG LLP as auditors to audit the financial statements of International Assets Holding Company and subsidiaries for the period commencing October 1, 2002 and ending September 30, 2003.

           _____________FOR _____________AGAINST _____________ABSTAIN


3. To consider and approve the specific provision within Section 8 of the three Share Subscription Agreements for Sean O'Connor, Scott Branch and John Radziwill that permits the conversion of Series A Preferred stock to common stock.


           _____________FOR _____________AGAINST _____________ABSTAIN


4. To consider and an amendment to the Company's Certificate of Incorporation to require at least a 75% vote of stockholders to remove or change the Chairman of the Board.


           _____________FOR _____________AGAINST _____________ABSTAIN

5. To approve the proposed International Assets Holding Corporation 2003 Stock Option Plan.

           _____________FOR _____________AGAINST _____________ABSTAIN

6. In their discretion, upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.

The shares represented by this proxy, when properly executed, will be voted as specified in the foregoing items 1 , 2, 3, 4, and 5 by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR the election of the six nominees named in the proxy statement; FOR the approval of KPMG LLP; FOR approval of the term which permits conversion of Series A Preferred shares into common; FOR approval of the term which requires a 75% vote of stockholders to remove or change the Chairman of the Board; FOR approval of The International Assets Holding Corporation 2003 Stock Option Plan; and, in the discretion of management as to any other matter which may come before the meeting.

                                       _________________________________________

                                       _________________________________________
                                       Signature(s) of Stockholder(s)

                                       Dated _______________________, 2002

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.